UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 333-256687

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2024 - May 31, 2025

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

5.31.2025

Guggenheim Funds Annual Report

Guggenheim Active Allocation Fund

GuggenheimInvestments.com	CEF-GUG-AR-0525

GUGGENHEIMINVESTMENTS.COM/GUG

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ACTIVE ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gug, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	May 31, 2025

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2025 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s views on the economy and market environment, and information about the factors that materially impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments selected from a variety of sectors and credit qualities. The Fund may also invest in common stocks and other equity investments that the Fund’s sub-adviser believes offer attractive yield and/or capital appreciation potential. The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between income and equity securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 10.20% and a total return based on NAV of 8.69%. At the end of the Reporting Period, the Fund’s market price of $15.11 per share represented a discount of 8.15% to its NAV of $16.45 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 9.43% based on the Fund’s closing market price of $15.11 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 14, and Note 2(f) on page 81 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 119 of this report.

When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2025

NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Active Allocation Fund

June 30, 2025

4 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2025

The economic environment continued to be characterized by high policy volatility, clouding the outlook for the economy and forcing investors to navigate through the fog. Over the first half of 2025, historic swings in tariff policy elevated uncertainty, which obscured the signals from both soft and hard economic data. The actual effects of tariff hikes still lie ahead. In the coming months, we expect we could see slow growth and rising inflation as businesses pass through at least some of the tariff tax hikes on to consumers. While the fiscal bill may provide incremental new stimulus, it may not offset the drag that could come from tariffs.

The U.S. Federal Reserve has been patient for now, but we expect the easing cycle could commence later this year should unemployment rise, and we anticipate the pace of rate cuts could accelerate into 2026. Higher quality-fixed income returns remained stable, and we believe provide an attractive source of steady yield to help buffer downside risks amid continued policy uncertainty.

While corporate fundamentals were strong, we anticipate a growing divergence among industries as some are more affected by tariffs and other policy shifts. For interest rates, we expect the 10-year Treasury yield will maintain its trading range of 3.75% –4.75%, with upward pressure from fiscal policy offset by slowing growth and a trend toward easier monetary policy.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2025

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Active Allocation Fund (the “Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”) the Fund’s investment sub-adviser.

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative Indices

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 10.20% and a total return based on NAV of 8.69%. At the end of the Reporting Period, the Fund’s market price of $15.11 per share represented a discount of 8.15% to its NAV of $16.45 per share. At the beginning of the Reporting Period, the Fund’s market price of $15.02 per share represented a discount of 8.86% to its NAV of $16.48 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary beginning on page 11 for additional information about the Fund’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index*,1	Total Return for the Reporting Period
Bloomberg U.S. Aggregate Bond Index	5.46%
Bloomberg U.S. Corporate Bond Index	5.61%
ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index	7.11%
NASDAQ-100 Index	16.02%
Russell 2000 Index	1.19%
Standard & Poor’s 500 (“S&P 500”) Index	13.52%
S&P UBS Leveraged Loan Index	6.70%
*See page 9 for Index definitions

6 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2025

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 9.43% based on the Fund’s closing market price of $15.11 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 14, and Note 2(f) on page 81 for more information on distributions for the period.

Payable Date	Amount
June 28, 2024	$0.118750
July 31, 2024	$0.118750
August 30, 2024	$0.118750
September 30, 2024	$0.118750
October 31, 2024	$0.118750
November 29, 2024	$0.118750
December 31, 2024	$0.118750
January 31, 2025	$0.118750
February 28, 2025	$0.118750
March 31, 2025	$0.118750
April 30, 2025	$0.118750
May 30, 2025	$0.118750
Total	$1.425000

What factors materially contributed to or detracted from the Fund’s Performance during the Reporting Period?

During the Reporting Period, the Fund’s positive performance was driven by earned income, reflecting a continued focus on higher-quality credits with attractive income and yield characteristics. Credit spreads contributed slightly to overall returns, particularly due to the Fund’s allocation to high yield corporates which experienced spread tightening over the Reporting Period.2 The Fund’s equity exposure also detracted from performance, in line with the broader volatility observed in equity markets during the period. Additionally, duration had a positive effect, as yield movements were mixed and the yield curve

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2025

steepened: 2-year Treasury yields declined by 100 basis points, while 30-year Treasury yields rose by 27 basis points.3

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 25% of Managed Assets, compared with approximately 23% at the beginning of the Reporting Period.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, the Fund’s use of leverage benefited performance.

Investments in Investment Funds (as defined in the Additional Information Regarding the Fund section, which begins on page 121) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain risks. The strategy employs a proprietary covered call strategy which involves selling call option derivatives. The Fund also utilized foreign currency forwards to hedge non-USD exposures. The Fund employed index credit default swaps to hedge broad credit market exposure, which contributed slightly to performance. The Fund utilized various interest rate derivatives, including swaps, swaptions, caps, and futures, to both hedge rate risks and to gain market exposure. The Fund also utilized total return swaps to gain long equity exposure. Overall, the use of derivatives had a nominal impact to the Fund’s performance during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

After a brief wave of post-election optimism, markets experienced significant volatility reminiscent of the COVID-19 era, driven by the administration’s unexpectedly punitive tariff policies. Although recent trade policy rhetoric turned more positive, tariff levels remained at historic highs, posing challenges to economic growth. Meanwhile, the U.S. Federal Reserve faces ongoing uncertainty on its path forward for monetary policy as it assessed the implications of trade policy for its dual mandate.

We believe this environment calls for significant diversification and scrutiny in sector allocations, particularly at the issuer level. The Fund has prioritized quality (which takes multiple forms, including focusing on industry market leaders, balance sheet health, and strong credit documents) and industries that may be more resilient across a range of economic and policy outcomes.

We saw the reprieve in volatility near the end of the Reporting Period as an opportunity to continue shifting the Fund up in quality. Given that spread retracement was most exaggerated in high yield corporates, we have concentrated on opportunistically lightening up the Fund’s exposure in that sector

8 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2025

and increasing allocations to investment-grade corporates and Agency RMBS. We still viewed the go-forward valuation proposition of credit as attractive due to above-average yields across high-quality segments.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the USD-denominated leveraged loan market.

The ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Sources:

1 Morningstar 1 year total return as of May 31, 2025

2 Bloomberg

3 FRED – Federal Reserve Bank of St. Louis

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2025

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value and market price of the Fund’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Fund and its investments. The market price of Fund shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Fund shares is often considered in determining whether to purchase or sell Fund shares, whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Market price movements of Fund shares are thus material to investors and may result in losses, even when net asset value has increased. The Fund is designed for long-term investors; investors should not view the Fund as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Fund’s investments and a shareholder’s investment in the Fund are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described in the Additional Information Regarding the Fund section, which begins on page 121. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gug for additional descriptions of the risks of investing in the Fund. Shareholders also may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

10 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2025

Fund Statistics
Market Price	$15.11
Net Asset Value	$16.45
Discount to NAV	-8.15%
Net Assets ($000)	$542,389

Cumulative Fund Performance*

*The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more of less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED May 31, 2025
			Since Inception
	One	Three	(annualized)
	Year	Year	(11/23/21)
Guggenheim Active Allocation Fund
NAV	8.69%	7.00%	2.64%
Market	10.20%	8.19%	1.07%
Bloomberg U.S. Aggregate Bond Index	5.46%	1.49%	(1.13%)

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gug. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	May 31, 2025

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	53.9%
Senior Floating Rate Interests	37.5%
Asset-Backed Securities	21.9%
Collateralized Mortgage Obligations	8.3%
Preferred Stocks	7.0%
Common Stocks	2.7%
U.S. Treasury Bills	2.7%
U.S. Government Securities	1.6%
Other	3.2%
Total Investments	138.8%
Interest Rate Swaptions Written	0.0%*
Options Written	(0.1%)
Other Assets & Liabilities, net	(38.7%)
Net Assets	100.0%
* Less than 0.1%.

12 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2025

Ten Largest Holdings[1]	% of Net Assets
Thunderbird A, 5.50%	1.4%
Lightning A, 5.50%	1.4%
Uniform MBS 15 Year	1.4%
Hotwire Funding LLC, 4.46%	1.4%
Madison Park Funding LIII Ltd., 10.27%	1.4%
NuStar Logistics, LP, 6.38%	1.1%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%	1.1%
Obra Longevity, 8.48%	1.0%
Gibson Brands, Inc., 9.54%	1.0%
Fannie Mae, 7.00%	1.0%
Top Ten Total	12.2%

1 “Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Fixed Income Instruments
AAA	0.1%
AA	5.4%
A	3.3%
BBB	9.9%
BB	22.3%
B	33.4%
CCC	3.8%
D	0.1%
NR2	10.7%
Other Instruments	11.0%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.
[2]	NR (not rated) securities do not necessarily indicate low credit quality.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2025

Market Price & NAV History

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions is characterized as a return of capital. For the year ended May 31, 2025, 65.0% of the distributions were characterized as ordinary income, and 35.0% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2025 will be reported to shareholders in January 2026.

14 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7%
Technology – 0.6%
ANSYS, Inc.*,1	2,022	$ 668,918
Paycom Software, Inc.[1]	1,974	511,444
Zebra Technologies Corp. — Class A*,1	1,317	381,627
Qorvo, Inc.*,1	5,008	380,708
Skyworks Solutions, Inc.[1]	4,710	325,131
IPG Photonics Corp.*,1	4,423	293,068
Dayforce, Inc.*,1	4,165	246,068
Silicon Laboratories, Inc.*,1	444	53,515
SiTime Corp.*,1	188	36,861
BlackLine, Inc.*,1	633	35,404
Power Integrations, Inc.[1]	691	34,364
Workiva, Inc.*,1	501	33,712
ASGN, Inc.*,1	596	31,475
Semtech Corp.*	756	28,222
Synaptics, Inc.*,1	463	27,206
LiveRamp Holdings, Inc.*,1	775	25,249
Diodes, Inc.*,1	510	22,644
Ambarella, Inc.*,1	412	21,688
DigitalOcean Holdings, Inc.*,1	593	16,782
Asana, Inc. — Class A*	853	15,277
Rapid7, Inc.*,1	659	15,124
Appian Corp. — Class A*,1	461	14,522
Phreesia, Inc.*,1	584	14,302
PagerDuty, Inc.*,1	967	13,789
Sprout Social, Inc. — Class A*,1	530	11,570
Ultra Clean Holdings, Inc.*,1	521	10,092
MaxLinear, Inc. — Class A*	829	9,442
Porch Group, Inc.*	894	8,153
Grid Dynamics Holdings, Inc.*,1	530	6,641
Sapiens International Corporation N.V.[1]	184	5,281
Digital Turbine, Inc.*	1,060	5,003
Domo, Inc. — Class B*,1	330	4,191
Cerence, Inc.*	454	3,864
Bandwidth, Inc. — Class A*,1	275	3,856
BigCommerce Holdings, Inc.*,1	567	2,858
CEVA, Inc.*,1	132	2,476
Mitek Systems, Inc.*,1	255	2,394
Health Catalyst, Inc.*,1	609	2,314
3D Systems Corp.*	1,453	2,252
8x8, Inc.*	1,327	2,176

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Technology – 0.6% (continued)
Unisys Corp.*,1	384	$ 1,832
AvidXchange Holdings, Inc.*,1	147	1,439
Corsair Gaming, Inc.*,1	163	1,433
Ouster, Inc.*	112	1,370
Clearwater Analytics Holdings, Inc. — Class A*,1	58	1,340
CoreCard Corp.*	43	1,135
Vuzix Corp.*	349	1,019
ON24, Inc.*,1	161	916
Atomera, Inc.*	120	738
Outset Medical, Inc.*	36	633
Telos Corp.*	238	600
LivePerson, Inc.*	775	560
TTEC Holdings, Inc.*	108	530
iCAD, Inc.*	130	499
Upland Software, Inc.*	172	372
Rackspace Technology, Inc.*	324	369
CS Disco, Inc.*,1	84	331
Outbrain, Inc.*,1	127	328
Veritone, Inc.*	169	265
Forian, Inc.*	112	233
Arteris, Inc.*,1	29	225
DarioHealth Corp.*	80	57
Smith Micro Software, Inc.*	34	28
Ryvyl, Inc.*	11	6
Society Pass, Inc.*	2	3
Meta Materials, Inc.*	12	–
NantHealth, Inc.*	10	–
Total Technology		3,345,924
Consumer, Cyclical – 0.6%
Alimentation Couche-Tard Inc.*,†††	23,999	407,983
Aptiv plc*,1	4,627	309,130
Bath & Body Works, Inc.[1]	10,922	307,127
Penn Entertainment, Inc.*,1	15,035	222,969
Caesars Entertainment, Inc.*,1	8,165	219,475
Best Buy Company, Inc.[1]	2,703	179,155
Pool Corp.[1]	578	173,741
CarMax, Inc.*,1	2,577	166,113
Ford Motor Co.[1]	15,940	165,457
NIKE, Inc. — Class B1	2,085	126,330
Target Corp.[1]	1,235	116,102

See notes to financial statements.
16 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Cyclical – 0.6% (continued)
Whirlpool Corp.[1]	1,379	$ 107,686
Crocs, Inc.*,1	683	69,666
Advance Auto Parts, Inc.[1]	1,253	60,056
VF Corp.[1]	4,779	59,546
Under Armour, Inc. — Class C*,1	9,303	58,609
Under Armour, Inc. — Class A*,1	8,161	54,760
Macy’s, Inc.[1]	3,538	42,067
Signet Jewelers Ltd.[1]	620	41,273
Goodyear Tire & Rubber Co.*,1	3,229	36,843
Dana, Inc.[1]	1,698	28,238
LCI Industries[1]	289	25,184
American Eagle Outfitters, Inc.[1]	1,778	19,487
National Vision Holdings, Inc.*,1	969	19,196
Papa John’s International, Inc.[1]	387	17,512
Wolverine World Wide, Inc.[1]	954	16,275
Cracker Barrel Old Country Store, Inc.[1]	278	15,968
Sonos, Inc.*,1	1,488	15,297
MillerKnoll, Inc.[1]	872	14,711
Lionsgate Studios Corp.*,1	1,766	12,768
Fox Factory Holding Corp.*,1	493	12,645
LGI Homes, Inc.*,1	252	12,625
Sally Beauty Holdings, Inc.*,1	1,288	11,218
Gentherm, Inc.*,1	390	10,672
Topgolf Callaway Brands Corp.*,1	1,357	8,603
Camping World Holdings, Inc. — Class A1	489	7,951
Rush Street Interactive, Inc.*,1	616	7,817
Allegiant Travel Co. — Class A*,1	90	5,002
AMC Entertainment Holdings, Inc. — Class A*,1	1,286	4,578
Shyft Group, Inc.[1]	406	4,259
Standard Motor Products, Inc.[1]	124	3,757
Douglas Dynamics, Inc.	134	3,684
Malibu Boats, Inc. — Class A*,1	121	3,647
Pursuit Attractions and Hospitality, Inc.*,1	120	3,347
Sleep Number Corp.*	260	2,798
MarineMax, Inc.*,1	123	2,608
Starz Entertainment Corp.*,1	117	2,453
Sun Country Airlines Holdings, Inc.*,1	187	2,166
Portillo’s, Inc. — Class A*,1	136	1,632
Movado Group, Inc.[1]	91	1,474
Lovesac Co.*,1	76	1,455
Zumiez, Inc.*,1	114	1,424

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Cyclical – 0.6% (continued)
Denny’s Corp.*,1	362	$ 1,383
Citi Trends, Inc.*,1	47	1,245
Hyliion Holdings Corp.*	698	1,075
Children’s Place, Inc.*	161	979
American Outdoor Brands, Inc.*	84	973
iRobot Corp.*	315	967
OneWater Marine, Inc. — Class A*,1	61	901
Johnson Outdoors, Inc. — Class A1	31	843
GrowGeneration Corp.*	647	699
Superior Group of Companies, Inc.[1]	69	680
PLBY Group, Inc.*	337	533
Torrid Holdings, Inc.*	103	532
EVI Industries, Inc.[1]	27	500
Sportsman’s Warehouse Holdings, Inc.*	259	489
Universal Electronics, Inc.*	74	489
PetMed Express, Inc.*	118	437
ONE Group Hospitality, Inc.*	123	423
Fossil Group, Inc.*	284	420
Vera Bradley, Inc.*	155	313
Blink Charging Co.*	428	301
Cato Corp. — Class A*	117	300
Purple Innovation, Inc.*	343	273
Regis Corp.*	12	261
Lifetime Brands, Inc.	75	250
Traeger, Inc.*,1	177	244
Mesa Air Group, Inc.*	204	208
Tilly’s, Inc. — Class A*	135	193
Noodles & Co.*	242	188
Big 5 Sporting Goods Corp.*	123	148
Duluth Holdings, Inc. — Class B*	72	134
Nu Ride, Inc. — Class A*	60	82
Kirkland’s, Inc.*	74	79
Barnes & Noble Education, Inc.*,1	2	24
Aterian, Inc.*	12	18
F45 Training Holdings, Inc.*	176	12
Lazydays Holdings, Inc.*	44	12
Nikola Corp.*	89	10
Workhorse Group, Inc.*	4	4
Fisker, Inc.*,†††	1,915	1
Tupperware Brands Corp.*	286	1

See notes to financial statements.
18 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Cyclical – 0.6% (continued)
Big Lots, Inc.*	354	$ –
Canoo, Inc.*	2	–
Shift Technologies, Inc.*,†††	102	–
Conn’s, Inc.*	106	–
LL Flooring Holdings, Inc.*,†††	170	–
Arcimoto, Inc.*	9	–
EBET, Inc.*	3	–
Total Consumer, Cyclical		3,241,163
Financial – 0.6%
Invesco Ltd.[1]	29,197	422,189
T. Rowe Price Group, Inc.[1]	3,987	373,143
Lincoln National Corp.[1]	8,597	284,905
Citizens Financial Group, Inc.[1]	5,454	220,069
Essex Property Trust, Inc. REIT[1]	761	216,048
Franklin Resources, Inc.[1]	9,379	202,962
KeyCorp[1]	11,155	176,918
Truist Financial Corp.[1]	4,474	176,723
Healthpeak Properties, Inc. REIT[1]	7,889	137,347
Alexandria Real Estate Equities, Inc. REIT[1]	1,357	95,248
STAG Industrial, Inc. REIT[1]	2,043	72,690
First Financial Bankshares, Inc.[1]	1,517	53,490
Terreno Realty Corp. REIT[1]	863	48,690
Valley National Bancorp[1]	4,679	41,082
National Storage Affiliates Trust REIT[1]	949	32,646
Broadstone Net Lease, Inc. REIT[1]	1,850	29,433
Outfront Media, Inc. REIT[1]	1,726	28,514
LXP Industrial Trust REIT[1]	3,282	28,160
Walker & Dunlop, Inc.[1]	341	23,355
Pacific Premier Bancorp, Inc.[1]	1,095	23,214
Goosehead Insurance, Inc. — Class A1	211	22,843
HA Sustainable Infrastructure Capital, Inc.[1]	896	22,445
Newmark Group, Inc. — Class A1	1,942	21,381
Trupanion, Inc.*,1	446	21,047
Stewart Information Services Corp.[1]	313	18,886
Cannae Holdings, Inc.[1]	994	18,538
Triumph Financial, Inc.*,1	281	16,233
Innovative Industrial Properties, Inc. REIT[1]	292	16,124
MARA Holdings, Inc.*	1,115	15,744
Virtus Investment Partners, Inc.[1]	85	14,509
Redfin Corp.*	1,216	12,148
LendingClub Corp.*,1	1,171	11,745

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Financial – 0.6% (continued)
Hilltop Holdings, Inc.[1]	362	$ 10,795
Live Oak Bancshares, Inc.[1]	376	10,321
Riot Platforms, Inc.*	1,226	9,894
Brandywine Realty Trust REIT[1]	1,990	8,418
Veritex Holdings, Inc.[1]	278	6,728
eXp World Holdings, Inc.[1]	736	6,271
MFA Financial, Inc. REIT[1]	649	6,036
Centerspace REIT[1]	83	5,291
Piedmont Office Realty Trust, Inc. — Class A REIT*,1	727	5,176
Safehold, Inc. REIT[1]	334	5,033
ConnectOne Bancorp, Inc.[1]	218	5,008
Uniti Group, Inc. REIT*,1	1,153	4,958
LendingTree, Inc.*,1	136	4,763
Capitol Federal Financial, Inc.[1]	762	4,351
Renasant Corp.[1]	120	4,206
World Acceptance Corp.*,1	24	3,707
Metropolitan Bank Holding Corp.*,1	57	3,686
Redwood Trust, Inc. REIT[1]	675	3,679
Eagle Bancorp, Inc.[1]	185	3,256
Northfield Bancorp, Inc.[1]	258	3,013
Plymouth Industrial REIT, Inc.[1]	182	2,948
TPG RE Finance Trust, Inc. REIT[1]	358	2,749
Diamond Hill Investment Group, Inc.[1]	17	2,401
Anywhere Real Estate, Inc.*,1	675	2,356
One Liberty Properties, Inc. REIT[1]	95	2,326
Community Healthcare Trust, Inc. REIT[1]	141	2,304
Global Medical REIT, Inc.[1]	351	2,232
Civista Bancshares, Inc.[1]	88	1,984
Hingham Institution For Savings[1]	8	1,939
Alerus Financial Corp.[1]	89	1,870
West BanCorp, Inc.[1]	95	1,841
ARMOUR Residential REIT, Inc.[1]	103	1,670
Waterstone Financial, Inc.[1]	128	1,654
Southern First Bancshares, Inc.*,1	44	1,587
Ready Capital Corp. REIT[1]	355	1,587
Blue Foundry Bancorp*,1	167	1,513
HomeStreet, Inc.*,1	114	1,485
First Foundation, Inc.*,1	284	1,466
RBB Bancorp[1]	83	1,409
Atlanticus Holdings Corp.*,1	28	1,373
Invesco Mortgage Capital, Inc. REIT[1]	182	1,343

See notes to financial statements.
20 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Financial – 0.6% (continued)
Signature Bank*	1,846	$ 1,292
Industrial Logistics Properties Trust REIT[1]	380	1,250
City Office REIT, Inc.[1]	254	1,240
Douglas Elliman, Inc.*,1	449	1,221
Regional Management Corp.[1]	44	1,164
Citizens, Inc.*,1	297	1,093
Franklin Street Properties Corp. REIT	595	1,083
Orchid Island Capital, Inc. REIT[1]	158	1,079
Oportun Financial Corp.*	124	825
Pioneer Bancorp, Inc.*,1	69	787
Seritage Growth Properties — Class A*,1	222	626
eHealth, Inc.*	145	594
Kestrel Group Ltd.*	20	508
Star Holdings*	60	380
B Riley Financial, Inc.*	118	360
Rithm Property Trust, Inc. REIT	129	352
Finance of America Companies, Inc. — Class A*	10	220
Silvergate Capital Corp. — Class A*	327	124
Rafael Holdings, Inc. — Class B*	67	96
Ashford Hospitality Trust, Inc. REIT*	10	57
Office Properties Income Trust REIT	281	54
Fathom Holdings, Inc.*	36	43
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	329,700	33
Bitfarms Ltd.*	12	11
First Republic Bank*	1,594	6
Total Financial		3,067,594
Consumer, Non-cyclical – 0.5%
PayPal Holdings, Inc.*,1	5,816	408,748
Bio-Techne Corp.[1]	5,648	273,363
IDEXX Laboratories, Inc.*,1	513	263,354
Align Technology, Inc.*,1	1,380	249,697
Zoetis, Inc.[1]	1,380	232,709
MarketAxess Holdings, Inc.[1]	746	161,442
Illumina, Inc.*,1	1,645	135,285
Charles River Laboratories International, Inc.*,1	985	133,596
Bio-Rad Laboratories, Inc. — Class A*,1	482	109,380
Robert Half, Inc.[1]	2,350	107,607
Dentsply Sirona, Inc.[1]	5,242	83,767
Avis Budget Group, Inc.*,1	484	58,946
Moderna, Inc.*,1	1,850	49,136
Endo, Inc.*,1	2,262	47,502

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Non-cyclical – 0.5% (continued)
Korn Ferry[1]	630	$ 42,846
TriNet Group, Inc.[1]	474	39,442
Alarm.com Holdings, Inc.*,1	552	31,685
LivaNova plc*,1	625	27,031
Arrowhead Pharmaceuticals, Inc.*,1	1,200	19,284
CONMED Corp.[1]	339	19,238
Twist Bioscience Corp.*,1	633	18,547
AtriCure, Inc.*,1	525	18,149
Upbound Group, Inc.[1]	773	17,733
Progyny, Inc.*,1	754	16,211
SpringWorks Therapeutics, Inc.*,1	342	15,975
Omnicell, Inc.*,1	513	15,580
Denali Therapeutics, Inc.*,1	1,062	14,061
Kymera Therapeutics, Inc.*,1	403	11,945
Astrana Health, Inc.*,1	442	10,957
GRAIL, Inc.*	274	10,524
CareDx, Inc.*,1	593	10,075
NeoGenomics, Inc.*,1	1,325	9,646
Beam Therapeutics, Inc.*,1	596	9,435
Cimpress plc*,1	205	9,073
Helen of Troy Ltd.*,1	281	7,556
Coursera, Inc.*,1	851	7,531
Neogen Corp.*,1	1,258	7,372
Deluxe Corp.[1]	503	7,178
Community Health Systems, Inc.*,1	1,457	5,653
Recursion Pharmaceuticals, Inc. — Class A*	1,343	5,614
Intellia Therapeutics, Inc.*,1	814	5,592
Travere Therapeutics, Inc.*,1	348	5,227
Fulgent Genetics, Inc.*,1	246	5,097
Owens & Minor, Inc.*	718	4,739
Arcus Biosciences, Inc.*,1	526	4,697
Nurix Therapeutics, Inc.*,1	373	3,965
Arvinas, Inc.*	548	3,946
Nuvation Bio, Inc.*	1,852	3,926
Carriage Services, Inc. — Class A1	90	3,915
OPKO Health, Inc.*	2,343	3,186
Monro, Inc.[1]	194	2,974
Green Dot Corp. — Class A*,1	313	2,892
Senseonics Holdings, Inc.*	5,152	2,697
Mission Produce, Inc.*,1	220	2,459
Repay Holdings Corp.*,1	507	2,439

See notes to financial statements.
22 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Non-cyclical – 0.5% (continued)
Custom Truck One Source, Inc.*,1	540	$ 2,322
Surmodics, Inc.*,1	80	2,322
AngioDynamics, Inc.*,1	220	2,244
Sana Biotechnology, Inc.*	1,029	2,233
Pacific Biosciences of California, Inc.*	2,271	2,189
USANA Health Sciences, Inc.*,1	70	2,091
Heron Therapeutics, Inc.*	1,100	2,068
Castle Biosciences, Inc.*,1	124	1,980
Quanterix Corp.*,1	361	1,877
Ocugen, Inc.*	2,201	1,840
Emergent BioSolutions, Inc.*	287	1,814
Joint Corp.*,1	165	1,766
Varex Imaging Corp.*,1	224	1,718
Beauty Health Co.*	1,022	1,666
OrthoPediatrics Corp.*,1	80	1,597
Replimune Group, Inc.*,1	177	1,589
B&G Foods, Inc.[1]	375	1,579
Vanda Pharmaceuticals, Inc.*,1	326	1,415
Editas Medicine, Inc.*	801	1,378
Enanta Pharmaceuticals, Inc.*,1	230	1,364
Kodiak Sciences, Inc.*	399	1,357
MaxCyte, Inc.*,1	563	1,340
BioLife Solutions, Inc.*,1	61	1,335
Aveanna Healthcare Holdings, Inc.*	235	1,253
Cerus Corp.*	986	1,252
TrueBlue, Inc.*,1	205	1,230
OraSure Technologies, Inc.*,1	426	1,227
iTeos Therapeutics, Inc.*,1	120	1,202
Fate Therapeutics, Inc.*	948	1,147
Utah Medical Products, Inc.[1]	20	1,102
OmniAb, Inc.*,1	867	1,101
Stoke Therapeutics, Inc.*,1	113	1,078
Organogenesis Holdings, Inc.*	379	1,038
CytomX Therapeutics, Inc.*	386	1,023
Personalis, Inc.*	214	991
Anika Therapeutics, Inc.*,1	86	959
Seer, Inc.*	495	950
Allogene Therapeutics, Inc.*	811	949
Alector, Inc.*	695	924
Mind Medicine MindMed, Inc.*,1	125	908
MeiraGTx Holdings plc*,1	177	906

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Non-cyclical – 0.5% (continued)
Cassava Sciences, Inc.*	448	$ 900
Orthofix Medical, Inc.*,1	78	878
Accuray, Inc.*	550	842
HF Foods Group, Inc.*	217	827
Olema Pharmaceuticals, Inc.*,1	150	792
European Wax Center, Inc. — Class A*	150	763
Absci Corp.*	287	761
Precigen, Inc.*	565	746
Inogen, Inc.*,1	116	745
American Well Corp. — Class A*	109	735
Sangamo Therapeutics, Inc.*	1,415	658
LENZ Therapeutics, Inc.*,1	22	642
Verastem, Inc.*	85	639
Stereotaxis, Inc.*	295	628
Coherus Biosciences, Inc.*	806	628
InfuSystem Holdings, Inc.*	108	624
Udemy, Inc.*,1	81	593
C4 Therapeutics, Inc.*	460	575
Pulmonx Corp.*,1	155	527
Zentalis Pharmaceuticals, Inc.*	428	518
Phathom Pharmaceuticals, Inc.*	120	510
Lineage Cell Therapeutics, Inc.*	747	497
Oramed Pharmaceuticals, Inc.*	212	496
Erasca, Inc.*	335	469
Sutro Biopharma, Inc.*	517	464
Praxis Precision Medicines, Inc.*	12	463
Exagen, Inc.*	61	424
Inovio Pharmaceuticals, Inc.*	205	410
Tectonic Therapeutic, Inc.*	18	387
Annexon, Inc.*,1	185	377
Taysha Gene Therapies, Inc.*	133	360
Spero Therapeutics, Inc.*	144	360
Inozyme Pharma, Inc.*	85	337
Vaxart, Inc.*	715	310
Apyx Medical Corp.*	185	289
Rapid Micro Biosystems, Inc. — Class A*	86	286
Inotiv, Inc.*	99	257
XBiotech, Inc.*	90	257
Lexicon Pharmaceuticals, Inc.*	408	256
Laird Superfood, Inc.*	37	238
Alpha Teknova, Inc.*	41	237

See notes to financial statements.
24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Non-cyclical – 0.5% (continued)
Greenwich Lifesciences, Inc.*,1	24	$ 236
Beyondspring, Inc.*	133	227
CytoSorbents Corp.*	245	206
Tourmaline Bio, Inc.*,1	12	200
Tvardi Therapeutics, Inc.*	7	198
Generation Bio Co.*	522	197
Ikena Oncology, Inc.*	161	192
Dianthus Therapeutics, Inc.*,1	11	191
Werewolf Therapeutics, Inc.*	153	185
Cartesian Therapeutics, Inc.*	18	172
Neurogene, Inc.*	10	170
AirSculpt Technologies, Inc.*	38	168
WW International, Inc.*	627	166
Zevia PBC — Class A*	61	166
ModivCare, Inc.*	145	162
Kronos Bio, Inc.*	231	156
Seres Therapeutics, Inc.*	20	141
Spyre Therapeutics, Inc.*,1	9	138
PMV Pharmaceuticals, Inc.*	156	137
Quince Therapeutics, Inc.*	118	123
Cue Biopharma, Inc.*	183	117
Assertio Holdings, Inc.*	173	115
Harvard Bioscience, Inc.*	234	109
Bluebird Bio, Inc.*	20	99
Vistagen Therapeutics, Inc.*	38	98
Passage Bio, Inc.*	220	96
Kezar Life Sciences, Inc.*	21	88
Elicio Therapeutics, Inc.*	12	87
Adaptimmune Therapeutics plc ADR*	273	80
Pyxis Oncology, Inc.*	62	75
Solid Biosciences, Inc.*	23	74
Scilex Holding Co.*	14	72
MEI Pharma, Inc.*	33	71
Durect Corp.*	134	71
Tenaya Therapeutics, Inc.*	153	70
Ginkgo Bioworks Holdings, Inc.*	10	69
TherapeuticsMD, Inc.*	46	67
Retractable Technologies, Inc.*	103	67
Curis, Inc.*	25	62
IGM Biosciences, Inc.*	48	61
Athira Pharma, Inc.*	192	60

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Non-cyclical – 0.5% (continued)
Prelude Therapeutics, Inc.*	64	$ 57
Oncocyte Corp.*	17	56
Lucid Diagnostics, Inc.*	39	54
Fortress Biotech, Inc.*	28	53
ALX Oncology Holdings, Inc.*	105	51
Century Therapeutics, Inc.*	96	51
Climb Bio, Inc.*	41	48
Xilio Therapeutics, Inc.*	43	46
Precision BioSciences, Inc.*	9	43
Bolt Biotherapeutics, Inc.*	136	43
BioAtla, Inc.*	92	38
Sensei Biotherapeutics, Inc.*	124	37
Applied Therapeutics, Inc.*	105	37
Korro Bio, Inc.*	3	34
Rubius Therapeutics, Inc.*,†††	547	31
Aligos Therapeutics, Inc.*	5	26
Biodesix, Inc.*	75	23
Vor BioPharma, Inc.*	113	23
Q32 Bio, Inc.*	13	22
KALA BIO, Inc.*	6	22
Kalaris Therapeutics, Inc.*	7	20
Hookipa Pharma, Inc.*	11	18
PAVmed, Inc.*	29	18
Forte Biosciences, Inc.*	2	17
Portage Biotech, Inc.*	2	16
CEL-SCI Corp.*	7	15
AquaBounty Technologies, Inc.*	17	14
Finch Therapeutics Group, Inc.*	1	14
Endo Guc Trust — Class A*,†††	133,456	13
Carisma Therapeutics, Inc.*	59	11
Talis Biomedical Corp.*	6	9
GT Biopharma, Inc.*	3	8
MiNK Therapeutics, Inc.*	1	7
Oncternal Therapeutics, Inc.*,†††	13	7
Sorrento Therapeutics, Inc.*	3,481	5
Avalo Therapeutics, Inc.*	1	4
SQZ Biotechnologies Co.*	135	4
Aspira Women’s Health, Inc.*	28	2
Affimed N.V.*	69	2
Ernexa Therapeutics, Inc.*	8	2

See notes to financial statements.
26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Consumer, Non-cyclical – 0.5% (continued)
Ontrak, Inc.*	1	$ 2
iBio, Inc.*	2	2
Trevena, Inc.*	1	1
Acutus Medical, Inc.*	113	1
Syros Pharmaceuticals, Inc.*	34	1
22nd Century Group, Inc.*	1	1
Vincerx Pharma, Inc.*	4	–
Telesis Bio, Inc.*	3	–
Accelerate Diagnostics, Inc.*	19	–
NanoString Technologies, Inc. Escrow*,†††	532	–
Tattooed Chef, Inc.*	281	–
Codiak Biosciences, Inc.*,†††	94	–
Ampio Pharmaceuticals, Inc.*	4	–
DermTech, Inc.*	144	–
Cue Health, Inc.*	85	–
Molecular Templates, Inc.*	14	–
Infinity Pharmaceuticals, Inc.*	521	–
Ligand Pharmaceuticals, Inc.*,†††	67	–
9 Meters Biopharma, Inc.*	67	–
Athersys, Inc.*	49	–
Humanigen, Inc.*,†††	284	–
Ligand Pharmaceuticals, Inc.*,†††	67	–
ViewRay, Inc.*	837	–
Total Consumer, Non-cyclical		2,868,901
Communications – 0.2%
Etsy, Inc.*,1	4,899	271,160
Walt Disney Co.[1]	1,941	219,411
Charter Communications, Inc. — Class A*,1	457	181,095
Match Group, Inc.[1]	5,697	170,568
Warner Bros Discovery, Inc.*,1	10,664	106,320
EchoStar Corp. — Class A*,1	2,985	52,924
Upwork, Inc.*,1	1,378	21,345
Ziff Davis, Inc.*,1	508	16,479
DigitalBridge Group, Inc.[1]	1,417	15,672
Revolve Group, Inc.*,1	420	8,652
RealReal, Inc.*	940	5,311
Shutterstock, Inc.[1]	274	5,055
Clear Channel Outdoor Holdings, Inc.*	4,259	4,557
Liberty Latin America Ltd. — Class C*,1	906	4,530
Stitch Fix, Inc. — Class A*	949	4,195

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Communications – 0.2% (continued)
Beyond, Inc.*	504	$ 3,231
OptimizeRx Corp.*	205	2,489
TechTarget, Inc.*,1	305	2,467
Open Lending Corp. — Class A*,1	1,223	2,189
Anterix, Inc.*,1	68	1,808
Ooma, Inc.*,1	130	1,774
Boston Omaha Corp. — Class A*,1	118	1,735
iHeartMedia, Inc. — Class A*	1,313	1,720
1-800-Flowers.com, Inc. — Class A*,1	317	1,560
Ribbon Communications, Inc.*,1	419	1,416
Thryv Holdings, Inc.*,1	90	1,197
Liberty Latin America Ltd. — Class A*,1	237	1,164
Tucows, Inc. — Class A*,1	58	1,125
Eventbrite, Inc. — Class A*,1	448	1,057
CuriosityStream, Inc.	155	1,057
EW Scripps Co. — Class A*	335	744
Entravision Communications Corp. — Class A	358	741
Lands’ End, Inc.*,1	85	716
Cardlytics, Inc.*	382	691
Telesat Corp.*,1	41	658
Advantage Solutions, Inc.*	455	542
Inseego Corp.*	49	367
1stdibs.com, Inc.*	106	266
CarParts.com, Inc.*	291	255
National CineMedia, Inc.[1]	35	191
VirnetX Holding Corp.*	18	140
comScore, Inc.*	20	92
Fluent, Inc.*	43	77
aka Brands Holding Corp.*	4	50
Cambium Networks Corp.*	63	20
Solo Brands, Inc. — Class A*	71	6
Audacy, Inc.*,†††	23	3
HyreCar, Inc.*	104	–
Total Communications		1,118,822
Industrial – 0.2%
Generac Holdings, Inc.*,1	2,048	250,122
Mohawk Industries, Inc.*,1	2,047	205,948
Ball Corp.[1]	2,988	160,097
Stanley Black & Decker, Inc.[1]	1,746	114,241
Exponent, Inc.[1]	606	46,262

See notes to financial statements.
28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Industrial – 0.2% (continued)
JBT Marel Corp.[1]	366	$ 42,020
Kennametal, Inc.[1]	980	21,099
Helios Technologies, Inc.[1]	378	11,461
Vicor Corp.*,1	247	10,779
FARO Technologies, Inc.*,1	212	8,983
nLight, Inc.*,1	509	7,701
TriMas Corp.[1]	253	6,672
Montrose Environmental Group, Inc.*,1	305	5,956
Astec Industries, Inc.[1]	133	5,226
Ichor Holdings Ltd.*,1	331	5,223
Gorman-Rupp Co.[1]	135	4,928
Enviri Corp.*,1	459	3,741
Mesa Laboratories, Inc.[1]	29	2,918
CryoPort, Inc.*	476	2,861
Smith & Wesson Brands, Inc.[1]	285	2,713
Columbus McKinnon Corp.[1]	163	2,373
GrafTech International Ltd.*	2,345	2,336
Manitowoc Company, Inc.*,1	204	2,144
Luxfer Holdings plc[1]	164	1,875
Aspen Aerogels, Inc.*,1	263	1,515
Ranpak Holdings Corp.*,1	447	1,488
Latham Group, Inc.*,1	240	1,356
Pure Cycle Corp.*,1	114	1,211
Turtle Beach Corp.*,1	90	1,033
Outdoor Holding Co.*	515	747
Kopin Corp.*	462	591
GoPro, Inc. — Class A*	755	501
Standard BioTools, Inc.*	454	459
Identiv, Inc.*	127	415
Comtech Telecommunications Corp.*	152	316
Caesarstone Ltd.*	134	228
Hydrofarm Holdings Group, Inc.*	46	169
INNOVATE Corp.*	29	168
Yellow Corp.*	300	105
Ideanomics, Inc.*	22	1
Akoustis Technologies, Inc.*	287	–
Total Industrial		937,982
Basic Materials – 0.0%
Quaker Chemical Corp.[1]	157	17,025
Tronox Holdings plc — Class A1	1,344	7,634
Novagold Resources, Inc.*,1	1,390	4,976

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
COMMON STOCKS† – 2.7% (continued)
Basic Materials – 0.0% (continued)
Radius Recycling, Inc. — Class A1	154	$ 4,560
Energy Fuels, Inc.*,1	900	4,401
Compass Minerals International, Inc.*,1	200	3,842
Codexis, Inc.*,1	706	1,624
Mativ Holdings, Inc.[1]	135	772
Unifi, Inc.*	81	407
Magnera Corp.*	20	240
Danimer Scientific, Inc.*	26	6
Total Basic Materials		45,487
Utilities – 0.0%
Middlesex Water Co.[1]	101	5,853
Ameresco, Inc. — Class A*	362	4,988
Global Water Resources, Inc.[1]	75	761
Total Utilities		11,602
Energy – 0.0%
Gevo, Inc.*	1,167	1,482
National Energy Services Reunited Corp.*,1	226	1,397
Eos Energy Enterprises, Inc.*	259	1,078
DMC Global, Inc.*,1	111	717
Stem, Inc.*	1,328	650
Aemetis, Inc.*	161	275
Sunnova Energy International, Inc.*	1,009	219
Spruce Power Holding Corp.*	78	154
Beam Global*	52	84
SunPower Corp. — Class A*,†††	937	–
Total Energy		6,056
Pharmaceuticals – 0.0%
Cyteir Therapeutics, Inc.*,†††	99	–
Total Common Stocks
(Cost $34,907,613)		14,643,531
PREFERRED STOCKS† – 7.0%
Financial – 6.3%
Markel Group, Inc.††
6.00%	5,000,000	5,000,000
Goldman Sachs Group, Inc.††
3.80%[1]	5,000,000	4,914,226
Citigroup, Inc.††
4.15%[1]	5,000,000	4,858,799
Bank of New York Mellon Corp.††
3.75%[1]	5,000,000	4,812,024

See notes to financial statements.
30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
PREFERRED STOCKS† – 7.0% (continued)
Financial – 6.3% (continued)
Wells Fargo & Co.
4.38%[1]	139,386	$ 2,368,168
4.75%[1]	61,250	1,125,163
3.90%††	400,000	393,842
Bank of America Corp.
4.38%[1]	1,781,500	3,859,806
Selective Insurance Group, Inc.
4.60%[1]	85,536	1,436,150
JPMorgan Chase & Co.††
6.50%	1,350,000	1,368,278
Public Storage
4.10%[1]	58,000	942,500
Lincoln National Corp.††
9.25%	750,000	807,962
Jackson Financial, Inc.
8.00%[1]	26,000	675,480
American National Group, Inc.
7.38%	25,000	625,250
RenaissanceRe Holdings Ltd.
4.20%	38,000	583,300
State Street Corp.††
6.45%	400,000	398,721
First Republic Bank††
4.50%*	200,000	40
Total Financial		34,169,709
Government – 0.5%
CoBank ACB††
4.25%[1]	3,000,000	2,873,390
Energy – 0.1%
Venture Global LNG, Inc.††
9.00%[3]	550,000	518,744
Utilities – 0.1%
NextEra Energy Capital Holdings, Inc.
6.50% due 06/01/85	16,000	400,000
Total Preferred Stocks
(Cost $47,224,243)		37,961,843

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
WARRANTS† – 0.0%
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,†††,2	82,425	$ 8
Danimer Scientific, Inc.
Expiring 07/15/25*	352	–
Total Warrants
(Cost $–)		8
RIGHTS† – 0.0%
Basic Materials – 0.0%
Asphalt Intermediate Holdco, LLC
Expiring 12/31/49†††	1,071	5,782
Consumer, Non-cyclical – 0.0%
Atreca, Inc.*,†††	154	–
Cartesian Therapeutics, Inc.
Expires 07/31/25	542	–
Neurogene, Inc.
Expires 06/30/29	41	–
XOMA Corp.
Expires 04/04/30	153	–
AbbVie Inc
Expires 03/31/29	2	–
Tectonic Therapeutic, Inc.*,†††	18	–
Carisma Therapeutics, Inc.
Expires 03/31/27†††	1,182	–
Jounce Therapeutics, Inc.
Expires 05/05/25†††	196	–
Epizyme, Inc.
Expires 01/01/28†††	793	–
Eli Lilly & Co.
Expires 12/31/31†††	6	–
Magnenta Therapeutics, Inc.†††	178	–
Korro Bio, Inc.
Expires 12/31/26	191	–
Homology Medicines, Inc.
Expires 06/30/26	249	–
Aeglea BioTherapeutics, Inc.†††	240	–
Assertio Holdings, Inc.
Expires 12/31/25†††	971	–
Coherus Biosciences, Inc. †††	208	–
Total Consumer, Non-cyclical		–
Financial – 0.0%
CURO Group Holdings Corp.*,†††	125	–
Rafael Holdings, Inc.
Expires 05/29/25	66	–

See notes to financial statements.
32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
RIGHTS† – 0.0% (continued)
Financial – 0.0% (continued)
Gurnet Point Capital LLC
Expires 12/31/26†††	285	$ –
Total Financial		–
Total Rights
(Cost $2,338)		5,782
CLOSED-END MUTUAL FUNDS***,† – 1.3%
BlackRock Credit Allocation Income Trust[1]	290,333	3,115,273
Eaton Vance Limited Duration Income Fund[1]	309,597	3,092,874
Blackstone Strategic Credit Fund[1]	91,382	1,092,015
Total Closed-End Mutual Funds
(Cost $9,407,634)		7,300,162
MONEY MARKET FUNDS***,† – 1.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.15%[4]	7,598,019	7,598,019
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.18%[4]	108,052	108,052
Total Money Market Funds
(Cost $7,706,071)		7,706,071

	Face
	Amount~
CORPORATE BONDS†† – 53.9%
Financial – 13.6%
United Wholesale Mortgage LLC
5.50% due 04/15/29[1,3]	4,300,000	$ 4,116,405
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[1,3]	3,810,000	3,609,436
Liberty Mutual Group, Inc.
4.30% due 02/01/61[1,3]	5,250,000	3,245,329
FS KKR Capital Corp.
3.25% due 07/15/27[1]	3,300,000	3,133,735
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	3,500,000	3,034,414
OneMain Finance Corp.
4.00% due 09/15/30[1]	3,300,000	2,969,262
Iron Mountain, Inc.
5.25% due 07/15/30[3]	2,940,000	2,868,887
Encore Capital Group, Inc.
8.50% due 05/15/30[1,3]	1,950,000	2,067,031
9.25% due 04/01/29[1,3]	750,000	799,687
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[1,3]	2,700,000	2,820,590

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Financial – 13.6% (continued)
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[1]	3,250,000	$ 2,811,617
Accident Fund Insurance Company of America
8.50% due 08/01/32[1,3]	2,550,000	2,530,495
Global Atlantic Finance Co.
3.13% due 06/15/31[1,3]	1,750,000	1,523,144
4.70% due 10/15/51[1,3,5]	900,000	872,993
Corebridge Financial, Inc.
6.88% due 12/15/52[1,5]	1,950,000	1,979,538
Hunt Companies, Inc.
5.25% due 04/15/29[1,3]	1,850,000	1,785,843
Sherwood Financing plc
8.00% (3 Month EURIBOR + 5.50%, Rate Floor: 0.00%) due 12/15/29◊,1	EUR 1,500,000	1,699,551
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[1,3]	1,800,000	1,554,946
3.88% due 03/01/31[3]	100,000	90,481
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
7.38% due 10/01/32[3]	1,450,000	1,490,433
7.00% due 01/15/31[3]	150,000	153,427
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48	1,991,164	1,627,576
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[1,3]	1,600,000	1,513,605
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[1,3]	1,500,000	1,506,507
Prudential Financial, Inc.
5.13% due 03/01/52[1,5]	1,550,000	1,489,229
AmFam Holdings, Inc.
3.83% due 03/11/51[1,3]	2,300,000	1,416,250
Equitable Holdings, Inc.
6.70% due 03/28/55[5]	1,400,000	1,415,943
Galaxy Bidco Ltd.
8.13% due 12/19/29[3]	GBP 1,000,000	1,360,307
PennyMac Financial Services, Inc.
7.13% due 11/15/30[1,3]	800,000	817,669
7.88% due 12/15/29[1,3]	300,000	315,984
6.88% due 02/15/33[3]	200,000	201,074
Jones Deslauriers Insurance Management, Inc.
8.50% due 03/15/30[1,3]	750,000	787,623
10.50% due 12/15/30[3]	500,000	536,363
NatWest Group plc
7.47% due 11/10/26[1,5]	1,250,000	1,264,356
Starwood Property Trust, Inc.
4.38% due 01/15/27[3]	1,169,000	1,148,106

See notes to financial statements.
34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Financial – 13.6% (continued)
Ares Finance Company IV LLC
3.65% due 02/01/52[1,3]	1,650,000	$ 1,111,755
Toronto-Dominion Bank
8.13% due 10/31/82[1,5]	1,050,000	1,099,698
Focus Financial Partners LLC
6.75% due 09/15/31[1,3]	1,050,000	1,062,218
KKR Group Finance Company X LLC
3.25% due 12/15/51[1,3]	1,600,000	987,223
Belrose Funding Trust II
6.79% due 05/15/55[3]	850,000	851,974
Ardonagh Finco Ltd.
6.88% due 02/15/31[1,3]	EUR 700,000	813,035
Kane Bidco Ltd.
5.00% due 02/15/27[1]	EUR 700,000	800,405
Bank of Nova Scotia
8.63% due 10/27/82[1,5]	750,000	790,143
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[1,3]	790,000	787,138
Enstar Group Ltd.
7.50% due 04/01/45[3,5]	650,000	658,124
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[1,3]	600,000	625,556
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[1,3,5]	600,000	591,807
Farmers Insurance Exchange
7.00% due 10/15/64[1,3,5]	590,000	576,641
Ryan Specialty LLC
4.38% due 02/01/30[3]	450,000	427,972
USI, Inc.
7.50% due 01/15/32[3]	350,000	366,873
Fortitude Group Holdings LLC
6.25% due 04/01/30[3]	350,000	354,358
Reinsurance Group of America, Inc.
6.65% due 09/15/55[5]	265,000	260,142
Rfna, LP
7.88% due 02/15/30[3]	200,000	200,500
Total Financial		72,923,398
Consumer, Non-cyclical – 8.4%
DaVita, Inc.
4.63% due 06/01/30[1,3]	5,200,000	4,859,093
US Foods, Inc.
4.63% due 06/01/30[1,3]	4,250,000	4,087,909

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Consumer, Non-cyclical – 8.4% (continued)
BCP V Modular Services Finance II plc
4.75% due 11/30/28[1]	EUR 3,000,000	$ 3,315,356
Upbound Group, Inc.
6.38% due 02/15/29[1,3]	3,412,000	3,264,684
ADT Security Corp.
4.88% due 07/15/32[1,3]	3,300,000	3,132,318
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[1,3]	3,125,000	2,977,213
Carriage Services, Inc.
4.25% due 05/15/29[1,3]	3,150,000	2,947,640
Bausch Health Companies, Inc.
4.88% due 06/01/28[3]	3,300,000	2,693,625
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[1,3]	2,200,000	1,897,296
TreeHouse Foods, Inc.
4.00% due 09/01/28	2,000,000	1,821,561
Post Holdings, Inc.
5.50% due 12/15/29[1,3]	1,700,000	1,678,891
Reynolds American, Inc.
5.70% due 08/15/35[1]	1,550,000	1,554,971
Castor S.p.A.
7.75% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,1,3	EUR 1,400,000	1,538,156
CPI CG, Inc.
10.00% due 07/15/29[1,3]	1,350,000	1,424,250
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52[1]	1,750,000	1,317,127
Neogen Food Safety Corp.
8.63% due 07/20/30[1,3]	900,000	938,453
AZ Battery Property LLC
6.73% due 02/20/46†††	980,000	921,453
Verisure Holding AB
5.50% due 05/15/30[1,3]	EUR 650,000	767,999
Nobel Bidco B.V.
3.13% due 06/15/28[1]	EUR 550,000	605,358
CVS Health Corp.
7.00% due 03/10/55[1,5]	550,000	553,997
WW International, Inc.
due 04/15/29[3,6]	1,750,000	542,500
Albion Financing 1 SARL
5.38% due 05/21/30[3]	EUR 450,000	518,088
Albion Financing 1 SARL / Aggreko Holdings, Inc.
7.00% due 05/21/30[3]	450,000	456,376
Herc Holdings Escrow, Inc.
7.00% due 06/15/30[3]	230,000	236,952
7.25% due 06/15/33[3]	170,000	174,963

See notes to financial statements.
36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Consumer, Non-cyclical – 8.4% (continued)
Sammontana Italia SpA
6.03% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 10/15/31◊,1	EUR 350,000	$ 399,443
Perrigo Finance Unlimited Co.
5.38% due 09/30/32[1]	EUR 250,000	293,104
APi Group DE, Inc.
4.75% due 10/15/29[3]	250,000	243,434
Williams Scotsman, Inc.
7.38% due 10/01/31[3]	150,000	156,072
Darling Ingredients, Inc.
6.00% due 06/15/30[3]	150,000	150,252
HealthEquity, Inc.
4.50% due 10/01/29[3]	75,000	71,629
Total Consumer, Non-cyclical		45,540,163
Communications – 8.0%
Altice France S.A.
5.13% due 01/15/29[3]	5,260,000	4,417,077
5.13% due 07/15/29[3]	2,000,000	1,687,627
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[3]	6,500,000	5,781,246
British Telecommunications plc
4.88% due 11/23/81[1,3,5]	5,000,000	4,545,620
Ziggo Bond Company B.V.
5.13% due 02/28/30[1,3]	4,361,000	3,696,491
Vodafone Group plc
5.13% due 06/04/81[1,5]	4,750,000	3,515,638
McGraw-Hill Education, Inc.
5.75% due 08/01/28[1,3]	1,800,000	1,778,001
8.00% due 08/01/29[3]	1,700,000	1,704,373
Zayo Group Holdings, Inc.
4.00% due 03/01/27[1,3]	3,250,000	3,057,317
Vmed O2 UK Financing I plc
4.25% due 01/31/31[1,3]	3,250,000	2,941,273
Bell Telephone Company of Canada or Bell Canada
6.88% due 09/15/55[1,5]	1,850,000	1,861,958
Rogers Communications, Inc.
5.25% due 03/15/82[1,3,5]	1,600,000	1,564,027
Level 3 Financing, Inc.
4.00% due 04/15/31[3]	1,720,000	1,423,300
CSC Holdings LLC
11.25% due 05/15/28[3]	1,000,000	989,682
4.50% due 11/15/31[3]	300,000	202,839
6.50% due 02/01/29[3]	100,000	79,785
Cogent Communications Group Incorporated / Cogent Communications Finance, Inc.
7.00% due 06/15/27[1,3]	850,000	855,256

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Communications – 8.0% (continued)
Ciena Corp.
4.00% due 01/31/30[1,3]	850,000	$ 791,117
Sunrise FinCo I B.V.
4.88% due 07/15/31[3]	750,000	696,525
Cogent Communications Group LLC
7.00% due 06/15/27[1,3]	500,000	502,691
VZ Secured Financing B.V.
5.00% due 01/15/32[3]	500,000	432,218
AMC Networks, Inc.
10.25% due 01/15/29[3]	350,000	371,000
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[3]	325,000	307,372
Total Communications		43,202,433
Consumer, Cyclical – 6.3%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[1,3]	4,500,000	4,138,504
Penn Entertainment, Inc.
4.13% due 07/01/29[1,3]	3,350,000	2,992,195
Station Casinos LLC
4.63% due 12/01/31[1,3]	3,250,000	2,975,149
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	2,200,000	2,049,247
Air Canada
4.63% due 08/15/29[3]	CAD 2,750,000	1,967,447
Deuce FinCo plc
5.50% due 06/15/27[1]	GBP 1,200,000	1,604,732
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[1,3]	1,650,000	1,547,516
Boyne USA, Inc.
4.75% due 05/15/29[1,3]	1,600,000	1,537,589
Crocs, Inc.
4.25% due 03/15/29[1,3]	1,625,000	1,533,576
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[3]	1,600,000	1,516,755
Wabash National Corp.
4.50% due 10/15/28[1,3]	1,750,000	1,493,449
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[3]	1,400,000	1,449,424
Steelcase, Inc.
5.13% due 01/18/29[1]	1,450,000	1,407,326
AccorInvest Group S.A.
5.63% due 05/15/32[3]	EUR 650,000	741,153
6.38% due 10/15/29[1,3]	EUR 200,000	237,677
5.89% (3 Month EURIBOR + 3.75%) due 05/15/32◊,3	EUR 200,000	227,970

See notes to financial statements.
38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Consumer, Cyclical – 6.3% (continued)
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[1,3]	1,133,000	$ 1,185,770
TVL Finance plc
6.11% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/30◊,1	EUR 850,000	933,881
QuickTop HoldCo AB
7.03% (3 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 03/31/30◊,1	EUR 800,000	919,842
RB Global Holdings, Inc.
7.75% due 03/15/31[1,3]	650,000	680,422
Hanesbrands, Inc.
9.00% due 02/15/31[1,3]	550,000	581,091
Somnigroup International, Inc.
3.88% due 10/15/31[3]	600,000	533,985
Whirlpool Corp.
4.70% due 05/14/32	300,000	275,602
4.50% due 06/01/46	100,000	72,456
4.60% due 05/15/50	100,000	71,292
QXO Building Products, Inc.
6.75% due 04/30/32[3]	400,000	410,140
ONE Hotels GmbH
7.75% due 04/02/31[1,3]	EUR 250,000	304,244
Wolverine World Wide, Inc.
4.00% due 08/15/29[3]	300,000	262,542
New Flyer Holdings, Inc.
9.25% due 07/01/30[3]	200,000	205,250
JB Poindexter & Company, Inc.
8.75% due 12/15/31[3]	140,000	138,787
Total Consumer, Cyclical		33,995,013
Industrial – 6.2%
AP Grange Holdings
6.50% due 03/20/45†††	3,500,000	3,530,625
5.00% due 03/20/45†††	400,000	404,000
Standard Industries, Inc.
4.38% due 07/15/30[3]	2,400,000	2,252,436
3.38% due 01/15/31[1,3]	1,000,000	884,789
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	2,300,000	2,313,823
5.25% due 07/15/28[1,3]	450,000	441,610
TK Elevator US Newco, Inc.
5.25% due 07/15/27[1,3]	2,630,000	2,605,100
Enviri Corp.
5.75% due 07/31/27[1,3]	2,625,000	2,580,561

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Industrial – 6.2% (continued)
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[1,3]	2,600,000	$ 2,397,043
GrafTech Finance, Inc.
4.63% due 12/23/29[3]	3,200,000	1,996,768
Clearwater Paper Corp.
4.75% due 08/15/28[1,3]	1,609,000	1,539,314
Builders FirstSource, Inc.
6.38% due 06/15/32[1,3]	1,500,000	1,514,037
Homestead Spe Issuer LLC
7.21% due 04/01/55†††	1,500,000	1,433,459
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[3]	1,450,000	1,358,969
Brundage-Bone Concrete Pumping Holdings, Inc.
7.50% due 02/01/32[1,3]	1,350,000	1,347,638
Calderys Financing LLC
11.25% due 06/01/28[1,3]	1,250,000	1,330,976
IP Lending X Ltd.
7.75% due 07/02/29†††,3	1,000,000	1,000,000
Mauser Packaging Solutions Holding Co.
7.88% due 04/15/27[1,3]	700,000	706,640
9.25% due 04/15/27[3]	350,000	344,782
Lottomatica Group SpA
4.88% due 01/31/31	EUR 700,000	814,235
Quikrete Holdings, Inc.
6.75% due 03/01/33[3]	700,000	710,322
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[3]	650,000	689,672
Artera Services LLC
8.50% due 02/15/31[1,3]	800,000	679,842
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28	EUR 550,000	655,395
Worldpay US, Inc.
8.50% due 01/15/31	GBP 250,000	360,452
Waste Pro USA, Inc.
7.00% due 02/01/33[3]	300,000	307,599
Amsted Industries, Inc.
6.38% due 03/15/33[3]	150,000	152,249
AP Grange Holdings LLC
6.50% due 03/20/45†††	143,344	143,344
Total Industrial		34,495,680
Energy – 5.1%
NuStar Logistics, LP
6.38% due 10/01/30[1]	6,000,000	6,112,800
ITT Holdings LLC
6.50% due 08/01/29[1,3]	3,750,000	3,501,185

See notes to financial statements.
40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Energy – 5.1% (continued)
Occidental Petroleum Corp.
7.95% due 06/15/39[1]	3,190,000	$ 3,453,143
CVR Energy, Inc.
5.75% due 02/15/28[1,3]	3,300,000	3,141,651
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	2,400,000	2,405,844
6.88% due 01/15/29[1]	675,000	677,790
Venture Global LNG, Inc.
9.88% due 02/01/32[1,3]	2,550,000	2,712,807
Valero Energy Corp.
4.00% due 06/01/52[1]	3,350,000	2,309,516
Buckeye Partners, LP
5.85% due 11/15/43[1]	1,650,000	1,392,884
ONEOK, Inc.
6.50% due 09/01/30[1,3]	975,000	1,031,055
BP Capital Markets plc
4.88%[5,7]	500,000	479,873
TransMontaigne Partners LLC
8.50% due 06/15/30[3]	450,000	459,381
Viper Energy, Inc.
7.38% due 11/01/31[3]	192,000	201,339
5.38% due 11/01/27[3]	64,000	63,684
Total Energy		27,942,952
Basic Materials – 3.8%
SK Invictus Intermediate II SARL
5.00% due 10/30/29[1,3]	4,250,000	4,037,810
Kaiser Aluminum Corp.
4.50% due 06/01/31[1,3]	4,350,000	3,996,677
Ingevity Corp.
3.88% due 11/01/28[3]	2,900,000	2,725,619
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[1,3]	2,250,000	2,238,606
Compass Minerals International, Inc.
6.75% due 12/01/27[1,3]	1,943,000	1,942,569
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[3]	1,850,000	1,856,094
Carpenter Technology Corp.
7.63% due 03/15/30[1]	1,600,000	1,650,141
6.38% due 07/15/28	200,000	200,810
Anglo American Capital plc
5.63% due 04/01/30[1,3]	1,050,000	1,072,590
Arsenal AIC Parent LLC
8.00% due 10/01/30[3]	550,000	577,571

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.9% (continued)
Basic Materials – 3.8% (continued)
WR Grace Holdings LLC
4.88% due 06/15/27[3]	250,000	$ 246,490
Total Basic Materials		20,544,977
Technology – 1.7%
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[1]	1,900,000	1,722,765
Cloud Software Group, Inc.
6.50% due 03/31/29[1,3]	1,660,000	1,658,132
TeamSystem SpA
5.78% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/31/31◊,1,3	EUR 1,300,000	1,483,648
Foundry JV Holdco LLC
6.20% due 01/25/37[3]	1,350,000	1,379,696
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[1,3]	1,350,000	1,192,083
Dye & Durham Ltd.
8.63% due 04/15/29[3]	880,000	912,898
Capstone Borrower, Inc.
8.00% due 06/15/30[1,3]	650,000	671,305
Xerox Corp.
10.25% due 10/15/30[3]	250,000	256,906
Total Technology		9,277,433
Utilities – 0.8%
PacifiCorp
7.38% due 09/15/55[5]	1,450,000	1,475,273
ContourGlobal Power Holdings S.A.
5.00% due 02/28/30[1,3]	EUR 800,000	915,040
Terraform Global Operating, LP
6.13% due 03/01/26[3]	554,000	546,973
NextEra Energy Capital Holdings, Inc.
6.38% due 08/15/55[1,5]	470,000	470,584
Exelon Corp.
6.50% due 03/15/55[1,5]	450,000	449,468
CMS Energy Corp.
6.50% due 06/01/55[1,5]	450,000	444,080
Total Utilities		4,301,418
Total Corporate Bonds
(Cost $308,501,220)		292,223,467

See notes to financial statements.
42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5%
Industrial – 8.2%
Pelican Products, Inc.
8.81% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28	5,563,125	$ 4,784,288
Merlin Buyer, Inc.
8.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	3,201,000	3,171,647
Icebox Holdco III, Inc.
8.06% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/22/28	3,106,694	3,108,372
ASP Dream Acquisiton Co. LLC
8.68% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/15/28	3,152,500	3,042,163
Capstone Acquisition Holdings, Inc.
8.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	2,561,717	2,549,075
Rinchem Company LLC
8.65% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 03/02/29	3,112,000	2,072,405
Total Webhosting Solutions B.V.
6.51% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/04/31	EUR 1,500,000	1,709,056
Boluda Towage S.L.
5.54% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/30	EUR 1,250,000	1,425,605
Inspired Finco Holdings, Ltd.
5.26% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/28/31	EUR 1,250,000	1,415,782
Fugue Finance LLC
7.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 01/09/32	1,389,518	1,392,408
Michael Baker International LLC
8.28% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/01/28	1,389,500	1,383,428
Engineering Research And Consulting LLC
9.29% (6 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/29/31	1,396,500	1,368,570
Hunter Douglas, Inc.
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/17/32	1,296,750	1,275,678
Foundation Building Materials Holding Company LLC
8.28% ((1 Month Term SOFR + 4.00%) and (3 Month Term SOFR + 4.00%),
Rate Floor: 4.00%) due 01/29/31	1,336,500	1,252,782
Aegion Corp.
7.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 05/17/28	1,204,030	1,198,010
Integrated Power Services Holdings, Inc.
8.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	1,163,742	1,160,848
Dispatch Terra Acquisition LLC
8.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,172,626	1,144,565
Engineered Machinery Holdings, Inc.
due 05/21/28	EUR 1,000,000	1,141,267
Infragroup
due 09/27/30	EUR 1,000,000	1,136,839
Indicor LLC
due 11/22/29	EUR 1,000,000	1,129,911
DG Investment Intermediate Holdings 2, Inc.
7.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 03/31/28	1,058,948	1,057,889
PointClickCare Technologies, Inc.
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/03/31	897,750	898,872

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5% (continued)
Industrial – 8.2% (continued)
Anchor Packaging LLC
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/18/29	794,000	$ 796,382
Atlantic Aviation
6.83% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 09/23/31	782,115	776,773
DXP Enterprises, Inc.
8.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/11/30	641,775	643,380
White Cap Supply Holdings LLC
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/19/29	645,000	637,795
FCG Acquisitions, Inc.7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%)
due 03/31/28	544,344	543,936
Service Logic Acquisition, Inc.
7.28% ((1 Month Term SOFR + 3.00%) and (3 Month Term SOFR + 3.00%),
Rate Floor: 3.75%) due 10/29/27†††	543,075	542,396
Mannington Mills, Inc.
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/07/32	550,000	537,625
Cognita Ltd.
8.29% (6 Month SOFR + 4.00%, Rate Floor: 4.50%) due 10/27/31	498,750	499,373
Artera Services LLC
8.80% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/15/31	544,500	472,354
Park River Holdings, Inc.
7.80% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 12/28/27	198,963	191,072
Total Industrial		44,460,546
Consumer, Cyclical – 8.1%
Pacific Bells LLC
8.56% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/13/28	2,847,911	2,853,835
MB2 Dental Solutions LLC
9.83% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	2,377,152	2,366,536
One Hotels GmbH
due 05/02/32	EUR 1,000,000	1,140,257
6.59% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 04/02/31	EUR 1,000,000	1,138,144
Breitling Financing SARL
6.48% (6 Month EURIBOR + 3.90%, Rate Floor: 3.90%) due 10/25/28	EUR 2,000,000	2,127,254
FR Refuel LLC
9.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28	1,929,750	1,900,804
The Facilities Group
10.18% ((3 Month Term SOFR + 5.75%) and (6 Month Term SOFR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	1,833,429	1,807,944
NFM & J LLC
10.09% (6 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	1,803,637	1,778,566
Alexander Mann
10.39% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	1,773,000	1,722,026
Fertitta Entertainment LLC
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 01/27/29	1,649,000	1,638,347

See notes to financial statements.
44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5% (continued)
Consumer, Cyclical – 8.1% (continued)
Applegreen Limited
7.19% (3 Month EURIBOR + 5.00%, Rate Floor: 5.00%) due 01/23/32	EUR 1,400,000	$ 1,601,749
QSRP Finco B.V.
7.92% (6 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 06/19/31	EUR 1,300,000	1,480,267
B&B Hotels
5.85% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/21/31	EUR 1,300,000	1,477,580
PHM Group Holding OY
5.72% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/25/32	EUR 1,300,000	1,463,969
Allwyn Entertainment Financing US LLC
5.09% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 03/19/32	EUR 1,250,000	1,419,047
Clarios Global, LP
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/28/32	1,400,000	1,395,184
ATG Entertainment
9.21% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 04/02/32†††	GBP 1,000,000	1,350,751
Normec 1 B.V.
5.62% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 04/16/31	EUR 1,150,000	1,308,722
Blue Ribbon LLC
12.26% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%)
(in-kind rate was 4.00%) due 05/08/28†††,8	1,229,769	1,229,769
Cervantes Bidco S.L.U.
6.46% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 10/30/31	EUR 1,000,000	1,141,267
Entain Holdings (Gibraltar) Ltd.
5.62% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/30/28	EUR $1,000,000	1,139,859
Tipico
5.37% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/22/28	EUR 1,000,000	1,133,818
Drive Bidco B.V.
6.36% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/23/31	EUR 1,000,000	1,129,911
Shaw Development LLC
10.28% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/30/29†††	1,194,319	1,118,305
First Brands Group LLC
9.54% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,137,023	1,097,045
Alterra Mountain Co.
7.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/31/30	1,044,757	1,046,063
Thevelia US LLC
7.30% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 06/18/29	898,625	900,593
CCRR Parent, Inc.
8.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	1,812,641	809,652
Zephyr Bidco Ltd.
9.71% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP 500,000	673,880
Oil Changer Holding Corp.
11.16% ((3 Month Term SOFR + 6.75%) and (6 Month Term SOFR + 6.75%),
Rate Floor: 7.75%) due 02/08/27†††	637,199	637,199
Secretariat Advisors LLC
8.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/24/32	446,237	444,563

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5% (continued)
Consumer, Cyclical – 8.1% (continued)
1-800 Contacts
6.78% (3 Month Term SOFR + 2.50%, Rate Floor: 3.25%) due 11/08/32	420,750	$ 420,060
Congruex Group LLC
15.93% (3 Month Term SOFR + 6.50%, Rate Floor: 7.25%) (in-kind rate
was 5.00%) due 05/03/29[8]	458,711	404,583
American Auto Auction Group LLC
due 05/22/32	300,000	300,000
AmSpec Parent LLC
8.55% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/22/31	173,333	174,200
Asphalt Atd Holdco, LLC
11.30% (3 Month Term SOFR + 7.00%, Rate Floor: 7.00%) (in-kind rate
was 4.00%) due 02/28/30†††,8	84,900	84,900
American Tire Distributors, Inc.
due 10/20/28†††,6	175,500	–
Total Consumer, Cyclical		43,856,649
Consumer, Non-cyclical – 7.9%
Gibson Brands, Inc.
9.54% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	5,563,125	5,349,890
LaserAway Intermediate Holdings II LLC
10.29% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	5,563,125	5,298,877
Southern Veterinary Partners LLC
7.53% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/04/31	3,741,338	3,741,974
Women’s Care Holdings, Inc.
8.88% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	2,894,737	2,665,560
Blue Ribbon LLC
10.55% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	3,341,772	2,545,328
Nidda Healthcare Holding GmbH
6.05% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/21/30	EUR 1,800,000	2,055,671
Florida Food Products LLC
9.56% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	2,901,118	2,034,409
HAH Group Holding Co. LLC
9.33% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	1,881,881	1,841,590
Recess Holdings, Inc.
8.03% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/20/30	1,584,030	1,582,842
Pimente Investissement S.A.S.
6.03% (3 Month EURIBOR + 3.68%, Rate Floor: 3.68%) due 12/31/28	EUR 1,350,000	1,532,616
Bowtie Germany Bidco GmbH
6.36% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 08/01/31	EUR 1,300,000	1,481,802
Affidea
5.94% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/20/29	EUR 1,250,000	1,421,857
Curriculum Associates LLC
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 05/07/32	1,400,000	1,393,018

See notes to financial statements.
46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5% (continued)
Consumer, Non-cyclical – 7.9% (continued)
Hanger, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/23/31	1,264,259	$ 1,259,834
Culligan
7.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 07/31/28	1,243,758	1,235,860
National Mentor Holdings, Inc.
8.17% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%),
Rate Floor: 4.50%) due 03/02/28	1,170,256	1,133,288
8.15% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/02/28	48,427	46,897
Domidep
6.15% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 10/30/29	EUR 1,000,000	1,141,506
AI Monet (Luxembourg) Parentco SARL
5.90% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/06/31	EUR 1,000,000	1,139,643
Artisan Newco B.V.
6.32% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/32	EUR 989,866	1,127,735
Chefs’ Warehouse, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/23/29	971,750	974,179
Outcomes Group Holdings, Inc.
8.08% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 05/06/31	694,759	696,787
IVI America LLC
8.05% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/18/31	645,125	647,544
Ceva Sante
7.05% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 11/08/30	495,009	496,247
Midwest Physician Administrative Services
7.56% (3 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 03/12/28	370,795	350,124
TGP Holdings LLC
7.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28	26,720	23,499
Total Consumer, Non-cyclical		43,218,577
Technology – 6.7%
Polaris Newco LLC
5.76% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 06/02/28	EUR 1,492,268	1,626,820
9.21% (1 Month GBP SONIA + 5.00%, Rate Floor: 5.00%) due 06/02/28	GBP 992,288	1,250,086
Visma AS
6.03% (6 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 12/05/28†††	EUR 2,500,000	2,824,779
Cordobes Holdco SL
6.11% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/02/29	EUR 2,400,000	2,727,459
Datix Bidco Ltd.
9.46% (6 Month GBP SONIA + 5.25%, Rate Floor: 5.25%) due 04/30/31†††	GBP 1,304,000	1,744,961
9.54% (6 Month Term SOFR + 5.25%, Rate Floor: 5.75%) due 04/30/31†††	370,000	367,468
Precise Midco B.V.
5.75% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 11/15/30	EUR 1,670,000	1,894,064
Kerridge Commercial Systems Bidco Ltd.
9.71% (3 Month GBP SONIA + 5.25%, Rate Floor: 6.00%) due 09/07/30†††	GBP 1,200,000	1,593,791
Kaseya, Inc.
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/22/32	1,400,000	1,399,006

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5% (continued)
Technology – 6.7% (continued)
Apttus Corp.
7.78% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 05/08/28	1,365,928	$ 1,368,769
DS Admiral Bidco LLC
8.55% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 06/26/31	1,392,949	1,366,831
Bock Capital Bidco B.V.
5.86% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/29/28	EUR 1,200,000	1,364,084
Modena Buyer LLC
8.78% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	1,393,000	1,349,469
Blackhawk Network Holdings, Inc.
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 03/12/29	1,339,892	1,343,027
Boxer Parent Co., Inc.
7.33% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/30/31	1,350,000	1,339,659
Wrench Group LLC
8.56% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/30/28	1,336,500	1,314,782
Leia Finco US LLC
7.46% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/09/31	1,300,000	1,298,960
Finastra
11.43% (6 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 09/13/29	1,185,000	1,183,021
Pushpay USA, Inc.
8.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/15/31	1,147,125	1,144,257
TSG Solutions Holding
5.83% (1 Month EURIBOR + 3.68%, Rate Floor: 3.68%) due 03/30/29	EUR 1,000,000	1,135,589
Team.Blue Finco SARL
5.81% (3 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 09/30/29	EUR 1,000,000	1,135,589
Planview Parent, Inc.
7.80% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/17/27	1,045,292	987,152
Central Parent LLC
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/06/29	1,094,500	972,343
Alteryx, Inc.
10.33% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 03/19/31†††	937,500	937,500
Xerox Corp.
8.28% ((3 Month Term SOFR + 4.00%) and (6 Month Term SOFR + 4.00%),
Rate Floor: 4.50%) due 11/17/29	917,727	881,018
Project Ruby Ultimate Parent Corp.
7.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/10/28	794,010	794,574
CoreLogic, Inc.
7.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 06/02/28	486,146	478,732
Azurite Intermediate Holdings, Inc.
10.33% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 03/19/31†††	412,500	412,500
Total Technology		36,236,290
Financial – 4.6%
HighTower Holding LLC
7.26% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/03/32	2,740,134	2,733,283

See notes to financial statements.
48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5% (continued)
Financial – 4.6% (continued)
Eisner Advisory Group
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	2,715,728	$ 2,723,875
Higginbotham Insurance Agency, Inc.
8.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	2,382,000	2,366,231
9.08% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 11/24/28†††	152,728	151,717
Cegid Group
5.44% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/10/28	EUR 1,450,000	1,648,202
Nexus Buyer LLC
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/31/31	1,446,375	1,446,925
Cobham Ultra SeniorCo SARL
8.18% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/03/29	1,442,759	1,428,072
Howden Group Holdings Ltd.
5.57% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/15/31	EUR 1,250,000	1,423,632
Aretec Group, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/09/30	1,385,541	1,383,020
Asurion LLC
8.58% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	895,500	884,449
8.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/19/28	490,000	488,162
Cliffwater LLC
9.28% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 04/22/32†††	1,370,000	1,365,463
Franchise Group, Inc.
9.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 06/05/25	833,500	750,150
13.44% ((1 Month Term SOFR + 9.00%) and (3 Month Term SOFR + 9.00%),
Rate Floor: 10.00%) due 06/05/25	470,150	468,975
9.27% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 03/10/26	537,548	26,877
Tegra118 Wealth Solutions, Inc.
8.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	1,233,808	1,210,156
Duff & Phelps
6.36% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 04/09/27	EUR 992,188	1,108,882
Orion Advisor Solutions, Inc.
8.03% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 09/24/30	995,000	998,114
CFC Group
due 05/29/32	850,000	841,500
Ardonagh Midco 3 plc
7.04% ((3 Month Term SOFR + 2.75%) and (6 Month Term SOFR + 2.75%),
Rate Floor: 2.75%) due 02/15/31	600,000	595,500
Apex Group Treasury LLC
7.82% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/19/32	539,041	537,920
Claros Mortgage Trust, Inc.
8.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/09/26	338,414	326,570
Orion US FinCo
due 05/19/32	300,000	300,093
Total Financial		25,207,768

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 37.5% (continued)
Basic Materials – 1.0%
NIC Acquisition Corp.
8.31% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 12/29/27	3,058,042	$ 2,633,739
Pregis TopCo Corp.
8.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/15/29	1,184,375	1,184,742
GrafTech Finance, Inc.
10.30% (3 Month Term SOFR + 6.00%, Rate Floor: 8.00%) due 12/21/29	1,011,373	1,004,425
Discovery Purchaser Corp.
8.02% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 10/04/29	548,625	547,138
Arsenal AIC Parent LLC
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 08/18/30	295,524	294,195
Total Basic Materials		5,664,239
Energy – 0.5%
BANGL LLC
8.79% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	2,173,478	2,173,478
Par Petroleum LLC
8.01% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 02/28/30	577,265	560,068
Total Energy		2,733,546
Communications – 0.4%
Speedster Bidco GmbH
6.13% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 12/10/31	EUR 1,000,000	1,140,949
Cengage Learning, Inc.
7.83% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%),
Rate Floor: 4.50%) due 03/24/31	545,882	546,128
Level 3 Financing, Inc.
8.58% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 03/21/32	380,000	381,900
Total Communications		2,068,977
Utilities – 0.1%
Powergrid Services LLC
due 03/31/32	680,588	680,588
Total Senior Floating Rate Interests
(Cost $207,265,190)		204,127,180
ASSET-BACKED SECURITIES†† – 21.9%
Collateralized Loan Obligations – 9.7%
Madison Park Funding LIII Ltd.
2022-53A E, 10.27% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 04/21/35◊,3 7,500,000		7,387,844
Boyce Park CLO Ltd.
2022-1A E, 10.52% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 04/21/35◊,3 4,000,000		3,980,347

See notes to financial statements.
50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 21.9% (continued)
Collateralized Loan Obligations – 9.7% (continued)
Palmer Square Loan Funding Ltd.
2022-1A D, 9.26% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/15/30◊,3	3,500,000	$ 3,497,693
Fontainbleau Vegas
9.99% (1 Month Term SOFR + 5.65%, Rate Floor: 1.00%) due 01/31/26◊,†††	2,500,000	2,500,000
Carlyle Global Market Strategies
2022-1A E, 11.61% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%) due 04/15/35◊,3	2,250,000	2,249,933
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.46% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,3	2,050,000	2,047,728
Cerberus Loan Funding XLII LLC
2023-3A C, 8.41% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,3	2,000,000	1,997,633
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 10.49% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 04/14/35◊,3	1,750,000	1,751,618
Owl Rock CLO I LLC
2024-1A C, 8.57% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,3	1,550,000	1,549,271
FS Rialto Issuer LLC
2024-FL9 C, 6.97% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%) due 10/19/39◊,3	1,550,000	1,530,350
Cerberus Loan Funding XLV LLC
2024-1A D, 9.26% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/15/36◊,3	1,500,000	1,511,230
Ares Direct Lending CLO 2 LLC
2024-2A D, 8.17% (3 Month Term SOFR + 3.90%, Rate Floor: 3.90%) due 10/20/36◊,3	1,500,000	1,498,115
Neuberger Berman Loan Advisers CLO 57 Ltd.
2024-57A SUB, due 10/24/38†††,3,9	1,600,000	1,308,224
RR 39 Ltd.
2025-39A SUB, due 04/15/38[3,9]	1,250,000	1,165,375
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.62% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 04/20/37◊,3	1,150,000	1,157,593
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[3,9]	1,750,000	1,086,750
Ares Loan Funding V Ltd.
2024-ALF5A E, 10.88% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%)
due 07/27/37◊,3	1,000,000	1,022,693
Cerberus Loan Funding XLVI, LP
2024-2A D, 9.21% (3 Month Term SOFR + 4.95%, Rate Floor: 4.95%) due 07/15/36◊,3	1,000,000	1,009,980
Cerberus Loan Funding XL LLC
2023-1A D, 10.66% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%) due 03/22/35◊,3	1,000,000	1,001,900
Carlyle US CLO Ltd.
2022-4A DR, 10.86% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%) due 04/15/35◊,3 1,000,000		1,001,798
HPS Private Credit CLO LLC
2025-3A D, due 07/20/37◊,3,10	1,000,000	1,000,000
CIFC Funding Ltd.
2022-3A E, 11.54% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%) due 04/21/35◊,3	1,000,000	998,506
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 7.32% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 04/20/37◊,3 1,000,000		996,442
Ares CLO Ltd.
2025-77A, due 07/15/39[3,9,10]	1,000,000	957,700

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 21.9% (continued)
Collateralized Loan Obligations – 9.7% (continued)
KREF Ltd.
2021-FL2 AS, 5.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	950,000	$ 927,463
Hamlin Park CLO Ltd.
2024-1A SUB, due 10/20/37◊,4	1,000,000	888,900
Owl Rock CLO XVI LLC
2024-16A C, 7.57% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 04/20/36◊,3	850,000	847,724
Cerberus Loan Funding XLVII LLC
2024-3A D, 8.61% (3 Month Term SOFR + 4.35%, Rate Floor: 4.35%) due 07/15/36◊,3	800,000	799,996
Symphony CLO 48 Ltd.
2025-48A SUB, (WAC) due 04/20/38◊,3,9	850,000	762,705
Regatta 34 Funding Ltd.
2025-3A SUB, due 07/20/38◊,3,9	650,000	650,000
Regatta 33 Funding Ltd.
2025-2A SUB, due 07/25/38◊,3,9	600,000	600,000
GoldenTree Loan Management US CLO 24 Ltd.
2025-24A E, 8.88% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%) due 10/20/38◊,3	600,000	588,392
Madison Park Funding LVIII Ltd.
2024-58A D, 7.93% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%) due 04/25/37◊,3	550,000	554,875
AGL CLO 17 Ltd.
2025-17A ER, 8.92% (3 Month Term SOFR + 4.65%, Rate Floor: 4.65%) due 01/21/35◊,3	500,000	477,322
OCP CLO Ltd.
2024-38A SUB, due 01/21/38[3,9]	500,000	412,810
Bayard Park CLO Ltd.
2025-1A SUB, (WAC) due 07/24/38◊,†††,3,9	500,000	410,850
Ballyrock CLO 2019-1 Ltd.
2021-1A DR, 11.27% (3 Month Term SOFR + 7.01%, Rate Floor: 6.75%) due 07/15/32◊,3	250,000	250,161
Total Collateralized Loan Obligations		52,379,921
Financial – 4.0%
Thunderbird A
5.50% due 03/01/37†††	8,500,000	7,684,775
Lightning A
5.50% due 03/01/37†††	8,500,000	7,684,775
Ceamer Finance LLC
6.92% due 11/15/37†††	2,095,501	2,107,923
LVNV Funding LLC
6.84% due 06/12/29†††	1,200,000	1,221,737
Metis Issuer, LLC
6.89% due 05/15/55†††	1,200,000	1,174,986
Thunderbird B
7.50% due 03/01/37†††	1,100,000	980,626
Lightning B
7.50% due 03/01/37†††	1,100,000	980,626
Total Financial		21,835,448

See notes to financial statements.
52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 21.9% (continued)
Infrastructure – 2.9%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[3]	7,700,000	$ 7,457,674
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[3]	5,000,000	4,709,227
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[3]	1,400,000	1,395,907
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[3]	1,000,000	1,014,988
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[3]	650,000	626,021
Aligned Data Centers Issuer LLC
2021-1A, 2.48% due 08/15/46[3]	400,000	381,561
Total Infrastructure		15,585,378
Transport-Aircraft – 2.7%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,10]	3,149,443	2,999,736
2019-1, 5.19% due 12/15/44[3,10]	750,994	680,363
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	2,670,104	2,643,403
AASET Trust
2021-2A, 2.80% due 01/15/47[3]	680,864	626,337
2021-1A, 2.95% due 11/16/41[3]	581,669	547,479
2021-2A, 3.54% due 01/15/47[3]	478,597	440,211
2020-1A, 3.35% due 01/16/40[3]	367,238	356,223
Start Ltd.
2018-1, 4.09% due 05/15/43[3]	975,493	962,353
2018-1, 5.32% due 05/15/43[3]	689,631	684,756
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	1,437,046	1,397,858
Project Silver
2019-1, 3.97% due 07/15/44[3]	1,423,918	1,374,137
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	1,097,990	1,067,771
Start II Ltd.
2019-1, 4.09% due 03/15/44[3]	575,298	566,743
Castlelake Aircraft Securitization Trust
2019-1A, 3.97% due 04/15/39[3]	266,177	252,204
2018-1, 4.13% due 06/15/43[3]	161,346	156,844
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	94,844	94,616
Total Transport-Aircraft		14,851,034

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 21.9% (continued)
Insurance – 1.1%
Obra Longevity
8.48% due 06/30/39†††	5,500,000	$ 5,366,620
CHEST
7.13% due 03/23/43†††	450,000	460,631
Total Insurance		5,827,251
Net Lease – 0.8%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	1,450,000	1,298,206
2020-1A, 4.52% due 02/15/50[3]	1,000,000	961,984
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]	1,029,438	1,039,504
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	994,375	969,054
Total Net Lease		4,268,748
Single Family Residence – 0.5%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[3]	1,100,000	1,088,405
2020-SFR2, 4.00% due 10/19/37[3]	1,100,000	1,087,113
2020-SFR2, 3.37% due 10/19/37[3]	700,000	690,591
Total Single Family Residence		2,866,109
Whole Business – 0.2%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	990,000	972,254
Total Asset-Backed Securities
(Cost $120,507,914)		118,586,143
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 8.3%
Government Agency – 5.4%
Uniform MBS 30 Year
due 08/01/25◊	5,200,000	5,141,453
due 08/01/25◊	4,900,000	4,166,544
due 08/01/25◊	4,690,000	3,817,758
Uniform MBS 15 Year
due 07/01/25◊	7,523,321	7,523,201
due 08/01/25◊	2,926,679	2,925,031
Fannie Mae
7.00% due 03/01/55[1]	5,106,208	5,331,476
Total Government Agency		28,905,463

See notes to financial statements.
54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 8.3% (continued)
Residential Mortgage-Backed Securities – 1.7%
Mill City Securities Ltd.
2024-RS1, 4.00% due 11/01/69[3,10]	3,150,000	$ 2,831,850
Top Pressure Recovery Turbines
7.51% due 11/01/69	1,304,645	1,305,950
Carrington Mortgage Loan Trust Series
2006-NC5, 4.59% (1 Month Term SOFR + 0.26%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	1,269,279	1,127,420
LSTAR Securities Investment Ltd.
2024-1, 7.45% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,3	1,112,292	1,112,475
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	700,000	659,200
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,10]	624,617	621,745
PRPM LLC
2024-4, 6.41% due 08/25/29[3,10]	577,129	577,406
OBX Trust
2022-NQM8, 6.10% due 09/25/62[3,10]	361,841	360,580
Citigroup Mortgage Loan Trust, Inc.
2022-A, 6.17% due 09/25/62[3,10]	349,787	349,796
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 7.12% (WAC) due 11/25/53◊,3	336,535	346,271
Total Residential Mortgage-Backed Securities		9,292,693
Commercial Mortgage-Backed Securities – 1.1%
BX Trust
2024-VLT4, 6.77% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 07/15/29◊,3	1,650,000	1,630,406
2023-DELC, 7.67% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%) due 05/15/38◊,3	1,000,000	1,004,375
BX Commercial Mortgage Trust
2021-VOLT, 6.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,3	1,250,000	1,240,625
2024-AIRC, 6.92% (1 Month Term SOFR + 2.59%, Rate Floor: 2.59%) due 08/15/39◊,3	485,360	487,028
BXHPP Trust
2021-FILM, 5.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,3	1,700,000	1,547,917
Total Commercial Mortgage-Backed Securities		5,910,351
Military Housing – 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,3,11	11,795,960	675,307
Total Collateralized Mortgage Obligations
(Cost $44,829,932)		44,783,814

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
U.S. TREASURY BILLS†† – 2.7%
U.S. Treasury Bills
4.18% due 07/29/25[1,12,13]	1,200,000	$ 1,191,959
4.17% due 07/31/25[1,12,13]	1,200,000	1,191,686
4.16% due 07/31/25[1,12,13]	1,200,000	1,191,686
4.15% due 07/31/25[1,12,13]	1,200,000	1,191,686
4.13% due 06/12/25[1,12,13]	1,100,000	1,098,701
4.14% due 06/20/25[1,12,13]	1,100,000	1,097,670
4.14% due 06/26/25[1,12,13]	1,100,000	1,096,899
4.02% due 07/10/25[1,12,13]	1,100,000	1,095,094
4.13% due 07/24/25[1,12,13]	1,000,000	993,895
4.14% due 06/05/25[1,12,13]	970,000	969,656
4.04% due 07/17/25[1,12,13]	900,000	895,250
4.15% due 07/03/25[1,12,13]	830,000	826,985
4.02% due 07/03/25[1,12,13]	270,000	269,019
4.06% due 07/24/25[1,12,13]	200,000	198,779
3.98% due 06/05/25[1,12,13]	130,000	129,954
4.04% due 06/05/25[1,12,13]	100,000	99,965
4.08% due 06/12/25[1,12,13]	100,000	99,882
4.11% due 06/20/25[1,12,13]	100,000	99,788
4.13% due 06/26/25[1,12,13]	100,000	99,718
4.14% due 07/03/25[1,12,13]	100,000	99,637
4.15% due 07/10/25[1,12,13]	100,000	99,554
4.16% due 07/17/25[1,12,13]	100,000	99,472
4.16% due 07/24/25[1,12,13]	50,000	49,695
4.18% due 07/31/25[1,12,13]	50,000	49,654
4.04% due 07/17/25[1,12,13]	200,000	198,944
Total U.S. Treasury Bills
(Cost $14,433,848)		14,435,228
U.S. GOVERNMENT SECURITIES†† – 1.6%
U.S. Treasury Bonds
due 08/15/51[1,13,14]	12,650,000	3,394,921
due 05/15/44[13,14]	1,910,000	737,923
due 11/15/44[1,13,14]	1,910,000	716,628
due 02/15/46[13,14]	1,920,000	674,768
U.S. Treasury Notes
4.00% due 03/31/30[1]	2,040,000	2,043,506
4.63% due 02/15/35[1]	1,130,000	1,151,188
Total U.S. Government Securities
(Cost $11,580,330)		8,718,934
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,700,000	1,022,295
Total Foreign Government Debt
(Cost $1,689,703)		1,022,295

See notes to financial statements.
56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 0.1%
Communications – 0.1%
Cable One, Inc.
due 03/15/26[1,13]	450,000	$ 424,575
Total Convertible Bonds
(Cost $431,079)		424,575

	Contracts/
	Notional Value~
LISTED OPTIONS PURCHASED† – 0.0%
Put Options on:
Interest Rate Options
U.S. Treasury Long Bond Futures Contracts Expiring June 2025 with
strike price of $112.00 (Notional Value $6,654,094)	59	58,078
Total Interest Rate Options		58,078
Total Listed Options Purchased
(Cost $107,887)		58,078
OTC OPTIONS PURCHASED†† – 0.1%
Call Options on:
Equity Options
Goldman Sachs International CBOE Volatility Index Expiring July 2025 with
strike price of $25.00 (Notional Value $2,733,504)	1,472	253,184
UBS AG CBOE Volatility Index Expiring August 2025 with strike price of $28.00
(Notional Value $1,578,450)	850	166,600
Total Equity Options		419,784
Put Options on:
Foreign Exchange Options
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with strike price of $140.00	2,774,000	67,234
Goldman Sachs International Foreign Exchange USD/JPY Expiring April 2026 with
strike price of $2.73	1,381,000	52,330
Goldman Sachs International Foreign Exchange USD/JPY Expiring May 2026 with
strike price of $123.50	446,000	43,933
JPMorgan Chase Bank, N.A. Foreign Exchange USD/JPY Expiring May 2026 with
strike price of $123.50	105,000	10,343
Goldman Sachs International Foreign Exchange USD/JPY Expiring April 2026 with
strike price of $2.64	1,105,000	41,871
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with strike price of $140.00	832,000	20,165
Bank of America, N.A. Foreign Exchange USD/JPY Expiring April 2026 with
strike price of $2.63	244,000	9,246
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with
strike price of EUR 1.01 (Notional Value $6,666,188)	EUR 5,872,000	3,170
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with
strike price of EUR 1.01 (Notional Value $6,666,188)	EUR 5,872,000	3,170

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Contracts/
	Notional Value~	Value
OTC OPTIONS PURCHASED†† – 0.1% (continued)
Put Options on: (continued)
Foreign Exchange Options (continued)
Goldman Sachs International Foreign Exchange USD/JPY Expiring November 2025
with strike price of $140.00	254,000	$ 6,156
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with
strike price of EUR 1.01 (Notional Value $4,665,878)	EUR 4,110,000	2,282
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with
strike price of EUR 1.01 (Notional Value $2,330,668)	EUR 2,053,000	1,140
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025 with
strike price of EUR 1.01 (Notional Value $2,000,310)	EUR 1,762,000	978
BNP Paribas Foreign Exchange EUR/USD Expiring November 2025 with
strike price of EUR 1.01 (Notional Value $383,715)	EUR 338,000	188
Total Foreign Exchange Options		262,206
Total OTC Options Purchased
(Cost $899,362)		681,990
OTC INTEREST RATE SWAPTIONS PURCHASED††,15 – 0.1%
Call Swaptions on:
Interest Rate Swaptions
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.50% (Notional Value $8,780,000)	8,780,000	132,430
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.50% (Notional Value $8,780,000)	8,780,000	132,431
Morgan Stanley Capital Services LLC 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.50% (Notional Value $8,780,000)	8,780,000	132,431
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.50% (Notional Value $8,780,000)	8,780,000	132,431
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring August 2026
with exercise rate of 3.50% (Notional Value $15,912,890)	GBP 11,800,000	97,906
Total Interest Rate Swaptions		627,629
Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring August 2026
with exercise rate of 5.50% (Notional Value $15,912,890)	GBP 11,800,000	12,255
Total Interest Rate Swaptions		12,255
Total OTC Interest Rate Swaptions Purchased
(Cost $526,450)		639,884
Total Investments – 138.8%
(Cost $810,020,814)		$ 753,318,985

See notes to financial statements.
58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Contracts/
Notional Value~		Value
LISTED OPTIONS WRITTEN† – (0.1)%
Call Options on:
Equity Options
S&P 500 Index Expiring June 2025 with strike price of $5,910.00 (Notional Value $4,138,183)	7	$ (735)
S&P 500 Index Expiring June 2025 with strike price of $5,950.00 (Notional Value $4,138,183)	7	(4,305)
S&P 500 Index Expiring June 2025 with strike price of $5,960.00 (Notional Value $4,138,183)	7	(6,615)
S&P 500 Index Expiring June 2025 with strike price of $5,890.00 (Notional Value $4,138,183)	7	(15,575)
S&P 500 Index Expiring June 2025 with strike price of $5,920.00 (Notional Value $4,138,183)	7	(21,700)
S&P 500 Index Expiring June 2025 with strike price of $5,915.00 (Notional Value $4,138,183)	7	(39,655)
S&P 500 Index Expiring June 2025 with strike price of $5,910.00 (Notional Value $4,138,183)	7	(45,360)
S&P 500 Index Expiring June 2025 with strike price of $5,900.00 (Notional Value $4,138,183)	7	(52,045)
S&P 500 Index Expiring June 2025 with strike price of $5,870.00 (Notional Value $4,138,183)	7	(52,185)
S&P 500 Index Expiring June 2025 with strike price of $5,855.00 (Notional Value $4,138,183)	7	(53,620)
S&P 500 Index Expiring June 2025 with strike price of $5,900.00 (Notional Value $4,138,183)	7	(54,425)
S&P 500 Index Expiring June 2025 with strike price of $5,820.00 (Notional Value $4,138,183)	7	(80,955)
Total Equity Options		(427,175)
Put Options on:
Interest Rate Options
U.S. Treasury Long Bond Futures Contracts Expiring June 2025 with strike price of $108.00
(Notional Value $6,654,094)	59	(9,219)
Total Listed Options Written
(Premiums received $711,898)		(436,394)
OTC OPTIONS WRITTEN†† – (0.0%)
Call Options on:
Equity Options
UBS AG CBOE Volatility Index Expiring August 2025 with strike price of $40.00
(Notional Value $1,578,450)	850	(83,300)
Goldman Sachs International CBOE Volatility Index Expiring July 2025 with
strike price of $30.00 (Notional Value $2,733,504)	1,472	(171,488)
Total Equity Options		(254,788)
Put Options on:
Foreign Exchange Options
Goldman Sachs International Foreign Exchange USD/JPY Expiring November 2025
with strike price of $130.00	254,000	(1,863)
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with strike price of $130.00	832,000	(6,104)
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with strike price of $130.00	2,774,000	(20,349)
Total Foreign Exchange Options		(28,316)
Total OTC Options Written
(Premiums received $278,645)		(283,104)

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Contracts	Value
OTC INTEREST RATE SWAPTIONS WRITTEN††,15 – (0.0%)
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 3.00% (Notional Value $15,912,890)	GBP 11,800,000	$ (51,636)
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.00% (Notional Value $8,780,000)	8,780,000	(60,783)
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.00% (Notional Value $8,780,000)	8,780,000	(60,783)
Morgan Stanley Capital Services LLC 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.00% (Notional Value $8,780,000)	8,780,000	(60,782)
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.00% (Notional Value $8,780,000)	8,780,000	(60,782)
Total Interest Rate Swaptions		(294,766)
Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 4.50% (Notional Value $15,912,890)	GBP 11,800,000	(47,170)
Total Interest Rate Swaptions		(47,170)
Total OTC Interest Rate Swaptions Written
(Premiums received $314,925)		(341,936)
Other Assets & Liabilities, net – (38.7)%		(209,868,231)
Total Net Assets – 100.0%		$ 542,389,320

Futures Contracts
				Value and
	Number of	Expiration	Notional	Unrealized
Description	Contracts	Date	Amount	Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	201	Jun 2025	$59,443,238	$3,968,999
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	29	Dec 2026	7,016,550	53,355
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	4	Aug 2025	1,327,440	43,024

Centrally Cleared Credit Default Swap Agreements Protection Sold††
			Protection					Upfront	Unrealized
			Premium	Payment	Maturity	Notional		Premiums	Appreciation
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	Paid	(Depreciation)**
J.P. Morgan
Securities LLC	ICE	CDX.NA.HY.44.V1	5.00%	Quarterly	06/20/30	$1,564,203	$ 96,509	$ 71,686	$24,823
J.P. Morgan
Securities LLC	ICE	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	467,000	28,761	32,615	(3,854)
							$125,270	$104,301	$20,969

See notes to financial statements.

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

OTC Credit Default Swap Agreements Protection Purchased††

							Upfront
		Protection					Premiums	Unrealized
		Premium	Payment	Maturity	Notional		Paid	Appreciation
Counterparty	Index	Rate	Frequency	Date	Amount	Value	(Received)	(Depreciation)
Morgan Stanley	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	$1,935,000	$(102,365)	$(112,080)	$ 9,715
Capital Services LLC	(15-25%)
Morgan Stanley	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	1,935,000	(288,453)	(267,774)	(20,679)
Capital Services LLC	(25-35%)
						$(390,818)	$(379,854)	$(10,964)

Centrally Cleared Interest Rate Swap Agreements††

		Floating	Floating						Upfront
		Rate	Rate	Fixed	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	Paid	Depreciation**
J.P. Morgan	CME	Receive	U.S. Secured	4.05%	Annually	01/31/30	$ 6,950,000	$ (131,501)	$263	$ (131,764)
Securities LLC			Overnight
			Financing
			Rate
J.P. Morgan	CME	Pay	U.S. Secured	2.78%	Annually	07/18/27	53,800,000	(983,925)	209	(984,134)
Securities LLC			Overnight
			Financing
			Rate
								$(1,115,426)	$472	$(1,115,898)

Total Return Swap Agreements

								Value and
								Unrealized
	Reference		Financing	Payment	Maturity		Notional	Appreciation
Counterparty	Obligation	Type	Rate	Frequency	Date	Units	Amount	(Depreciation)
OTC Credit Index Swap Agreements††
Morgan Stanley	Markit iBoxx USD	Pay	4.33% (SOFR)	At Maturity	09/20/25	N/A	$10,000,000	$ 88,944
Capital	Liquid Leveraged
Services LLC	Loans Total
	Return Index
OTC Equity Index Swap Agreements††
Bank of	SPDR S&P 500	Pay	4.94% (Federal Funds	At Maturity	06/16/26	31,900	18,801,541	(153,439)
America, N.A.	ETF Trust		Rate + 0.61%)
OTC Interest Rate Swap Agreements††
Goldman Sachs	Goldman Sachs	Pay	3.33% (Federal Funds	At Maturity	05/15/26	20,468	3,068,420	(106,231)
International	Swaption Forward		Rate – 1.00%)
	Volatility Index

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued	May 31, 2025

Forward Foreign Currency Exchange Contracts††

				Contract	Settlement	Unrealized
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Toronto-Dominion Bank	EUR	Sell	100,000	113,002 USD	06/16/25	$ (653)
Barclays Bank plc	EUR	Sell	900,000	1,016,519 USD	06/16/25	(6,371)
JPMorgan Chase	EUR	Sell	575,000	646,680 USD	06/16/25	(6,833)
Bank, N.A.
Barclays Bank plc	CAD	Sell	2,690,000	1,931,098 USD	06/16/25	(30,654)
Barclays Bank plc	GBP	Sell	7,546,000	10,066,026 USD	06/16/25	(128,923)
Morgan Stanley Capital	EUR	Sell	58,557,000	65,603,102 USD	06/16/25	(949,503)
Services LLC
						$(1,122,937)

OTC Interest Rate Swaptions Purchased

							Swaption
Counterparty/	Floating	Floating	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Rate Type	Rate Index	Frequency	Rate	Date	Rate	Amount	Value
Call
BNP Paribas	Pay	12 Month Term SOFR	Annual	3.50%	02/13/26	3.50%	$8,780,000	$132,430
9-Month/5-Year Interest
Rate Swap
BNP Paribas	Pay	12 Month Term SOFR	Annual	3.50%	02/13/26	3.50%	8,780,000	132,431
9-Month/5-Year Interest
Rate Swap
Morgan Stanley Capital	Pay	12 Month Term SOFR	Annual	3.50%	02/13/26	3.50%	8,780,000	132,431
Services LLC
9-Month/5-Year Interest
Rate Swap
The Toronto-Dominion Bank	Pay	12 Month Term SOFR	Annual	3.50%	02/13/26	3.50%	8,780,000	132,431
9-Month/5-Year Interest
Rate Swap
Morgan Stanley Capital	Pay	12 Month GBP SONIA	Annual	3.50%	08/19/26	3.50%	15,912,890	97,906
Services LLC
2-Year Interest Rate Swap
								$627,629
Put
Morgan Stanley Capital	Receive	12 Month GBP SONIA	Annual	5.50%	08/19/26	5.50%	$15,912,890	$ 12,255
Services LLC
2-Year Interest Rate Swap

See notes to financial statements.

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

OTC Interest Rate Swaptions Written

							Swaption
Counterparty/	Floating	Floating	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Rate Type	Rate Index	Frequency	Rate	Date	Rate	Amount	Value
Call
Morgan Stanley Capital	Receive	12 Month GBP SONIA	Annual	3.00%	08/19/26	3.00%	$15,912,890	$ (51,636)
Services LLC
2-Year Interest Rate Swap
The Toronto-Dominion Bank	Receive	12 Month Term SOFR	Annual	3.00%	02/13/26	3.00%	8,780,000	(60,783)
9-Month/5-Year Interest
Rate Swap
Morgan Stanley Capital	Receive	12 Month Term SOFR	Annual	3.00%	02/13/26	3.00%	8,780,000	(60,782)
Services LLC
9-Month/5-Year Interest
Rate Swap
BNP Paribas	Receive	12 Month Term SOFR	Annual	3.00%	02/13/26	3.00%	8,780,000	(60,783)
9-Month/5-Year Interest
Rate Swap
BNP Paribas	Receive	12 Month Term SOFR	Annual	3.00%	02/13/26	3.00%	8,780,000	(60,782)
9-Month/5-Year Interest
Rate Swap
								$(294,766)

Put
Morgan Stanley Capital
Services LLC
2-Year Interest Rate Swap	Pay	12 Month GBP SONIA	Annual	4.50%	08/19/26	4.50%	$15,912,890	$ (47,170)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.

†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at May 31, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2025, the total value of segregated securities was $261,603,363.
2	Special Purpose Acquisition Company (SPAC).
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $318,203,449 (cost $330,386,570), or 58.7% of total net assets.
4	Rate indicated is the 7-day yield as of May 31, 2025.

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS continued	May 31, 2025

5	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6	Security is in default of interest and/or principal obligations.
7	Perpetual maturity.
8	Payment-in-kind security.
9	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
10	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at May 31, 2025. See table below for additional step information for each security.
11	Security is an interest-only strip.
12	Rate indicated is the effective yield at the time of purchase.
13	Zero coupon rate security.
14	Security is a principal-only strip.
15	Swaptions – See additional disclosure in the swaptions table above for more information on swaptions.
ADR	— American Depositary Receipt
CAD	— Canadian Dollar
CDX.NA.HY.43.V1	— Credit Default Swap North American High Yield Series 43 Index Version 1
CDX.NA.HY.44.V1	— Credit Default Swap North American High Yield Series 44 Index Version 1
CME	— Chicago Mercantile Exchange
EUR	— Euro
EURIBOR	— European Interbank Offered Rate
GBP	— British Pound
ICE	— Intercontinental Exchange
plc	— Public Limited Company REIT — Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.
64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2025 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 14,235,460	$ —	$ 408,071	$ 14,643,531
Preferred Stocks	12,015,817	25,946,026	—	37,961,843
Warrants	—*	—	8	8
Rights	—*	—	5,782	5,782
Closed-End Mutual Funds	7,300,162	—	—	7,300,162
Money Market Funds	7,706,071	—	—	7,706,071
Corporate Bonds	—	284,790,586	7,432,881	292,223,467
Senior Floating Rate Interests	—	177,736,481	26,390,699	204,127,180
Asset-Backed Securities	—	86,704,370	31,881,773	118,586,143
Collateralized Mortgage Obligations	—	44,783,814	—	44,783,814
U.S. Treasury Bills	—	14,435,228	—	14,435,228
U.S. Government Securities	—	8,718,934	—	8,718,934
Foreign Government Debt	—	1,022,295	—	1,022,295
Convertible Bonds	—	424,575	—	424,575
Options Purchased	58,078	681,990	—	740,068
Interest Rate Swaptions Purchased	—	639,884	—	639,884
Equity Futures Contracts**	3,968,999	—	—	3,968,999
Interest Rate Futures Contracts**	53,355	—	—	53,355
Commodity Futures Contracts**	43,024	—	—	43,024
Credit Default Swap Agreements**	—	34,538	—	34,538
Credit Index Swap Agreements**	—	88,944	—	88,944
Total Assets	$ 45,380,966	$ 646,007,665	$ 66,119,214	$ 757,507,845
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 436,394	$ 283,104	$ —	$ 719,498
Interest Rate Swaptions Written	—	341,936	—	341,936
Credit Default Swap Agreements**	—	24,533	—	24,533
Interest Rate Swap Agreements**	—	1,115,898	—	1,115,898
Forward Foreign Currency
Exchange Contracts**	—	1,122,937	—	1,122,937
Equity Index Swap Agreements**	—	153,439	—	153,439
Interest Rate Swap Agreements**	—	106,231	—	106,231
Unfunded Loan Commitments
(Note 11)	—	—	75,220	75,220
Total Liabilities	$ 436,394	$ 3,148,078	$ 75,220	$ 3,659,692

* Includes securities with a market value of $0.

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investments by industry category.

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS continued	May 31, 2025

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $174,595,099 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable	Input	Weighted
Category	at May 31, 2025	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$21,513,170	Yield Analysis	Yield	4.3%-9.3%	7.6%
Asset-Backed Securities	8,649,529	Option adjusted spread off prior
		month end broker quote	Broker Quote	—	—
Asset-Backed Securities	1,308,224	Third Party Pricing	Vendor Price	—	—
Asset-Backed Securities	410,850	Third Party Pricing	Trade Price	—	—
Common Stocks	408,029	Model Price	Liquidation Value	—	—
Common Stocks	42	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	4,934,625	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	2,354,912	Option adjusted spread off prior
		month end broker quote	Broker Quote	—	—
Corporate Bonds	143,344	Third Party Pricing	Trade Price	—	—
Rights	5,782	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	13,625,760	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	6,817,244	Yield Analysis	Yield	10.0%-10.7%	10.4%
Senior Floating Rate Interests	5,947,695	Third Party Pricing	Broker Quote	—	—
Warrants	8	Model Price	Liquidation Value	—	—
Total Assets	$66,119,214
Liabilities:
Unfunded Loan Commitments	$75,220	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2025, the Fund had securities with a total value of $937,542 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $3,728,389 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2025.

				Assets					Liabilities
			Senior
			Floating						Unfunded
	Asset-Backed	Corporate	Rate		Common	Preferred			Loan
	Securities	Bonds	Interests	Warrants	Stocks	Stocks	Rights	Total Assets	Commitments
Beginning Balance	$16,710,065	$ 1,563,863	$ 26,054,495	$ 8	$ 208	$6,000	$ —	$ 44,334,639	$(45,652)
Purchases/(Receipts)	16,427,274	7,001,105	15,825,354	—	353,027	—	—	39,606,760	(178,125)
(Sales, maturities and
paydowns)/Fundings	(386,635)	(1,058,421)	(11,340,894)	—	(18,291)	—	(557)	(12,804,798)	106,735
Amortization of
premiums/discounts	—	437	99,760	—	—	—	—	100,197	5,048
Corporate actions	—	—	(1,443,077)	—	22,510	—	2,307	(1,418,260)	—
Total realized gains (losses)
included in earnings	—	1,096	(222,829)	—	791	—	513	(220,429)	50,581
Total change in unrealized
appreciation (depreciation)
included in earnings	(868,931)	(75,199)	208,739	—	49,784	(5,960)	3,519	(688,048)	(13,807)
Transfers into Level 3	—	—	937,500	—	42	—	—	937,542	—
Transfers out of Level 3	—	—	(3,728,349)	—	—	(40)	—	(3,728,389)	—
Ending Balance	$31,881,773	$ 7,432,881	$ 26,390,699	$ 8 $ 408,071		$ —	$5,782	$ 66,119,214	$(75,220)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
May 31, 2025	$ (868,931)	$ (74,326)	$ 344,912	$ —	$ 32,456	$ —	$3,474	$ (562,415)	$ 27,903

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd., which are scheduled to decrease.

	Coupon
	Rate at Next	Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate	Reset Date
Citigroup Mortgage Loan Trust, Inc.
2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97%
due 12/15/44	2.00%	10/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19%
due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71%
due 08/25/67	6.71%	10/01/26	—	—
Mill City Securities Ltd. 2024-RS1,
4.00% due 11/01/69	7.00%	10/01/27	—	—
OBX Trust 2022-NQM8, 6.10%
due 09/25/62	7.10%	10/01/26	—	—
PRPM LLC 2024-4, 6.41%
due 08/25/29	9.41%	08/25/27	10.41%	08/25/28

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS continued	May 31, 2025

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

Transactions during the year ended May 31, 2025, in which the company is an affiliated issuer, were as follows:

Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares	Investment
Security Name	05/31/24	Additions	Reductions	(Loss)	(Depreciation)	05/31/25	05/31/25	Income
Mutual Fund
Guggenheim Risk	$6,006,923	$105,402	$(7,551,317)	$—	$1,438,992	$—	—	$105,402
Managed Real Estate
Fund — Institutional Class*

* Security was no longer an affiliated issuer as a result of New Age Alpha’s acquisition of certain Guggenheim Funds on October 25, 2024. The information provided within this table is exclusive to the portion of the year ended May 31, 2025 during which the Security was considered an affiliated issuer. The New Age Alpha Risk Managed Real Estate Fund (the Acquiring Fund), which was not considered an affiliated issuer, was subsequently sold by the Fund and is no longer held at May 31, 2025.

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2025

ASSETS:
Investments, at value (cost $810,020,814)	$ 753,318,985
Foreign currency, at value (cost $348,646)	348,650
Cash	170,432
Segregated cash due from broker	2,692,363
Unrealized appreciation on OTC swap agreements	98,659
Unamortized upfront premiums paid on credit default swap agreements	104,301
Unamortized upfront premiums paid on interest rate swap agreements	472
Prepaid expenses	1,898
Receivables:
Investments sold	18,509,347
Interest	8,133,399
Dividends	115,982
Variation margin on interest rate swap agreements	72,874
Tax reclaims	5,977
Variation margin on credit default swap agreements	1,615
Total assets	783,574,954
LIABILITIES:
Reverse repurchase agreements (Note 7)	174,595,099
Borrowings (Note 8)	7,800,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $141,636)	75,220
Options written, at value (premiums received $1,305,468)	1,061,434
Unamortized upfront premiums received on credit default swap agreements	379,854
Unrealized depreciation on forward foreign currency exchange contracts	1,122,937
Unrealized depreciation on OTC swap agreements	280,349
Interest due on borrowings	46,610
Segregated cash due to broker	1,114,190
Payable for:
Investments purchased	51,260,357
Swap settlement	2,102,959
Investment advisory fees	763,671
Professional fees	189,539
Variation margin on futures contracts	87,620
Protection fees on credit default swap agreements	18,643
Trustees’ fees and expenses*	2,622
Other liabilities	284,530
Total liabilities	241,185,634
NET ASSETS	$ 542,389,320
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 32,980,083 shares issued and outstanding	$ 329,801
Additional paid-in capital	615,013,693
Total distributable earnings (loss)	(72,954,174)
NET ASSETS	542,389,320
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,980,083
Net asset value	$ 16.45

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 69

STATEMENT OF OPERATIONS	May 31, 2025
For the Year Ended May 31, 2025

INVESTMENT INCOME:
Interest	$53,292,461
Dividends from securities of unaffiliated issuers	1,708,598
Dividends from securities of affiliated issuers	105,402
Total investment income	55,106,461
EXPENSES:
Interest expense	10,625,236
Investment advisory fees	9,391,564
Professional fees	345,665
Trustees’ fees and expenses*	156,360
Administration fees	152,699
Fund accounting fees	146,593
Printing fees	78,486
Insurance	47,463
Registration and filing fees	42,796
Custodian fees	39,780
Transfer agent fees	22,995
Miscellaneous	15,516
Total expenses	21,065,153
Less:
Expenses waived by advisor	(19,605)
Net expenses	21,045,548
Net investment income	34,060,913
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,695,773)
Swap agreements	976,201
Futures contracts	(1,468,298)
Options purchased	(837,398)
Options written	(1,760,877)
Forward foreign currency exchange contracts	(1,687,114)
Foreign currency transactions	(146,835)
Net realized loss	(10,620,094)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	16,282,488
Investments in affiliated issuers	1,438,992
Swap agreements	795,231
Futures contracts	4,123,961
Options purchased	614,018
Options written	244,034
Forward foreign currency exchange contracts	(1,000,475)
Foreign currency translations	3,254
Net change in unrealized appreciation (depreciation)	22,501,503
Net realized and unrealized gain	11,881,409
Net increase in net assets resulting from operations	$ 45,942,322

 * Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2025

	Year Ended	Year Ended
	May 31, 2025	May 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 34,060,913	$ 32,491,052
Net realized loss on investments	(10,620,094)	(13,618,372)
Net change in unrealized appreciation on investments	22,501,503	50,352,194
Net increase in net assets resulting from operations	45,942,322	69,224,874
DISTRIBUTIONS:
Distributions to shareholders	(30,565,044)	(29,980,324)
Return of capital	(16,431,574)	(17,016,294)
Total distributions	(46,996,618)	(46,996,618)
Net increase (decrease) in net assets	(1,054,296)	22,228,256
NET ASSETS:
Beginning of period	543,443,616	521,215,360
End of period	$ 542,389,320	$ 543,443,616

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 71

STATEMENT OF CASH FLOWS	May 31, 2025
For the Year Ended May 31, 2025

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 45,942,322
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized (appreciation) depreciation on investments	(17,721,480)
Net change in unrealized (appreciation) depreciation on swap agreements	816,573
Net change in unrealized (appreciation) depreciation on options purchased	(614,018)
Net change in unrealized (appreciation) depreciation on options written	(244,034)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	1,000,475
Net realized loss on investments in unaffiliated issuers	5,695,773
Net realized loss on options purchased	837,398
Net realized loss on options written	1,760,877
Purchase of long-term investments	(188,736,605)
Proceeds from sale of long-term investments	210,061,764
Net purchase of short-term investments	(43,196,370)
Net accretion of bond discount and amortization of bond premium	(3,517,322)
Corporate actions and other payments	1,187,668
Premiums received on options written	6,154,478
Cost of closing options written	(6,609,887)
Commitment fees received and repayments of unfunded commitments	88,464
Increase in unamortized upfront premiums paid on credit default swap agreements	(104,301)
Increase in unamortized upfront premiums paid on interest rate swap agreements	(165)
Decrease in interest receivable	26,883
Decrease in dividends receivable	6,381
Increase in investments sold receivable	(17,083,851)
Decrease in due from adviser	3,771
Increase in variation margin on credit default swap agreements receivable	(764)
Increase in variation margin on interest rate swap agreements	(72,874)
Decrease in prepaid expenses	8,868
Increase in tax reclaims receivable	(5,977)
Increase in investments purchased payable	33,557,153
Increase in interest due on borrowings	3,985
Increase in professional fees payable	60,862
Increase in swap settlement payable	2,040,334
Increase in unamortized upfront premiums received on credit default swap agreements	256,947
Increase in segregated cash due to broker	667,222
Decrease in due to custodian	(3,816)
Increase in investment advisory fees payable	35,162
Decrease in variation margin on interest rate swap agreements payable	(1,163,507)
Increase in protection fees on credit default swap agreements payable	7,092
Increase in trustees’ fees and expenses payable*	2,622
Increase in variation margin on futures contracts payable	45,760
Increase in other liabilities	159,065
Net Cash Provided by Operating Activities	$ 31,352,928

See notes to financial statements.
72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS continued	May 31, 2025

Cash Flows From Financing Activities:
Distributions to common shareholders	$ (46,996,618)
Proceeds from borrowings	34,900,000
Payments made on borrowings	(27,100,000)
Proceeds from reverse repurchase agreements	1,302,328,288
Payments made on reverse repurchase agreements	(1,294,108,814)
Net Cash Used in Financing Activities	(30,977,144)
Net increase in cash	375,784
Cash at Beginning of Year (including foreign currency)**	2,835,661
Cash at End of Year (including foreign currency)***	$ 3,211,445
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 9,943,849

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

** Includes $2,658,156 of segregated cash for derivatives with broker and $177,505 of foreign currency.

***Includes $2,692,363 of segregated cash for derivatives with broker and $348,650 of foreign currency.

See notes to financial statements.
GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 73

FINANCIAL HIGHLIGHTS	May 31, 2025

	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2025	May 31, 2024	May 31, 2023	May 31, 2022(a)
Per Share Data:
Net asset value, beginning of period	$ 16.48	$ 15.80	$ 17.44	$ 20.00
Income from investment operations:
Net investment income(b)	1.03	0.99	0.79	0.28
Net gain (loss) on investments (realized and unrealized)	0.37	1.12	(1.00)	(2.36)
Total from investment operations	1.40	2.11	(0.21)	(2.08)
Less distributions from:
Net investment income	(0.93)	(0.91)	(0.87)	(0.48)
Capital gains	—	—	(0.24)	—
Return of capital	(0.50)	(0.52)	(0.32)	—
Total distributions to shareholders	(1.43)	(1.43)	(1.43)	(0.48)
Net asset value, end of period	$ 16.45	$ 16.48	$ 15.80	$ 17.44
Market value, end of period	$ 15.11	$ 15.02	$ 13.61	$ 15.94
Total Return(c)
Net asset value	8.69%	13.85%	(1.01)%(h)	(10.51)%
Market value	10.20%	21.87%	(5.71)%	(18.03)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 542,389	$ 543,444	$ 521,215	$ 575,323
Ratio to average net assets of:
Net investment income, including interest expense	6.19%	6.09%	4.94%	2.90%(f)
Total expenses, including interest expense(d)(e)	3.83%	3.40%	3.45%	1.93%(f)
Portfolio turnover rate	25%	26%	21%	29%

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2025

	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2025	May 31, 2024	May 31, 2023	May 31, 2022(a)
Senior Indebtness
Total Borrowings outstanding (in thousands)(i)	$ 182,395	$ 166,376	$ 196,503	$ 66,000
Asset Coverage per $1,000 of indebtedness(g)	$ 3,974	$ 4,266	$ 3,652	$ 9,717

(a)	Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns do not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	The ratio of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.07%, 0.10%, 0.08% and 0.07% for the years ended May 31, 2025, May 31, 2024, May 31, 2023 and the period ended May 31, 2022, respectively.
(e)	Excluding interest expense, the operating expense ratio for the years ended May 31, 2025, May 31, 2024, May 31, 2023 and the period ended May 31, 2022 would be:

May 31, 2025	May 31, 2024	May 31, 2023	May 31, 2022(f)
1.89%	1.77%	1.88%	1.74%

(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the years ended May 31, 2025, May 31, 2024 and May 31, 2023, Asset Coverage is calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(h)	The net increase from the payment by the Adviser totaling $5,119 relating to an operational issue contributed less than 0.01% to total return at net asset value for the year ended May 31, 2023.
(i)	Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 75

NOTES TO FINANCIAL STATEMENTS	May 31, 2025

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021 and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered non-fundamental and may be changed without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change in its investment objective.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or deemed unreliable by the Adviser, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of the New York Stock Exchange (“NYSE”), on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing vendor in valuing foreign securities.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 77

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by an independent third-party pricing service that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. As the Fund invests in loans and asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments fair valued by the Adviser.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Fund determines its NAV. There can be no assurance in each case that significant events will be identified.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. The Fund may also use third-party service providers to model certain securities to determine fair market value. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, (iii) the bank’s certificate of deposit rate, or (iv) the Secured Overnight Financing Rate (“SOFR”). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at May 31, 2025.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and other similar debt obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded for financial reporting purposes as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to cash received by the Fund for swap agreements and reverse repurchase agreements. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due to broker. At May 31, 2025, there was $1,114,190 of Segregated cash due to broker. A portion of the Fund’s cash has been pledged as collateral for swap agreements and futures contracts. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due from broker. At May 31, 2025, there was $2,692,363 of Segregated cash due from broker.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference asset or obligation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

(k) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund, enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(m) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

To the extent the Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$37,929,293	$65,646,034

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge, Income	$50,321,108	$18,946,963

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash due to or from broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Speculation	$25,006,150	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Speculation, Income	$21,507,089	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Hedge, Speculation, Income	$53,800,000	$2,895,833

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund if it is selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Hedge, Speculation, Income	$686,617	$13,936,505

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to seek to hedge or manage exposure to foreign currency risks with portfolio investments or to seek to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$475,132	$62,979,234

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2025:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Foreign exchange/	Investments, at value	Options written, at value
Interest rate option contracts
Equity/Interest rate/	—	Variation margin on
Commodity futures contracts		futures contracts
Forward foreign currency	—	Unrealized depreciation on
exchange contracts		forward foreign currency
exchange contracts
Equity/Credit/Interest rate	Unamortized upfront premiums paid	Unamortized upfront premiums
swap agreements	on credit default swap	received on credit default swap
	agreements	agreements
	Unamortized upfront premiums	Unrealized depreciation on
	paid on interest rate swap agreements	OTC swap agreements
Variation margin on interest rate
swap agreements
Variation margin on credit default
swap agreements
Unrealized appreciation on
OTC swap agreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at May 31, 2025:

Asset Derivative Investments Value

							Options			Options
							Written			Purchased		Forward
		Future	Swaps			Options	Foreign	Options	Options	Foreign	Options	Foreign	Total
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Currency	Written	Purchased	Currency	Purchased	Currency	Value at
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Exchange	Interest	Equity	Exchange	Interest	Exchange	May 31,
Risk*	Risk*	Risk*	Risk*	Risk*	Risk	Risk	Risk	Rate Risk	Risk	Risk	Rate Risk	Risk	2025
$3,968,999	$—	$53,355	$—	$43,024	$123,482	$—	$—	$—	$419,784	$262,206	$697,962	$—	$5,568,812

Liability Derivative Investments Value

							Options			Options
							Written			Purchased	Forward
		Future	Swaps			Options	Foreign	Options	Options	Foreign	Options	Foreign	Total
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Currency	Written	Purchased	Currency	Purchased	Currency	Value at
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Exchange	Interest	Equity	Exchange	Interest	Exchange	May 31,
Risk*	Risk*	Risk*	Risk*	Risk*	Risk	Risk	Risk	Rate Risk	Risk	Risk	Rate Risk	Risk	2025
$—	$153,439	$—	$1,222,129	$—	$24,533	$681,963	$28,316	$351,155	$—	$—	$—	$1,122,937	$3,584,472

*	Includes cumulative appreciation (depreciation) of OTC and centrally-cleared derivatives contracts as reported on the Fund’s Schedule of Investments. For centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended May 31, 2025:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate/Commodity	Net realized gain (loss) on futures contracts
futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate/Credit	Net realized gain (loss) on swap agreements
swap agreements	Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Foreign exchange/Interest	Net realized gain (loss) on options purchased
rate option contracts	Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended May 31, 2025:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations

								Options			Forward	Options
		Futures	Swaps			Options	Options	Written	Options	Options	Foreign	Purchased
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Purchased	Foreign	Written	Purchased	Currency	Foreign
Equity	Equity	Rate	Rate Commodity		Credit	Equity	Equity	Exchange	Interest	Interest	Exchange	Exchange
Risk	Risk	Risk	Risk	Risks	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$(2,021,316)	$1,985,398	$108,479	$(1,060,117)	$444,539	$50,920	$(1,286,244)	$(1,474,064)	$—	$(474,633)	$636,666	$(1,687,114)	$—	$(4,777,486)

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations

								Options			Forward	Options
		Futures	Swaps			Options	Options	Written	Options	Options	Foreign	Purchased
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Purchased	Foreign	Written	Purchased	Currency	Foreign
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Equity	Exchange	Interest	Interest	Exchange	Exchange
Risk	Risk	Risk	Risk	Risks	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$3,968,999	$(726,440)	$53,355	$1,420,282	$101,607	$101,389	$232,670	$545,459	$2,165	$9,199	$302,123	$(1,000,475)	$(233,564)	$4,776,769

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve heightened risks and risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Credit Default
swap agreements	$ 9,715	$ —	$ 9,715	$ (9,715)	$ —	$ —
Credit Index
swap agreements	88,944	—	88,944	(88,944)	—	—
Options purchased	1,321,874	—	1,321,874	(841,747)	—	480,127

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

			Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Credit default
swap agreements	$ 20,679	$ —	$ 20,679	$ (20,679)	$ —	$ —
Forward foreign
currency exchange
contracts	1,122,937	—	1,122,937	(168,470)	—	954,467
Swap equity agreements	153,439	—	153,439	(19,986)	—	133,453
Interest rate swap
agreements	106,231	—	106,231	(106,231)	—	—
Options written	625,040	—	625,040	(625,040)	—	—
Reverse repurchase
agreements	174,595,099	—	174,595,099	(174,595,099)	—	—
[1] Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and reverse repurchase agreements as of May 31, 2025.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs & Co. LLC	Reverse repurchase agreements	$ —	$ 13,632
J.P. Morgan Securities LLC	Credit default swap agreements	1,917,363	—
J.P. Morgan Securities LLC	Interest rate swap agreements	—	15,558
JP Morgan Chase and Co.	Futures contracts	775,000	—
Natixis Securities Americas LLC	Reverse repurchase agreements	—	1,085,000
		$2,692,363	$1,114,190

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.625% of the Fund’s average daily Managed Assets.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage (whether or not these assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any financial leverage. Managed Assets shall include assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares.

If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such fund. Fee waivers will be calculated at the Fund level without regard to any expense cap, if any, in effect for the Fund. Fees waived under this arrangement are not subject to reimbursement. For the year ended May 31, 2025, the Adviser waived fees in the amount of $19,605 related to investments by the Fund in such funds.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Fund’s investments. When values are not available from an independent third-party pricing service, values will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 –Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Fund’s assets.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2025, the average daily balance for which reverse repurchase agreements were outstanding amounted to $194,043,784. The weighted average interest rate was 5.06%. As of May 31, 2025, there was $174,595,099 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of May 31, 2025, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date	Face Value
Barclays Capital, Inc.	3.50% - 4.60%*	Open Maturity	$ 8,909,536
BofA Securities, Inc.	4.77% (U.S. Secured
	Overnight Financing
	Rate + 0.44%)**	09/10/2025	14,265,536
BofA Securities, Inc.	4.45%*	Open Maturity	1,966,808
Canadian Imperial Bank of Commerce	4.59% - 4.61%*	Open Maturity	2,800,042
Citigroup Global Markets, Inc.	4.39%	08/11/25	4,322,932
Goldman Sachs & Co. LLC	0.00%*	Open Maturity	449,631
Natixis SA	4.69% (U.S. Secured
	Overnight Financing
	Rate + 0.36%)**	06/10/25	19,649,577
Natixis SA	4.63% - 4.69%*	Open Maturity	18,082,160
Natixis SA	4.75% (U.S. Secured
	Overnight Financing
	Rate + 0.42%)**	07/11/25	16,596,137
Natixis SA	4.66% (U.S. Secured
	Overnight Financing
	Rate + 0.33%)**	07/11/25	5,966,880
RBC Capital Markets LLC	4.96%	08/11/25	13,329,195
RBC Capital Markets LLC	4.62% - 4.65%*	Open Maturity	5,109,001
Societe Generale	4.80% (U.S. Secured
	Overnight Financing
	Rate + 0.47%)**	06/10/25	22,097,859
Societe Generale	4.65% - 4.71%*	Open Maturity	13,663,460
Societe Generale	4.87% (U.S. Secured
	Overnight Financing
	Rate + 0.54%)**	06/10/25	9,276,073
Societe Generale	4.70% (U.S. Secured
	Overnight Financing
	Rate + 0.37%)**	06/10/25	8,306,869
TD Securities (USA) LLC	4.47% - 4.65%*	Open Maturity	9,803,403
Total			$ 174,595,099

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2025.
**	Variable rate security. Rate indicated is the rate effective at May 31, 2025.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2025, aggregated by asset class of the related collateral pledged by the Fund:

			Greater than	Overnight and
Asset Type	Up to 30 days	31-90 days	90 days	continuous	Total
Corporate Bonds	$ 59,330,378	$ 35,892,212	$ 14,265,536	$ 48,099,141	$ 157,587,267
Preferred Stocks	—	—	—	9,576,203	9,576,203
Federal Agency Notes	—	4,322,932	—	—	4,322,932
Mortgage-Backed Securities	—	—	—	3,108,697	3,108,697
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 59,330,378	$ 40,215,144	$ 14,265,536	$ 60,784,041	$ 174,595,099

Note 8 – Borrowings

The Fund has entered into an $165,000,000 credit facility agreement with BNP Paribas whereby BNP Paribas has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to BNP Paribas. On October 31, 2024, the Fund reduced its current “Maximum Commitment Financing” level under the facility to $55,000,000, (reducing the Fund’s potential unused commitment fee liability). Under the most recent amended terms, the interest rate on the amount borrowed is based on the Secured Overnight Financing Rate (“SOFR”) plus 0.35%-0.85%, depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of May 31, 2025, there was $7,800,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2025 was $12,669,231 with a related average interest rate of 5.16%. The maximum amount outstanding during the period was $21,600,000. As of May 31, 2025, the total value of securities segregated and pledged as collateral in connection with borrowings was $61,679,353.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

The tax character of distributions paid during the year ended May 31, 2025 was as follows:

	Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$30,565,044	$—	$16,431,574	$46,996,618

The tax character of distributions paid during the year ended May 31, 2024 was as follows:

	Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$29,980,324	$—	$17,016,294	$46,996,618

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of May 31, 2025 were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated	Other
Ordinary	Long-Term	Appreciation	Capital and	Temporary
Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
$—	$—	$(58,219,034)	$(14,645,032)	$(90,108)	$(72,954,174)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

their character as either short-term or long-term capital losses. As of May 31, 2025, capital loss carryforwards for the Fund were as follows:

Unlimited
		Total
		Capital Loss
Short-Term	Long-Term	Carryforward
$—	$(14,645,032)	$(14,645,032)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, foreign currency gains and losses, losses deferred due to wash sales, paydown reclasses, income adjustments on certain bonds, and debt to equity adjustments. Additional differences may result from the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Fund’s Statement of Assets and Liabilities as of May 31, 2025 for permanent book/tax differences.

At May 31, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax
			Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$809,235,198	$12,640,086	$(70,894,352)	$(58,254,266)

Note 10 – Securities Transactions

For the year ended May 31, 2025, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$185,577,026	$209,137,353

For the year ended May 31, 2025, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$3,159,579	$924,411

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

current market price. For the year ended May 31, 2025, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2025. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2025, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $199,924,010.

Borrower	Maturity Date	Face Amount*	Value
Aegion Corp.	05/17/2028	142,857	$ 714
Alteryx, Inc.	02/08/2031	150,000	—
AmSpec Parent LLC	12/11/2031	26,667	—
Capstone Acquisition Holdings, Inc.	11/12/2029	225,410	1,112
Cliffwater LLC	03/19/2032	130,000	—
Convergint	03/31/2028	85,565	86
Datix Bidco Ltd.	10/25/2030	332,500	—
Datix Bidco Ltd.	04/25/2031	390,000	2,669
Finastra USA, Inc.	09/13/2029	120,000	—
GrafTech Finance, Inc.	11/04/2029	577,928	3,970
Hanger, Inc.	10/23/2031	135,741	475
Higginbotham Insurance Agency, Inc.	11/24/2028	146,526	970
Integrated Power Services Holdings, Inc.	11/22/2028	629,321	1,565
Kerridge Commercial Systems Bidco Ltd.	09/07/2030	GBP 800,000	15,378
MB2 Dental Solutions LLC	02/13/2031	496,340	6,038
Oil Changer Holding Corp.	02/08/2027	84,631	—
Powergrid Services LLC	03/31/2030	470,000	32,900
Powergrid Services LLC	03/31/2032	209,412	—
Secretariat Advisors LLC	02/21/2032	53,763	202
Shaw Development LLC	10/30/2029	143,617	9,141
			$ 75,220

* The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 12 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,980,083 shares issued and outstanding as of May 31, 2025.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2025	May 31, 2024
Beginning shares	32,980,083	32,980,083
Ending shares	32,980,083	32,980,083

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 99

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Note 13 – Segment Reporting

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Trust, subject to the oversight and supervision of the Board, serve as the CODM for the Fund.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Fund’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note 2 – Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the Fund’s Schedule of Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Fund’s Statement of Operations.

Note 14 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments

100 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value and liquidity of the Fund’s investments and performance of the Fund.

Note 15 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 101

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	May 31, 2025

To the Shareholders and Board of Trustees of Guggenheim Active Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Active Allocation Fund (the “Fund”), including the schedule of investments, as of May 31, 2025, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period ended May 31, 2025 and the financial highlights for each of the three years in the period ended May 31, 2025 and the period from November 23, 2021 (commencement of operations) through May 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Active Allocation Fund at May 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2025 and its financial highlights for each of the three years in the period ended May 31, 2025 and the period from November 23, 2021 (commencement of operations) through May 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with the custodian, brokers and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures.

102 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM continued	May 31, 2025

Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia

July 25, 2025

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 103

OTHER INFORMATION (Unaudited)	May 31, 2025

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2026, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2025.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2025, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2025, the Trust had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See the qualified interest income column in the table below.

Qualified	Dividend	Qualified
Dividend	Received	Interest
Income	Deduction	Income
3.23%	3.23%	84.55%

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating

104 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2025. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Amy J. Lee	26,667,156	832,296	231,368
Sandra G. Sponem	26,447,314	1,044,572	238,934
Ronald E. Toupin, Jr.	26,768,927	686,958	274,935

The other Trustees of the Fund not up for election in 2025 are Thomas F. Lydon, Jr., Ronald A. Nyberg, Randall C. Barnes, and Angela Brock-Kyle.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 105

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2021	Current: Private Investor (2001-present).	127	Current: Advent Convertible and Income
(1951)	Chair of the				Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc.		Investments Funds (2013-present).
	Oversight		(1993-1997); President, Pizza Hut International (1991-1993); Senior
	Committee		Vice President, Strategic Planning and New Business Development,		Former: Guggenheim Energy & Income
			PepsiCo, Inc. (1987-1990).		Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2021	Current: Retired.	126	Current: Hunt Companies, Inc.
(1959)					(2019-present); Mutual Fund Directors
			Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting		Forum (2022-present); Bowhead
			firm) (2013-2023); Senior Leader, TIAA (financial services firm)		Specialty Holdings Inc. (May
			(1987-2012).		2024-present).
Former: Bowhead Insurance GP, LLC
(2020-Sept. 2024); Guggenheim Energy
& Income Fund (2019-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); Infinity Property & Casualty
Corp. (2014-2018).

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OTHER INFORMATION (Unaudited) continued	May 31, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2021	Current: President, Global Trends Investments (registered investment	126	Current: US Global Investors, Inc.
(1960)	Chair of the		adviser) (1996-present); Chief Executive Officer, Lydon Media		(GROW) (1995-present); The 2023 ETF
	Contracts		(2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of		Series Trust (4) (2023-present); The 2023
	Review		The TMX Group (financial advisor content, research, index and digital		ETF Series Trust II (1) (2023-present).
	Committee		distribution provider) (2022-present).
Former: Guggenheim Energy & Income
			Former: Chief Executive Officer, ETF Flows, LLC (financial advisor		Fund (2019-2023); Fiduciary/Claymore
			education and research provider) (2019-2023); Director, GDX Index		Energy Infrastructure Fund (2019-2022);
			Partners, LLC (index provider) (2021-2023).		Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2021	Current: Of Counsel (formerly Partner), Momkus LLP (law firm)	127	Current: Advent Convertible and Income
(1953)	Chair of the		(2016-present).		Fund (2003-present).
Nominating
	and		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016);		Former: PPM Funds (2) (2018-Dec.
	Governance		Executive Vice President, General Counsel, and Corporate Secretary,		2024); Endeavor Health (2012-
	Committee		Van Kampen Investments (1982-1999).		Dec. 2024); Guggenheim Energy &
Income Fund (2015-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2004-2022); Guggenheim Enhanced
Equity Income Fund (2005-2021);
Guggenheim Credit Allocation Fund
(2013-2021); Western Asset Inflation-
Linked Opportunities & Income Fund
(2004-2020); Western Asset Inflation-
Linked Income Fund (2003-2020).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 107

OTHER INFORMATION (Unaudited) continued	May 31, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem	Trustee and	Since 2021	Current: Retired.	126	Current: SPDR Series Trust (85)
(1958)	Chair of the				(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (25) (2018-present); SSGA
	Committee		Mortenson-Companies, Inc. (construction and real estate development		Active Trust (32) (2018-present).
company) (2007-2017).
Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing	126	Former: Guggenheim Energy & Income
(1958)	Chair of		Council, Independent Directors Council (2013-present); Governor,		Fund (2015-2023); Fiduciary/Claymore
	the Board		Board of Governors, Investment Company Institute (2018-present).		Energy Infrastructure Fund (2004-2022);
	and Chair				Guggenheim Enhanced Equity Income
	of the		Former: Member, Executive Committee, Independent Directors Council		Fund (2005-2021); Guggenheim Credit
	Executive		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen		Allocation Fund (2013-2021); Western
	Committee		Asset Management (1998-1999); Vice President, Nuveen Investment		Asset Inflation-Linked Opportunities &
			Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit		Income Fund (2004-2020); Western Asset
			Investment Trusts (1991-1999); and Assistant Vice President and		Inflation-Linked Income Fund (2003-
			Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each		2020).
of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

108 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex	126	Former: Guggenheim Energy & Income
(1961)	President and		(2018-present); Chief Legal Officer, certain other funds in the Fund		Fund (2018-2023); Fiduciary/Claymore
	Chief Legal		Complex (2014-present); Vice President, certain other funds in the Fund		Energy Infrastructure Fund (2018-2022);
	Officer		Complex (2007-present); Senior Managing Director, Guggenheim		Guggenheim Enhanced Equity Income
			Investments (2012-present).		Fund (2018-2021); Guggenheim Credit
Allocation Fund (2018-2021).
Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General
Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the date of the Fund’s 2026 annual meeting of Shareholders.

- Messrs. Nyberg and Lydon, Jr are Class II Trustees. Class II Trustees are expected to stand for re-election at the date of the Fund’s 2027 annual meeting of Shareholders.

- Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the date of the Fund’s 2028 annual meeting of Shareholders.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggen -heim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 109

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President	Since 2021	Current: Board Member & Chairman of the Board, Guggenheim Credit Income Fund (Dec. 2024-present); President, Mutual Funds Boards,
(1972)	and Chief		Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present);
	Executive		President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC
	Officer		(2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present).
Former: Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-2024). Senior Managing Director and Chief
Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product,
Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive
Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Accounting		other funds in the Fund Complex (2022-present).
Officer, Chief
	Financial		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Officer,		Investments, Inc. (1996-2004).
Principal
Financial and
Accounting
Officer, and
Treasurer
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

110 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Elisabeth Miller	Chief	Since 2024	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1968)	Compliance		Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).
Officer
Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance
Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim
Distributors, LLC (2004-2014).
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Jon Szafran	Assistant	Since 2021	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT l 111

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION
FUND (GUG) BOARD OF TRUSTEES	May 31, 2025

The Board of Trustees (the “Board”) of Guggenheim Active Allocation Fund (the “Fund”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) and the investment sub-advisory agreement by and among the Fund, the Adviser and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the “Investment Advisory Agreement,” the “Agreements”).

GFIA and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, GFIA, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 15, 2025 (the “April Meeting”) and on May 22, 2025 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject fund’s relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. FUSE also made a presentation at the April Meeting.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Fund and other funds in the Guggenheim fund complex and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the

112 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND ANNUAL REPORT

REPORT OF THE GUGGENHEIM ACTIVE ALLOCATION
FUND (GUG) BOARD OF TRUSTEES continued	May 31, 2025

Fund to recommend that the Board approve the renewal of the Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board unanimously approved the renewal of the Agreements for the Fund for a one-year period ending August 1, 2026 at a meeting held on May 21-22, 2025 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, in evaluating the services provided to the Fund, the Committee did not separately consider the contributions under the Investment Advisory Agreement and the Sub-Advisory Agreement.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund. The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the Fund’s limited term structure, pursuant to which the Fund intends to dissolve after the expiration of the term, currently expected in November 2033. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the

[1]	Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

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Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), which oversees the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, GIH Borrower, LLC (“GIHB”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GIHB and its indirect subsidiary Guggenheim Investments Holdings, LLC. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the three-year, one-year and three-month periods ended December 31, 2024, as well as total return based on NAV since inception. The Committee also received certain performance information as of March 31, 2025. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that, in light of the term structure of the Fund, the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, including only term funds, but excludes funds: (i) that are generally not levered; (ii) that generally invest primarily in one asset class, sector or country; (iii) that generally invest less than 50% in fixed income/credit securities; (iv) that generally invest primarily outside the U.S.; and (v) that generally invest primarily in investment grade securities. The Committee noted that the peer group consists of 4 other multi-sector bond funds. The Committee also considered that the peer group is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. In assessing the Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

The Committee observed that, on a NAV basis, the returns of the Fund ranked in the 25th percentile of its peer group for the three-year period ended December 31, 2024 and in the 75th percentile of its peer group for the one-year period ended December 31, 2024.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance

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and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim for the since-inception, three-year and one-year periods ended December 31, 2024, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement indicating that, as of December 31, 2024, the Fund’s performance has exceeded the benchmark over the since-inception, three-year and one-year periods and ranked in the top quartile of its peer group over the since-inception and three-year periods. The Committee also noted Guggenheim’s statement indicating that, as of December 31, 2024, on a risk-adjusted basis, the Fund has outperformed its peer group across each relevant metric, except with respect to alpha for which the Fund has underperformed its peer group over the one-year period. In addition, the Committee noted Guggenheim’s statement indicating that, as of December 31, 2024, although the Fund’s risk metrics have been somewhat higher relative to peers and the benchmark over certain periods, the Fund delivered outperformance over those periods.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2024, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2024 and annualized for the three-year and since-inception periods ended December 31, 2024.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) as a percentage of average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee3 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

[2]	Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.
[3]	The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks at the median of its peer group, and that the Fund’s net effective management fee based on average net assets and total net expense ratio (excluding interest expense) based on average net assets each rank in the first quartile (25th percentile) of its peer group.

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2024, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2023 and December 31, 2022. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to the Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain synergies, such as enhanced visibility of the Adviser and its products and services with the correlative opportunity to increase sales and distribution of these products and services, and other synergies arising from offering a broad spectrum of products and services, including the Fund.

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Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account Guggenheim’s belief that given the relative size of the Fund, breakpoints are not appropriate at this time. The Committee considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as Fund fixed costs, become a smaller percentage of overall assets.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for the Fund —GFIA and GPIM, respectively— are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Investment Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GIHB and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund

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and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of their informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

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DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2025

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

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amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

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ADDITIONAL INFORMATION REGARDING THE FUND[1] (Unaudited)	May 31, 2025

INVESTMENT OBJECTIVE

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without the approval of the holders of the Fund’s common shares of beneficial interest (“Common Shares”). The Fund will provide holders of Common Shares (“Common Shareholders”) with 60 days’ prior written notice of any change in its investment objective.

PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO COMPOSITION

Portfolio Composition

In seeking to achieve its investment objective, the Fund will or may ordinarily invest in, among other investment categories, the following categories of investments:

Income Securities. The Fund may invest in a wide range of both fixed-income and other debt instruments (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

·	Government and agency securities;
·	Corporate bonds;
·	Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates, including “debtor-in-possession” financings) (collectively, “Loans”);
·	Structured finance investments (described below);
·	Mezzanine and preferred securities; and
·	Convertible securities.

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that GPIM believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund may also opportunistically employ a strategy of writing (selling) covered call options (“Covered Call Option Strategy”) and may, from time to time, buy put options or sell covered put options on individual Common Equity Securities and, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call options and put options on indices of securities and sectors of securities. This Covered Call Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders. . As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. As part of its strategy, the Fund may not sell “naked” call options on individual securities. A substantial portion of the options written by the Fund may be over-the-counter options (“OTC options”). Under current market conditions, the Fund implements its covered call writing strategy primarily by investing in exchange-traded funds (“ETFs”) or index futures which provide exposure to Common Equity

[1]	Information in the ensuing sub-sections has been streamlined and/or reorganized to, for among other reasons, enhance readability, and updated in the ordinary course.

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(Unaudited) continued	May 31, 2025

Securities and writing covered call options on those ETFs or index futures, and the Fund may also write call options on individual securities, securities indices, ETFs, futures and baskets of securities.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are designed to meet certain financial goals of investors. Typically, these investments provide investors with the potential for capital protection, income generation and/or the opportunity to generate capital growth. GPIM believes that structured finance investments may provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. For purposes of the Fund’s investment policies, structured finance investments are not deemed to be “private investment funds” (as discussed below). Structured finance investments primarily include (among others):

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities (i.e., agency mortgage-related securities) and private issuers (i.e., non-agency mortgage-related securities), including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities are subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities, and extension, which lengthens expected maturity as payments on principal may occur at a slower rate or later than expected.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

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Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CBOs and CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment and extension described with respect to certain mortgage-related and ABS. The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs.

Investment in the subordinated tranche is subject to additional risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in many but not all circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Accordingly, depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including, but not limited to, swaps, options, forwards, notional principal contracts or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds).

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”). These Real Property Asset Companies include companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/

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or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”), and companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses. These companies include, but are not limited to, those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”), including those issued on a private placement basis pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale pursuant to Rule 144A thereunder. Private Securities have additional risk considerations in addition to those of comparable public securities, including the availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/ or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the Adviser, GPIM and/or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in the 1940 Act and rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this and other applicable limitations provided that the conditions of such exemptions are met. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” or “private equity funds” (including “single asset continuation funds”) only to the extent permitted by applicable rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) and the NYSE. The Fund may invest up to the lower of 10% of its total assets or 15% of its net assets, measured at the time of investment, in private investment funds that provide exposure to Common Equity Securities of private companies (i.e., exposure to private equity investments). Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Common Shares.

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The Fund may also invest in a wide range of alternative investments. In addition to engaging in options (as described above), alternative investments include, but are not limited to:

Derivatives Transactions. The Fund may purchase and sell various derivative instruments (which derive their value by reference to another instrument, asset or index), such as swaps, futures, options and other derivatives contracts, for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices, currencies or interest rates; diversification purposes; to change the duration of the Fund; or for leverage purposes. GPIM seeks to allocate derivatives transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments; however, the use of derivative investments is subject to the limits imposed by the 1940 Act.

Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 30% of its total assets in issuers located outside the United States, including in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supranational governmental entities, such as the World Bank.

Certain Other Investment Practices. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In addition, to seek to increase income, the Fund may, in accordance with the 1940 Act, lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. The Fund may also enter into bilateral and tri-party repurchase agreements, as well as reverse repurchase agreements. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities.

Principal Investment Strategies

The Fund will pursue both a tactical asset allocation strategy, dynamically allocating across asset classes, and a relative value-based investment strategy, utilizing quantitative and qualitative analysis to seek to identify securities with attractive relative value and risk/reward characteristics. GPIM seeks to combine a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies.

GPIM’s analysis of a fixed-income security’s relative value is comprised of multiple elements, including, but not limited to: (i) sector analysis, including regulatory developments and sector health, (ii) collateral, business, and counterparty risk, which includes payment history, collateral performance, and borrower credit profile, (iii) structural analysis, which includes securitization structure review and forms of credit enhancement, and (iv) stress analysis, including historical collateral performance during extreme market stress and identifying tail risks. This analysis is applied against the macroeconomic outlook, geopolitical issues, and considerations that more directly affect the company’s industry to determine GPIM’s internal judgment as to the security’s

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credit quality. In addition to the process described above, GPIM selects securities using a rigorous portfolio construction approach to tightly control independent risk exposures such as fixed income sector weights, sector specific yield curves, credit spreads, prepayment risks, and other risk exposures GPIM deems relevant.

Within those risk constraints, GPIM estimates the relative value of different securities to select individual securities that, in GPIM’s judgment, may provide risk-adjusted outperformance.

Furthermore, GPIM may from time to time utilize a sleeve structure in managing the Fund. In this structure, GPIM implements the Fund’s investment strategies using component sleeves of investments comprising distinct sub-strategies or grouping similar investments in sub-accounts of the Fund that, collectively, comprise the Fund’s overall portfolio and investment strategies. This approach facilitates internal allocations and tracking of investments within a portfolio.

GPIM’s process for determining optimal asset allocation weightings between asset classes utilizes models developed by its Macroeconomic and Investment Research Team. GPIM’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research, which focuses on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices; (ii) the Portfolio Construction Group, which utilizes proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors; (iii) Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities; and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. GPIM also considers macroeconomic and geopolitical issues.

GPIM generally decides which securities to sell for the Fund based on one or more of three factors:

·	In the Sub-Adviser’s judgment, the relative value measure of the instrument no longer indicates that the instrument is cheap relative to similar instruments and a substitution of the instrument with a similar but cheaper instrument enhances the risk-adjusted return potential of the portfolio.
·	The Sub-Adviser’s fundamental analysis suggests that the embedded credit risk in an instrument has increased and the instrument no longer properly compensates the holder for this increased risk.
·	The Sub-Adviser’s fundamental sector allocation decisions result in the rebalancing of existing positions to achieve the Sub-Adviser’s desired sector exposures.

The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between Income Securities (defined below) and Common Equity Securities (defined below).

Investment Policies

The Fund may invest in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), below BBB- by any other nationally recognized statistical rating organization or, if unrated, determined by GPIM to be of comparable quality).

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Below-investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in below-investment grade securities may include distressed and defaulted securities.

Under normal market conditions, the Fund will not invest more than:

·	50% of its total assets in Common Equity Securities;
·	30% of its total assets in Investment Funds (defined below); and
·	30% of its total assets in issuers located outside the United States.

In addition, the Fund will not invest more than:

·	25% of its total assets in securities, including structured instruments, such as mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment;
·	15% of its total assets in securities issued by CLOs, including up to 5% of total assets in equity securities issued by CLOs; and
·	15% of its total assets in (i) direct investments in commodities and (ii) issuers engaged in energy and natural resource businesses.

Unless otherwise required by applicable law, regulation or stated herein, percentage limitations described above are as of the time of investment by the Fund and could thereafter be exceeded as a result of market value fluctuations of the Fund’s portfolio. In the event a security is downgraded, it is possible that the value of the securities rated CCC or below, or if unrated are deemed to be of equivalent credit quality by GPIM, that are held by the Fund could exceed 25% of the Fund’s total assets for an indefinite period of time.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

Unless otherwise stated, the Fund’s investment policies are considered non-fundamental and may be changed by the Board without Common Shareholder approval.

USE OF LEVERAGE

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through borrowings from certain financial institutions or the issuance of commercial paper or other forms of debt (“Borrowings”), or through a combination of the foregoing (collectively “Financial Leverage”). The Fund currently intends to use Financial Leverage through Borrowings from certain financial institutions. The Fund has no present intention to issue Preferred Shares.

Under the 1940 Act, the Fund may not utilize indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for

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every dollar of indebtedness plus preferred shares outstanding, the Fund is required to have at least two dollars of assets). The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

Although Financial Leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial Leverage may cause greater changes in the Fund’s net asset value (“NAV”) and returns than if leverage had not been used.

The Fund currently employs leverage through a committed facility provided to the Fund by BNP Paribas. The committed facility provides for the Fund’s ability to borrow up to $165,000,000. The maximum amount available to borrow under the committed facility may change from time to time pursuant to the terms of the agreement governing the committed facility. As of May 31, 2025, outstanding borrowings under the Fund’s committed facility agreement were approximately $7,800,000, representing approximately 1% of the Fund’s managed assets as of such date, and there was approximately $174,595,099 in reverse repurchase agreements outstanding, representing approximately 24% of the Fund’s managed assets as of such date. As of May 31, 2025, the Fund’s total Financial Leverage represented approximately 25% of the Fund’s managed assets.

The Fund also is permitted to enter into reverse repurchase agreements, dollar rolls or similar transactions, and derivatives transactions with leverage embedded in them (collectively “leveraged transactions”), to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. The Fund’s total leverage from Financial Leverage and leveraged transactions may vary significantly over time based on GPIM’s assessment of market and economic conditions, available investment opportunities and cost of Financial Leverage and leveraged transactions.

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends on, the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. The cost of Financial Leverage and leveraged transactions, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage and leveraged transactions, is borne by holders of the Common Shares. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, the Fund’s annual expenses as a percentage of net assets attributable to Common Shares will increase. Under the 1940 Act, the Fund may not utilize Borrowings if, immediately after incurring such Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Borrowing plus Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

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In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Subject to Rule 18f-4, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, but the Fund’s use of such transactions may be limited by the applicable requirements of the SEC. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage and leveraged transactions exceeds the cost of such Financial Leverage and leveraged transactions, such excessive amounts will be available to pay higher distributions to Common Shareholders.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage and leveraged transactions exceeds the cost of such Financial Leverage and leveraged transactions, such excess amounts will be available to pay higher distributions to holders of the Common Shares. In connection with the Fund’s use of Financial Leverage, the Fund may seek to hedge the interest rate risks associated with the Financial Leverage through interest rate swaps, caps or other derivatives transactions. There can be no assurance that the Fund’s Financial Leverage and leveraged transactions strategy will be successful during any period during which it is employed. The costs associated with the issuance of Financial Leverage and leveraged transactions will be borne by Common Shareholders, which will result in a reduction of NAV of Common Shares. The fee paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets (as defined above), including proceeds from Financial Leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. For all purposes other than the Fund’s advisory and sub-advisory arrangements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from Financial Leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of Preferred Shares or any other form of Financial Leverage, in addition to the effective leverage of these types of portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, minus liabilities, other than liabilities related to any Financial Leverage or the effective leverage of these types of portfolio transactions.

Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage and, thus, increase the Fund’s exposure to leverage risk.

TEMPORARY INVESTMENTS

At any time when a temporary posture is believed by GPIM to be warranted (a “temporary period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE FUND

Investment in the Fund involves special risk considerations, which means investors could lose money, including all or part of their investment in the Fund. The Fund’s principal risks are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market and economic factors,

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among others. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund.

The fact that a particular risk is not indicated as a principal risk does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk and because a risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of an investment in the Fund with respect to his or her investment objectives and personal situation and (ii) other factors, such as his or her personal net worth, income and income needs, age, risk tolerance and liquidity needs.

Limited Term Risk

In accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust, dated February 29, 2024 (the “Agreement and Declaration of Trust”), the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, November 23, 2033 (the “Dissolution Date”); provided that the Board of Trustees of the Fund (the “Board” or “Board of Trustees,” and the members thereof, the “Trustees”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board, who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if fewer than thirty-six months) or (ii) were nominated to serve as a member of the Board, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board (the “Continuing Trustees”), without shareholder approval (a “Board Action Vote”), extend the Dissolution Date for one period up to two years (which date shall then become the Dissolution Date). In determining whether to extend the Dissolution Date, the Board may consider whatever factors it deems appropriate to its analysis including, among other factors, the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other circumstances. Additionally, the Board may consider whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate capital appreciation and income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund. If the Dissolution Date is not extended, the Fund could miss any market appreciation that occurs after the Fund’s dissolution. Conversely, if the Dissolution Date is extended, after which market conditions deteriorate, the Fund may experience losses.

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Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.

As of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote without shareholder approval, cause the Fund to conduct a tender offer to all Common Shareholders to purchase all outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In accordance with the Agreement and Declaration of Trust, in an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having net assets totaling less than $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve as scheduled (provided that if the Eligible Tender Offer was made prior to the Dissolution Date, the Board may approve an extension of the Dissolution Date).

Unless the limited term provision of the Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities or liquidate positions when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, as the Fund approaches the Dissolution Date, the Fund may invest the liquidation proceeds of sold, matured or called securities or liquidated positions in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities and positions, the Fund may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The final distribution of net assets upon dissolution may be more than, equal to or less than the Fund’s initial share price of $20.00 per Common Share. Because the Fund may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Fund’s assets returned to Common Shareholders upon dissolution will be impacted by decisions of the Board and the Adviser

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regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Fund had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced herein, and distributed the proceeds thereof to shareholders.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. The risks related to the disposition of investments in connection with the Fund’s dissolution also would be present in connection with the disposition of investments in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will generally be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders.

The purchase of Common Shares by the Fund pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Fund’s assets resulting from payment for any tendered Common Shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Fund as a result of an Eligible Tender Offer may result in less investment flexibility for the Fund and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s assets may also cause Common Shares of the Fund to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose

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of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, amend the Agreement and Declaration of Trust to eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Thereafter, the Fund will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, assets for which no market exists or assets trading at depressed prices, if any, may be placed in a liquidating trust. Assets placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.

Additionally, the tax treatment of the liquidating trust will generally differ from the tax treatment of the Fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining assets, the liquidating trust trustees may determine to dispose of the remaining assets in a manner of their choosing. The Fund cannot predict the amount, if any, of assets that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such assets.

Investment and Market Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, market, geopolitical, labor and public health conditions, the risks associated with an investment in Common Shares may be heightened. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described below or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, longer than usual trade settlement periods, increased volatility and increased difficulty in valuing the Fund’s assets. Such developments may also impact the work forces and processes of the Fund’s service providers and heighten the risks to which they are subject. In addition to risks specifically related to a particular issuer, the Fund’s investments may also decline

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in value or otherwise be adversely affected due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.

An investment in the Common Shares represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation, and loss. The value of certain asset classes (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental, natural or other disasters, extreme weather or geological events, governmental or quasi-governmental actions, cyber attacks, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates may change and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, leverage risk, prepayment and extension risks and regulatory risk, which would be elevated under the foregoing circumstances.

Moreover, changing economic, political, social, geopolitical, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general

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uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.

In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. The Fund’s investments may underperform general securities markets or other investments, particularly during such periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. GPIM potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.

The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan, including related agency or departmental actions and uncertainty related to the debt ceiling and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, have in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the threat or actual imposition of tariffs, deficit levels and any reduction plans and other federal government initiatives, or U.S. economic policies and any related domestic and/ or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed.

Many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation, governmental and quasi-governmental authorities

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have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), and could take these or other measures in the future. Such interventions (or their reversal) may not be effective and could lead to increased market volatility and adverse economic conditions.

At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it is actively managed. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, Investment Funds and investments and asset classes. Although GPIM considers several factors when making investment decisions, GPIM may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and GPIM may determine that certain factors are more significant than others. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or Investment Fund or investment will achieve its particular investment objective.

Furthermore, the ability of the Fund to achieve its investment objective is partially dependent on GPIM’s successful implementation of the Fund’s covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skills and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Distribution Risk

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to Common Shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder.

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This may cause the shareholder to pay taxes even if such shareholder sells shares for less than the original price. The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Income and Distribution Rate Risk

The Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. The income investors receive from the Fund is based primarily or in part on the interest or income it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk may be mitigated to the extent the Fund invests in floating-rate obligations, or when an issuer defaults, among other adverse developments.

There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that any such rate will be sustainable in the future. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels, sourced in part from its investments in Income Securities and certain of its Common Equity Securities, may decline for many reasons. The Fund may have to deploy uninvested assets in new, lower-yielding instruments, which could impact its distribution rate. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Dividend Risk

Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp change in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investments in Common Equity Securities

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will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities (or not declare or pay dividends on such securities).

Income Securities Risk

In addition to the risks discussed above, Income Securities (notably the value and income of such investments), including high-yield bonds, are subject to certain risks, including:

Issuer Risk

The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings and the value of its assets.

Spread Risk

Spread risk is the risk that the market price can change due to the difference (or “spread”) between the yield of a security and the yield of a benchmark increasing, which causes the value of the security to fall. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or other market-specific credit concerns, or general reductions in risk tolerance.

Credit Risk

The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. This risk is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer or guarantor deteriorates. This risk is especially acute with respect to below-investment grade debt instruments (commonly referred to as “high yield” or “junk” bonds) and unrated high risk debt instruments, whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses have greater credit risk.

Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk or liquidity risk of an instrument (e.g., an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk),

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credit quality (and credit risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.

The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancements, if any) or counterparty, and terms of the obligation, which are often reflected in its credit quality and may change over time. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is considered to have a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating is considered to have a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility and liquidity of the security and do not reflect market risk. Credit ratings are subject to change. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value and liquidity, potentially suddenly and significantly. Measures such as “average credit quality” may not accurately reflect the credit risk of the Fund.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.

Interest Rate Risk

Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes), including changes in reference rates used in fixed-income and other debt instruments (such as Term SOFR), and other factors may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain Income Securities or result in the issuance of lower yielding Income Securities, which may adversely affect the Fund’s performance and distributions. Such changes can be sudden

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and difficult to forecast. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction.

The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument’s duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call or a borrower may prepay an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security. During periods of rising interest rates, issuers may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.

Instruments with variable or floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable-rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

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During periods of rising interest rates, issuers of debt instruments or ABS may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or ABS may pay off debts more quickly or earlier than expected, which will cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.

A wide variety of factors can cause values, interest rates or yields of fixed-income and other debt instruments to decline, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s (and other central banks’) monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of seeking to reduce the interest rate sensitivity of credit securities held by the Fund or any leverage being employed by the Fund and seeking to decrease the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to seek to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Current Fixed-Income and Debt Market Conditions

Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates and implementation of quantitative tightening or easing. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or are quickly reversed. It is difficult

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to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance. To the extent the Fund invests in derivatives tied to fixed-income or related markets, the Fund can be more substantially exposed to these risks than if it did not invest in such derivatives. The liquidity levels of the Fund’s portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices.

Corporate Bond Risk

Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with Income Securities, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates and be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer.

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below-investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments. Please refer to “Below-Investment Grade Securities Risk” for additional information.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund. These or similar conditions may also occur in the future.

Extension Risk

Certain debt instruments, including mortgage- and other ABS, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund

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to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Prepayment Risk

Certain debt instruments, including loans, mortgage- and other ABS and variable or floating rate investments, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. For example, corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other ABS are particularly subject to prepayment risk. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments. Prepayments could also result in tax liability in certain instances.

Liquidity Risk

The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid or become illiquid, including certain high-yield securities. The Fund may also invest in privately issued securities of both public and private companies, which may be illiquid. For example, Common Equity Securities of private companies (including when held through an Investment Fund) are usually highly illiquid, and the Fund is usually able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires or that it will obtain favorable values upon the sale. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper) may be treated as liquid for these purposes. Securities of below-investment grade quality tend to be less liquid than investment grade debt securities, and securities of financially distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities, However, an active dealer or other market may exist which would allow

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such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position.

The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The Fund may be adversely affected by market illiquidity, such as for Income Securities. Limited market making and capacity of market participants in certain securities or instruments and/or market dislocations may increase liquidity risk. Liquidity risk is heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.

Valuation of Certain Income Securities Risk

GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sales of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.

Duration and Maturity Risk

The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.

Below-Investment Grade Securities Risk

The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by GPIM) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss and increased volatility, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative by certain rating agencies with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value or income due to

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adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions, compared to investment grade bonds. Securities of below-investment grade quality are often issued by companies that are restructuring, have limited track records of earnings or sales, are smaller and less creditworthy or are more highly leveraged or indebted than companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest and are more volatile than higher-rated securities of similar maturity.

Securities of below-investment grade quality generally involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recessions and other adverse economic developments than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment.

Under unusual, weakening or adverse economic, market and/or political conditions (such as recessions or periods of rising unemployment), or during periods of changing interest rates, high yield securities may be particularly susceptible to credit and default risk (e.g., delinquencies, non-payment rates and losses could increase) and declines in market value or income could be substantial (or total). The market values, total return and yield for securities of below-investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds, and the entire below-investment grade market can experience sudden and sharp swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding below-investment grade securities. Securities of below-investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ ask spreads, than higher-quality securities. Additionally, issuers of below-investment grade securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other below-investment grade or other securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. To the extent that a secondary market does exist for certain below-investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Please

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refer to “Liquidity Risk” for additional information. Investments in below-investment grade securities subject the Fund to prepayment risk. Please refer to “Prepayment Risk” for additional information. Because of the substantial risks associated with investments in below-investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by a nationally recognized statistical rating organization, the Fund’s ability to achieve its investment objective will be more dependent on GPIM’s credit analysis than would be the case when the Fund invests in rated securities. Please refer to “Management Risk” for additional information.

Investment in lower-medium and lower-rated debt securities may involve greater investment risk and the success of such investment is highly dependent on GPIM’s credit analysis. The value of securities of below-investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause below-investment grade securities to lose significant market value, including before a default occurs.

Structured Finance Investments Risk

The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly or other periodic payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty and other risks. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

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The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below-investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. Structured finance investments are subject to liquidity risk and may be subject to risks associated with private placements and restricted securities. Please refer to “Liquidity Risk”, “Private Securities Risk” and “Risks Associated with Private Company Investments” for additional information.

As discussed below, structured finance securities, such as mortgage-backed securities, issued by non-governmental issuers are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and are typically subject to greater risk than those issued by such governmental entities. For example, privately issued mortgage-backed securities are not subject to the same underwriting requirements for underlying mortgages as those issued by governmental entities and, as a result, mortgage loans underlying such privately issued securities typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics).

Investments in structured finance securities generally are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, below-investment grade securities risk, leverage risk, prepayment and extension risk and regulatory risk. Generally, these securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the securities.

Asset-Backed Securities Risk

The Fund may invest in ABS issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such ABS. Investors in ABS receive payments that are part interest and part return of principal or certain ABS may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the ABS and, thus, the value of and

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interest generated by such investment will decline. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, ABS are subject to additional risks due to their structure.

During periods of declining interest rates, prepayment of borrowings underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an ABS may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.

While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets that has been securitized and typically provides for monthly or quarterly payments of interest, at a fixed or floating rate, and may provide for payments of principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is often the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

In addition, investments in ABS entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the ABS intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an ABS may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable

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from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in ABS may arise principally because of the type of ABS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the ABS (such as their type or nature), the structure of such ABS, or the tranche or priority of the ABS held by the Fund (with junior or equity tranches generally carrying higher levels of risk).

Mortgage-Backed Securities Risk

Mortgage-Backed Securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to instability in the credit markets, the market for some MBS has at times experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans, which may be subject to heightened risks compared to other MBS. See “Sub-Prime Mortgage Risk” below for more information.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or

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mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS. For example, during periods of weakness or perceived weakness in the mortgage and real estate sectors, non-agency mortgage-related securities may experience greater price fluctuations and less liquidity than agency mortgage-related securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower interest rates than the interest rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may

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be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

The general effects of inflation on the U.S. economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as recently experienced, may negatively affect the value of certain MBS in the secondary market. In addition, during periods of declining economic conditions, losses on mortgages underlying MBS generally increase. MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, which are described under “Real Estate Risks” below.

MBS, including CMBS and RMBS, are subject to the risks of ABS generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets, and the overall market and other economic developments (e.g., a rise in unemployment rate may cause a rise in delinquencies in mortgages underlying mortgage-related securities). Because changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS.

Commercial Mortgage-Backed Securities Risk

CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of ABS and mortgage-

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related securities generally, as well as the commercial real estate markets and the real estate securing the underlying mortgage. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or mortgage-related securities.

CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending, because lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom, which can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local or other real estate values, public health conditions, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce demand for commercial retail and office spaces (including continued or expanded remote working arrangement) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, mortgage-related securities, including CMBS, are subject to (in some cases to a greater extent) general investment, economic, market and/or geopolitical risks that affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer

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spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or MBS.

Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hotels, hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real estate markets. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s

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equity in the mortgaged property and the individual financial circumstances of the borrower. For example, borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. The risk of non-payment is greater for RMBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Income from and values of RMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Sub-Prime Mortgage Market Risk

Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher degree of credit, default and the other risks to which MBS are subject, as discussed above. As a result, values of ABS backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.

The residential mortgage market in the United States has at times experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have at times experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements has at times caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could occur again or worsen. If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

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Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

Future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, originators and servicers of residential and commercial mortgage loans, experienced serious financial difficulties. Similar difficulties may occur in the future and affect the performance of RMBS and CMBS, particularly non-agency RMBS and CMBS, and especially those of sub-prime quality. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

CLO, CDO and CBO Risk

The Fund may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, CLOs, CDOs and CBOs are subject to additional risks due to their complex structure and highly leveraged nature. Additionally, the Fund’s investment in CLOs, CDOs and CBOs will provide it with indirect exposure to the underlying collateral; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of loans if it held such loans directly. Additionally, CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.

CLOs, CDOs and CBOs are subject to risks associated with the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is

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permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of GPIM to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of GPIM in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.

These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

Securities issued by CLOs, CDOs and CBOs may experience substantial losses due to defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the

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Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

CLO securities carry additional risks due to the complex structure and highly leveraged nature of a CLO. CLO issues classes or “tranches” that vary in risk or yield. The most senior tranches have the lowest yield but the lowest level of risk relative to other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches have the highest potential yield relative to other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.

Investments in CLOs, CDOs and CBOs expose the Fund to financial leverage and, thus expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and CBOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs, CDOs and CBOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs, CDOs and CBOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below-investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO, CDO or CBO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.

CLO Subordinated Notes Risk

The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). The most senior tranches have the lowest yield but the lowest level of risk relative to other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches have the highest potential yield relative to other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. A CLO may experience substantial losses attributable to loan

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defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches. In addition, the subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be more vulnerable to loss, including up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.

The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.

Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore, the Fund may be required to hold subordinated notes for an indefinite period of time or until their stated maturity.

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Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

Risks Associated with Risk-Linked Securities

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default (or loss) if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk

The Fund may invest in senior secured floating rate Loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer. An investment in Senior Loans involves the risk that the borrowers under Senior Loans may default on their obligations to pay principal and/or interest when due. In the event a borrower fails to pay

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scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the Fund’s NAV.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong.

The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Please refer to “Below-Investment Grade Securities Risk.”

GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. Please refer to “Management Risk” for more information. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. Further, transactions in Senior Loans typically settle on a delayed basis and may take longer than seven days to settle. As a result, the Fund may receive the proceeds from a sale of a Senior Loan on a delayed basis which may affect the Fund’s ability to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices of the Senior Loans and cause the Fund’s NAV per share to fall or otherwise adversely impact the Fund’s investments in Senior Loans. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates. Senior Loans may be structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from a Senior Loan. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price.

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An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets and normally make it more difficult to value Senior Loans (particularly those that are illiquid). Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal (or at all) or that such collateral could be readily liquidated, and the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan (including in cases of bankruptcy of the borrower). If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss or illiquidity. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may

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elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).

Senior Loans are subject to legislation and regulation risk, including the risk that regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, which could adversely affect the availability of Senior Loans for investment by the Fund. Future legislation or regulations could decrease or eliminate sources of funding for certain borrowers and impose requirements on financial institutions, including with respect to capital requirements, which could increase default, liquidity and other risks to which the Fund is already subject. Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.

Second Lien Loans Risk

The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk

Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities.

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However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor, which leads to the risk of subordination to other creditors. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current obligations. The Fund thus is subject to the risk of selling other

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investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress. Investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore the interest rate payable under such loans may significantly trail market interest rates. The potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments (or exposure to) in covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

In certain circumstances, the Adviser or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-¬public information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Adviser, GPIM or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged

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relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. The Adviser or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Adviser or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected.

The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” under federal securities law and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Unfunded Commitments Risk

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.

Mezzanine Investments Risk

The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral) and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation

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proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. GPIM’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk

Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred Securities/Preferred Stock Risk

The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock, to the extent proceeds are available after paying any more senior creditors. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred

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stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stocks may be subject to greater credit risks than equity instruments as well as risks related to limited voting rights, special redemption rights and deferred and omitted distributions.

Foreign Securities Risk

The Fund may invest up to 30% of its total assets in issuers located outside the United States. Investing in foreign issuers may involve heightened risks and certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political (including geopolitical), market and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers, and may be subject to less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. In addition, such investments are subject to other adverse diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions (which effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities) or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render the holdings illiquid or even worthless. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets, particularly countries that are significant trading partners with the United States, which may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual institution of tariffs. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies. These risks are heightened under adverse economic, market, geopolitical and other conditions.

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. The values of foreign currencies

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may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States.

Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, such as those that have been impacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value

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of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

American depositary receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Securities denominated in foreign currencies may experience (positive or negative) changes in value due to changes in the value of the currency in which they are denominated relative to the U.S. dollar. The values of foreign currencies may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. Specifically, the Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Furthermore, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s investments are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund may seek to hedge its exposures to foreign currencies but it is not required to do so. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Emerging Markets Risk

As noted above, the Fund may invest up to 30% of its total assets in issuers located outside the United States, which may include issuers which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging countries generally entails greater risks than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities and are subject to risks in addition to the risks associated with investing in foreign securities. These risks are elevated at times based on adverse conditions, including macroeconomic, geopolitical and global health conditions, and these risks include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems, and/ or a higher risk of failed trades or other trading issues; (iii) national policies (including sanctions

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programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property or otherwise less developed legal systems; (vi) confiscation, expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information and limited information about issuers and securities as well as increased difficulty in valuation of securities in emerging markets; (viii) high rates of inflation for prolonged periods and rapid interest rate changes; (ix) dependence on a few key trading partners and heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; (x) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or armed conflicts and other hostilities, or reliance on international or other forms of aid, including trade, taxation and development policies; and (xii) heightened risks of war and ethnic, religious and racial conflicts. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting those particular commodities or industries will likely negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. Such emerging market countries could also subject the Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Fund. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities. These risks are heightened for investments in frontier markets.

GPIM has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, GPIM may take into account specific or general factors that GPIM deems to be relevant, including interest rates, inflation rates, exchange

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rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. In addition, the impact of the economic and public health situation in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic risks.

Foreign Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s investments and other assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund currently intends to seek to hedge its exposures to foreign currencies but may, at the discretion of GPIM, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. The Fund may also use foreign currency transactions to facilitate portfolio management and to seek to earn income or enhance total return.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks in addition to those associated with debt investments and foreign investment, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political, social and other local, regional and global considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting

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party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. There can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/ or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries and certain emerging market countries have at times declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have at times experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Common Equity Securities Risk

The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report or other corporate development, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Please refer to “Investment and Market Risks” for more information. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of

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the relevant stock market and the economy overall, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production and other costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially and suddenly. While broad market measures of Common Equity Securities have historically generated higher average returns than most Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Equity securities have experienced heightened volatility over certain periods and, therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility and would likely also be subject to such risks in adverse market, economic, geopolitical and public health conditions in the future. Please refer to “Distribution Rate Risk” for more information.

New Issues Risk

“New Issues” are initial public offerings (“IPOs”) of U.S. equity securities. There is no assurance that the Fund will have access to profitable IPOs, and therefore investors should not rely on any potential gains from IPOs as an indication of future performance of the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares. As a result, the Fund’s investments in such securities are subject to considerable risk.

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Risks Associated with the Fund’s Covered Call Option Strategy and Put Options

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skills and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option.

There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non--performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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The Fund may also purchase put options and write covered put options. A put option written by the Fund on a security is “covered” if the Fund designates or earmarks assets determined to be liquid by GPIM equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in designated or earmarked assets determined to be liquid by GPIM. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Real Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies which are subject to the risks to which Income Securities and Common Equity Securities are subject, in addition to, among others, those discussed below.

Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs or other costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as public health emergencies, earthquakes, hurricanes, wildfires and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may

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be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.

Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.

The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Energy Companies Risk

Energy Companies are subject to certain risks, including, but not limited to, the following:

Catastrophic Event Risk

Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, cyber-attacks and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Energy Commodity Price Risk

Energy companies may be adversely affected by fluctuations in the prices of energy commodities, which can be volatile at times, and by the levels of supply and demand for energy commodities.

Energy Sector Regulatory Risk

Energy companies are subject to significant regulation of nearly every aspect of their operations by

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federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies.

Industry-Specific Risk

The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale. In addition, the further adoption of renewable energies may adversely impact other types of energy companies or the prices of other types of energy sources.

REITs Risk

Investments in REITs expose the Fund to risks similar to investing directly in real estate and the real estate market generally. The value of these underlying investments may be affected by, among other things, changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuers of the investments, demand for rental properties and other real estate occupancy levels, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. REITs are also subject to heavy cash flow dependency on the property interests they hold, defaults by borrowers, poor performance by the REIT’s manager and self-liquidation. REITs usually charge management fees, which would be in addition to fees directly accrued by an investment in the Fund. REITs may be leveraged, which increases risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Natural Resources and Commodities Risks

Because of the Fund’s ability to invest in and/or obtain exposure to natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to special risks associated with such investment, which include (among others):

Supply and Demand Risk

A decrease in the production or volume of a physical commodity, or demand for such commodity and the amount available for transportation, mining, processing, storage or distribution may

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adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, supply chain disruptions or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk

Many energy, natural resources, basic materials and associated companies are engaged in the production, transportation, storing, distribution, or processing of one or more physical commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, acquisitions or long-term contracts to acquire reserves. The financial performance of such companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk

Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

Regulatory Risk

Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

Commodity Pricing Risk

The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and

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interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Precious Metals Pricing Risk

The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors, including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals.

These commodities risks may be incurred indirectly through the Subsidiary, as discussed below.

Risks of Personal Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Special Situation Transportation Assets Risks

The risks of special situation transportation assets include (among others):

Cyclicality of Supply and Demand for Transportation Assets Risk

The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints. Conversely, the oversupply of a specific type of transportation asset in the

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market is likely to depress the values of that type of transportation asset which may impact the value of the Fund’s investments.

Risks of Decline in Value of Transportation Assets and Rental Values

In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include (among others): (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-¬leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; (vii) any renegotiation of a lease on less favorable terms; (viii) interest rates; (ix) the availability of credit; (x) fuel costs and general economic conditions; (x) production levels; and (xi) infrastructure considerations.

Technological Risks

The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

Risks Relating to Leases of Transportation Assets

Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies are subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset and supply chain disruptions. The Personal Property Asset Company needs to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets depends on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund, and the inability to do so may impact the value of the Fund’s investments.

Collectible Assets Risks

The risks of collectible assets include (among others):

Valuation of Collectible Assets Risk

Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.

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Liquidity of Collectible Assets Risk

There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which can be volatile and erratic. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.

Authenticity of Collectible Assets Risk

The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.

High Transaction and Related Costs Risk

Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

Investment in the Subsidiary Risk

The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures, by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which would be organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary would primarily obtain its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments would be subject to limits on leverage imposed by the 1940 Act. The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Fund’s investment in the Subsidiary would be expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this shareholder report. GPIM will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in the Subsidiary may vary based on GPIM’s use of different commodity-linked financial instruments.

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To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary would be managed by the Adviser and sub-advised by GPIM and overseen by its own board of directors that would be responsible for overseeing the operations of the Subsidiary. However, because the Fund would the sole shareholder in the Subsidiary, the Board would have direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities (i.e., the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary).

The Fund may invest in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary would not be a registered investment company under the 1940 Act. Because the Subsidiary would not be directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. The Fund would be exposed to the risks of the Subsidiary, which would be exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund is and the Subsidiary would be organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.

In order to qualify for favorable tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. The IRS has indicated that no further PLRs will be issued in this area. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.

Moreover, regulations issued by the IRS and the Treasury Department generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund’s business of investing in securities. Based on the foregoing, the Fund may seek to gain exposure to the commodity markets through the Subsidiary. Any net realized gains earned by the Subsidiary is a given year will generate ordinary taxable income to the Fund, and net realized losses earned by the Subsidiary in a given year will not generate any recognizable losses for the Fund and will not carryforward to future years. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/ or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from

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the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.

Private Securities Risk

The Fund may invest directly or indirectly in privately issued securities (Income Securities and Common Equity Securities) of both public and private companies. Private Securities have additional risk considerations relative to investments in comparable public investments and are subject to a greater degree of investment risk. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon GPIM’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations, which information cannot be independently verified. The Fund also depends on the expertise, skills and network of business contacts of GPIM to evaluate, negotiate, structure, execute and monitor the Private Securities. Private Securities are often subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and such securities are often illiquid. Because there is often no readily available trading market for Private Securities, the Fund will not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded and may be subject to higher transaction costs. Subscriptions to purchase Private Securities are typically subject to restrictions or delays. Private Securities are also more difficult to value. Valuation will require more research, and elements of judgment will play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available.

In addition to the risks discussed above, investments in Common Equity Securities of private issuers (often called private equity investments) are subject to certain risks (whether made directly or through Investment Funds), including:

•	Limited Operating History. Private equity investments may have limited operating histories, and the information GPIM will obtain about such investments may be limited and, in many cases, cannot be independently verified. As such, GPIM’s ability to evaluate past performance of a private equity investment or to validate its investment strategies will be limited. Moreover, even to the extent a private equity investment has a longer operating history, its past performance should not be construed as an indication of the future results of the private equity investment or the Fund, particularly as the investment professionals responsible for the performance of the private equity investment may change over time.
•	Concentration and Non-Diversification Risk. Investment Funds that have exposure to private equity investments, such as private equity funds in which the Fund can invest, may at certain times hold large positions in a relatively limited number of investments. In addition, private equity funds may target or concentrate their investments in particular markets, sectors or industries. Those funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to

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entry and sensitivity to overall market swings. Some of these Investment Funds may hold a single asset and thus are subject to even higher risks. As a result, the net asset values of such funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements, which may negatively impact the value of the Common Shares.

•	Liquidity Risk. The securities held by private equity funds are often illiquid, and subscriptions to purchase these securities are typically subject to restrictions or delays. There is no regular market for interests in many private equity funds or portfolio companies, which typically must be sold in privately negotiated transactions subject to high conflicts, valuation and liquidity risks. Any such sales would likely require the consent of the manager of the applicable private equity fund or the board of the portfolio company and could occur at a material discount to the stated net asset value. If GPIM determines to cause the Fund to sell its interest in a private equity investment, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a materially lower price.
•	Valuation Risk. A large percentage of private equity investments will not have a readily determinable market value and may be reported at an estimate of fair value determined by private equity fund managers or the co-investment sponsor that are subject to conflicts (when held through an Investment Fund). In this regard, a private equity fund manager or a co-investment sponsor may face a conflict of interest in valuing the securities, as their value may affect the compensation of the manager or sponsor or the manager’s or sponsor’s ability to raise additional funds in the future. As a result, valuations of the securities may be subjective and could subsequently prove to have been inaccurate, potentially by significant amounts.

Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, GPIM may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which will adversely affect the Fund’s investment performance. Some private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, the management of private companies may depend on one or two key individuals, and the loss of the services of any such individual may adversely affect the performance of the private company.

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These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks.

Late-Stage Private Companies Risk

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when GPIM deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions or other factors may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company issues shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Investment Funds Risk

The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, ETFs and business development companies as well as other pooled investment vehicles. Investment Funds may include those advised by the Adviser and/or its affiliates. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne by other Investment Funds in which the Fund invests may be similar to the fees and expenses borne by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it

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may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to Financial Leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of leverage, and, thus, increase the Fund’s exposure to leverage risk and costs. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

The Fund may invest in Investment Funds in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying Investment Fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles). It is uncertain what effect the conditions of Rule 12d1-4 will have on the Fund’s investment strategies and operations or those of the Investment Funds in which the Fund may invest.

If the Fund invests in Investment Funds, the Fund’s realized losses on sales of shares of an underlying Investment Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying Investment Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying Investment Fund, if any, would not offset net capital gain of the Fund or of another underlying Investment Fund.

When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

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Synthetic Investments Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent GPIM uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the Fund and material violations of the terms of the contract or the portfolio guidelines as well as other events negotiated between the parties. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to obtain investment exposure to Investment Funds (including private investment funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.

Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

Inflation/Deflation Risk

Inflation risk is the risk that the intrinsic value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change) and the Fund’s investments may not keep pace with inflation, which could adversely affect the Fund. The market price of fixed rate debt instruments generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities that pay a fixed interest rate. Additionally, actions by governments and central banking authorities intended to address inflation levels can result in

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changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Fund and its investments. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Discount Risk

The net asset value and market price of the Common Shares will fluctuate, sometimes independently, based on market and other factors affecting the Fund and its investments. The market price of the Common Shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Common Shares is often considered in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Market price movements of Common Shares are thus material to investors and may result in losses, even when net asset value has increased.

The Fund cannot predict whether the Common Shares will trade at a premium or discount to net asset value and the market price for the Common Shares will change based on a variety of factors. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above net asset value. The risk of the Common Shares trading at a discount is a risk separate and distinct from the risk of a decline in the Fund’s net asset value as a result of the Fund’s investment activities.

Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares.

The Fund’s net asset value would be reduced following an offering of the Common Shares due to the costs of such offering, to the extent those costs are borne by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make

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it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

The Fund is designed for long-term investors and investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended or if investments made with these proceeds perform poorly, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Financial Leverage and Leveraged Transactions Risk

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transactions proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares (if any) that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and Sub-Adviser on the one hand and the Common Shareholders on the other. Common

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Shareholders bear a portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or GPIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s Shares.

The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and agrees to purchase a substantially similar security (but not the same security) for settlement at a later date at an agreed-upon price. During the roll period, the Fund gives up the principal and interest payments on the sold security, but may invest the sale proceeds. When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon, among other things, GPIM’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

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In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

The Fund’s obligations under reverse repurchase agreements, dollar roll transactions, and derivatives transactions may have economic characteristics similar to leverage. The Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, but the Fund’s use of such transactions may be limited by the applicable requirements of the SEC.

The Fund may have Financial Leverage and leveraged transactions outstanding during a short-term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Fund if GPIM believes that the long-term benefits to Common Shareholders of such Financial Leverage and leveraged transactions would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that GPIM’s judgment in weighing such costs and benefits will be correct.

Economic and market events have at times caused severe market volatility and severe liquidity strains in the credit markets. The terms of the Fund’s credit facility include a variable interest rate. Accordingly, during periods when interest rates or the applicable reference rate for the credit facility rise or there are dislocations in the credit markets, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities. The cost of leverage and the risks highlighted above are heightened during periods of rising or elevated interest rates.

The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks. Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage.

Derivatives Transactions Risk

In addition to the Covered Call Option Strategy and other options strategies described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts, options, swaps transactions and other similar strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase

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the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

The Fund may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to maintain such assets in respect of its derivatives transactions positions. Participation in derivatives market transactions involves investment risk and transaction costs to which the Fund would not be subject absent the use of these strategies. To the extent the Fund engages in derivatives transactions in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in the value of a derivatives transaction may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include (among others):

·	dependence on GPIM’s ability to predict correctly movements in the direction of interest rates and securities prices;
·	imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged;
·	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
·	the possible absence of a liquid secondary market for any particular instrument at any time;
·	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
·	the possible loss of the opportunity to profit from increases in the market value of the security or instrument covering a call option during an option’s life;
·	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to make margin or settlement payments in connection with such derivatives transactions;
·	the loss of the benefit of indirect exposure to the underlying asset of the derivative if a trading counterparty terminates the agreement; and
·	the creditworthiness of counterparties.

The Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited

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derivatives users” exception that is included in Rule 18f-4. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The Adviser has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Adviser with respect to the Fund is not subject to registration or regulation as a CPO. Changes to the Fund’s investment strategies or investments may cause the Adviser with respect to the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation as a CPO. If the Adviser with respect to the Fund’s operation becomes subject to CFTC regulation, the Fund or the Adviser may incur additional expenses.

Futures Transactions Risk

The Trust may invest in futures contracts and options on futures contracts. Futures and options on futures involve the risks discussed under “Derivatives Transactions Risk” above and certain additional risks, including but not limited to the following:

·	no assurance that futures contracts or options on futures can be offset at favorable prices;
·	possible reduction of the return of the Fund due to their use for hedging;
·	possible reduction in value of both the securities hedged and the hedging instrument;
·	possible lack of liquidity, trading restrictions or limitations that may be imposed by an exchange, and the potential that government regulations may restrict trading;

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·	imperfect correlation between the contracts and the securities being hedged; and
·	losses from investing in futures transactions that are potentially unlimited and losses resulting from the default or insolvency of intermediaries such as the Fund’s futures commission merchant.

The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. In addition, the CFTC has position limits rules that establish position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such counterparty.

The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Swap Risk

Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/ or cleared through a clearinghouse that serves as a central counterparty. In a standard swap

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transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain assets without purchasing those assets, to hedge other positions or for investment purposes.

Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If GPIM is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to various risks, including market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Written credit default swaps also are subject to the risk of default on the instrument underlying the swap, which may result in the Fund being obligated to pay the counterparty to the swap the principal amount of the underlying instrument. Cash-settled swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps generally is limited to the net amount of payments and margin that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.

In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Although liquidity of certain

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swaps has improved, certain types of derivatives products, such as caps, floors and collars may be less liquid than swaps in general.

Certain standardized swaps are subject to mandatory exchange-trading and central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. In addition, regulators have developed rules that require trading and execution of the most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps.

In addition, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.

Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.

Special Purpose Acquisition Companies Risk

The Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-

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the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

Availability and Quality of Data

GPIM faces the general risk regarding the availability and quality of information concerning a particular asset or investment, and employs a variety of policies, practices and methodologies designed to minimize that risk. For example, there is less readily available and reliable information about most bank loans than is the case for many other types of instruments, including listed securities. Another example is the consideration of Environmental, Social, and Governance (“ESG”) criteria where GPIM believes it could have a material impact on an investment’s return or issuer’s financial performance (though, for avoidance of doubt, GPIM does not offer any ESG products). Similar to GPIM’s ability to evaluate traditional factors in making investment decisions, the ability for GPIM to identify and evaluate ESG characteristics and risks, or to engage with an issuer, is limited to the availability and quality of information on an asset or issuer. In some cases, GPIM may decline to consider ESG criteria in an investment decision due to the unavailability of information on an issuer, or the quality of that information. In addition, GPIM often uses data and insights from third-party research to provide additional input in the analysis of ESG-related criteria. Third-party information and data will, from time to time, be incomplete, inaccurate or unavailable. As a result, there is a risk that GPIM could incorrectly assess the ESG criteria or risks associated with a particular asset or issuer. Additionally, GPIM expects from time to time to directly engage with certain corporate credit issuers by requesting improved issuer disclosure relating to ESG factors, as well as discussing potential opportunities to improve various ESG metrics and other related topics. Direct engagement will occur with only a minority of portfolio investments and issuers GPIM considers for investment and will depend on a variety of considerations, including the materiality of ESG criteria to the specific issuer or sector and the size of GPIM client investments in the issuer. There can be no assurance that GPIM’s engagement efforts will be successful or provide benefits to clients.

The application of ESG criteria and risk factors to portfolio investments (if any) could result in one or more assets or issuers being excluded from the Fund, which could have an adverse effect on the performance of the Fund. Additionally, in some circumstances a client mandate or applicable regulations can cause GPIM to restrict specific investments based on particular ESG characteristics. GPIM also reserves the right, in the future, to implement restrictions or prohibitions on investments within certain industries for all or a sub-set of all client accounts which could be based on particular ESG criteria or other relevant factors. As a result of any of the aforementioned circumstances, clients may be limited as to available investments, which could hinder performance when compared to investments with no such restrictions.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

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U.S. Government Securities Risk

U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration and the U.S. government’s debt burden. Also, circumstances could arise in which U.S. government securities, including U.S. treasury securities that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including the risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid).

Legislation and Regulation Risk

At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations (or amend or change existing regulations) and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation

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(“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required as of June 30, 2027. The clearing mandate is expected to result in the Trust being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions.

Recent Market Developments Risk

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates , adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts or credit ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods.

Periods of market volatility remain, and may continue to occur in the future, in response to various market, political, social, geopolitical, economic and public health events both within and outside of the United States. These conditions have resulted in, and in cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Future debt, economic, political, public health or other unforeseeable situations could also have a detrimental impact on the global economies, the financial condition of financial institutions, operations of businesses and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer and other debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of various investments, notably dividend- and interest-paying securities. These policies are subject to change

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at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Fund’s investments. Market volatility, changing interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective. Economies and markets are experiencing, and have experienced, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance, and have unintended adverse consequences.

Moreover, changing economic, political, social, geopolitical, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain counties) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Increasing Government and other Public Debt Risk

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to economic, market, labor and public health conditions designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and

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the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn. Fiscal policies, government spending and deficit reduction plans may adversely affect U.S. and global economies and markets.

Municipal Securities Risk

Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks, as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political or other developments or events, including extreme weather conditions, natural or man-made disasters and public health conditions, (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers), and (iii) litigations involving such issuers. In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government (which may be limited by provisions of state constitutions or laws), the credit of an issuer of municipal securities (which will depend on many factors, including the entity’s tax base and revenue sources, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control), or the current or anticipated revenues from a specific project, which may be adversely affected by actual or perceived changes in economic, social or public health conditions and general economic downturns. Changes in tax laws or other developments that affect the tax-exempt status of tax-exempt municipal securities may result in a decline in such municipal securities’ value. Moreover, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by, among other things, demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods or services.

To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state, municipality or project, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. The risk of loss to the Fund would be heightened to the extent that the Fund invests a substantial portion of its portfolio in municipal securities backed by current or anticipated revenues from a specific or similar project or assets, which can be negatively affected by the discontinuance of taxation or reduction of revenue supporting the project or assets.

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Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investment in municipal securities that feature credit enhancements (such as bond insurance). Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance. Additionally, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments, and their risks, may therefore be more dependent on the analytical abilities of the Adviser than its investment in certain other securities. Information related to municipal securities and their risks may be provided by the municipality itself, which may be limited or inaccurate. The secondary market for municipal securities, particularly below-investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, social, political, economic, market or public health conditions can, and have at times, significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may adversely affect their ability to meet their financial obligations and the value or liquidity of the Fund’s investments in municipal securities. The value of municipal securities and financial condition of issuers of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out or reduction of federal programs providing financial support. A number of municipal issuers, in the past, have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of issuers of municipal securities may occur in the future and the financial condition of such issuers may decline quickly. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted or that may be enacted in the future by governmental authorities could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

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Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, the Fund’s investments in municipal obligations or other securities may be subject to heightened risks relating to the occurrence of such developments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in municipal securities.

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Short Sales Risk

The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.

Repurchase Agreement Risk

The Fund may enter into bilateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient

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to return to the Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. The Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Adviser (or GPIM) evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Adviser or GPIM or their affiliates. Except as provided under applicable law, the Fund may enter into repurchase agreements without limitation.

Repurchase agreements, the underlying collateral of which consists entirely of cash items, U.S. government securities or by securities issued by an issuer that the Adviser or GPIM has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity and other standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Adviser or GPIM to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below-investment grade) (“Alternative Collateral”). Repurchase agreements that are secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of that custodian. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the Fund’s creditworthiness standards. Securities lending is subject to the risk that loaned securities may not

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be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Conflicts of Interest Risk

Guggenheim Partners, LLC (“Guggenheim Partners”) is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 and the requirements of the 1940 Act, the Adviser or GPIM may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates

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have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance.

Market Disruption and Geopolitical Risk

The Fund does not know and cannot predict how long the securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, geopolitical, public health, labor and other global market developments and disruptions, such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects.

Cyber Security, Market Disruptions and Operational Risk

Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and exchanges on which its shares trade and other infrastructures, services and parties on which the Fund, the Adviser, GPIM or the Fund’s other service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters (such as earthquakes, wildfires and floods), war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortion) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft,

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damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks, particularly from nation-states or entities with nation-state backing.

Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. A cyber incident or sudden market or other disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. The same could affect the exchange on which Fund shares trade. A cyber incident could also adversely affect the ability of the Fund (and its Adviser) to invest or manage the Fund’s assets.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and operational and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders. The use of cloud-based service providers could heighten all of the above risks.

The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or

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misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

The Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, exchanges where its shares trades, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.

In addition, the use of work-from-home arrangements or the use of contingency plans by the Fund, the Adviser or GPIM (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or GPIM (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

In addition, to the extent that GPIM utilizes a sleeve structure and sub-accounts of the Fund in managing the Fund, the Fund would be more susceptible to operational risks, including (but not limited to) settlement, administrative and accounting errors in monitoring the sub-accounts and processing trades and other transactions within and between sub-accounts.

ANTI-TAKEOVER PROVISIONS

The Fund’s Declaration of Trust and By-Laws, each as may be amended and/or restated from time to time, include provisions that could limit the ability of other entities or persons to acquire control

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of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

EFFECTS OF LEVERAGE

Assuming that the Fund’s total Financial Leverage represented approximately 25.1% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $182,395,099) and interest costs to the Fund at a combined average annual rate of 5.06% (based on the Fund’s average annual leverage costs for the fiscal year ended May 31, 2025) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 1.27% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 25.1% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 5.06% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(15.06%)	(8.38%)	(1.70%)	4.98%	11.66%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser by the Fund (and by the Adviser to GPIM) for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and GPIM

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and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and GPIM anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions to seek to hedge against possible increases in the variable interest or dividend rate that it will be obligated to pay on its Financial Leverage. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.

Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will be subject to credit risk with respect to the counterparties to interest rate transactions entered into by the Fund.

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If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default by a counterparty could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that GPIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, GPIM will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to seek to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all Fund Preferred Shares, if any, or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The fundamental policies of the Fund are:

1.	The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
2.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
3.	The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

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4.	The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
5.	The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
6.	The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
7.	The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund is a diversified, closed-end management investment company.

A “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For these purposes, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For these purposes, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on GPIM’s evaluation of the risks associated with the collateral underlying such investments.

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FUND INFORMATION	May 31, 2025

Board of Trustees	Investment Adviser

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Elisabeth Miller
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

James M. Howley
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

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FUND INFORMATION (Unaudited) continued	May 31, 2025

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

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ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/25)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GUG-AR-0525

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate Audit Fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $102,418 and $84,872 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively.
(b)	Audit-Related Fees: the aggregate Audit-Related Fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $0 and $ 0 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively.
(c)	Tax Fees: the aggregate Tax Fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $12,515 and $31,947 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.
(d)	All Other Fees: the aggregate All Other Fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively.
(e)	Audit Committee Pre-Approval Policies and Procedures.
(1)	The registrant’s pre-approval policy requires the Audit Committee to pre-approve any engagement of the registrant’s independent auditors to provide any services, other than “prohibited non-audit services,” to the registrant, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X). The independent auditors or the Chief Accounting Officer of the registrant (or an officer of the registrant who reports to the Chief Accounting Officer) report to the Audit Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report includes a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee. The Audit Committee is also required to pre-approve any engagement of the registrant’s independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the registrant), if the engagement relates directly to the operations or financial reporting of the registrant (unless an exception is available under Rule 2-01 of Regulation S-X).
(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $12,515 and $31,947 for the fiscal years ended May 31, 2025 and May 31, 2024, respectively.

(h)	Not applicable as the registrant’s accountant did not render any non-audit services to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments is included as part of Item 1.
(b)	(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Guggenheim Funds Investment Advisors, LLC acts as the registrant’s investment adviser and is responsible for the management of the registrant. Guggenheim Partners Investment Management, LLC (“GPIM”) is responsible for the management of the registrant’s portfolio of securities. The following section provides information on the portfolio managers at GPIM:

(a)(1) Portfolio Managers

The following individuals at GPIM share primary responsibility for the day-to-day management of the registrant’s portfolio (information provided as of May 31, 2025):

Name	Since	Professional Experience During the Last Five Years

Anne B. Walsh, CFA – Managing Partner and CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–2021; Managing Partner and CIO – 2021-Present

Steven Brown, CFA – Senior Managing Director and CIO, Fixed Income	2017	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2019-Present; Managing Director – 2016-2019; Director – 2014-2016; Vice President – 2013-2014; Senior Associate – 2012-2013.
Adam Bloch – Managing Director	2018

Guggenheim Partners Investment Management, LLC: Managing Director – 2019-Present; Director – 2015-2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Evan Serdensky – Managing Director	2022	Guggenheim Partners Investment Management, LLC: Managing Director – 2023-Present; Director – 2018–2023;

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2025:

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$49,387,087,246	0	$0
Other pooled investment vehicles	11	$3,089,562,183	3	$1,709,313,462
Other accounts	69	$130,551,683,092	1	$115,959,692

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$49,387,087,246	0	$0
Other pooled investment vehicles	10	$3,077,921,672	3	$1,709,313,462
Other accounts	46	$25,377,194,258	1	$115,959,692

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$48,332,751,425	0	$0
Other pooled investment vehicles	10	$3,077,921,672	3	$1,709,313,462
Other accounts	46	$25,377,194,258	1	$115,959,692

Evan Serdensky:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$48,332,751,425	0	$0
Other pooled investment vehicles	3	$1,544,075,813	1	$206,187,622
Other accounts	38	$24,283,301,424	1	$115,959,692

(a)(2)(iv) Potential Conflicts of Interest

Certain portfolio managers employed by GPIM or its affiliates manage, and may in the future manage, multiple accounts, including separately managed accounts, managed account program accounts, private funds, and registered funds, according to the same or similar investment strategies and have made and sold, and may in the future seek to make or sell, investments in the same securities, instruments, sectors or strategies. The manner in which GPIM executes a strategy for one client may differ from how that same or similar strategy is executed for another client due, for example, to investment restrictions imposed by a client or to the use of affiliated no-fee registered investment companies rather than individual securities. In such cases, the performance of a strategy executed on behalf of one client may differ from the performance of the same or a similar strategy that is executed for another client.

Further, this side-by-side management of multiple accounts creates conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Some investments (such as commercial mortgage loans, products structured for insurance company investment requirements, private equity, hedge funds, venture capital and/or other equity interests) have been, and will in the future be, offered to some but not all clients when appropriately within client investment guidelines, including unaffiliated and affiliated insurance companies.

GPIM faces conflicts of interest because GPIM has an incentive to favor particular accounts over others that are less lucrative in the allocation of investments (e.g., because such accounts have the same or similar investment strategies or otherwise compete for investment opportunities, have potentially conflicting investment strategies or investments, or have differing ability to engage in short sales and economically similar transactions). These conflicts arise when, for example, GPIM allocates investment opportunities that GPIM believes could more likely result in favorable performance, engages in cross trades or executes conflicting or competing investments.

In addition, in certain situations, GPIM’s actions for one client account will affect other client accounts, and GPIM’s actions for one or more client accounts will affect, or be affected by, actions of GPIM affiliates or related persons who hold interests in a particular portfolio company, either directly or through a GPIM managed account.

To address these conflicts, GPIM’s policies and procedures require that investment decisions for client accounts advised by GPIM or its affiliates will be made independently from those of other client accounts and are made with specific reference to the individual needs and objectives of each client account, without consideration of GPIM’s or its employees’ or affiliates’ pecuniary or investment interests. In particular, under GPIM’s policies and procedures investment opportunities will be allocated in a manner that GPIM believes is consistent with its obligations as an investment adviser. Investment groups within GPIM are subject to these and/or other similar policies and procedures that are consistent with GPIM’s obligations as an investment adviser and that address circumstances that are unique to their businesses. Accordingly, particular client accounts have received, and will in the future receive, an allocation in a given transaction when other client accounts do not. Where such differences in allocation occur, account investments and performance will differ from client to client.

GPIM advises clients with similar investment strategies. GPIM has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients as well as prevailing market conditions. In such circumstances, if an investment opportunity would be appropriate for more than one client, GPIM will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, GPIM often determines that an investment opportunity is appropriate for a particular account, but not for another. There can be no assurance that a particular investment opportunity will be allocated in any particular manner.

In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client of GPIM may be aggregated (i.e., blocked or bunched), subject to the aggregation being in the best interests of the participating clients and the firm’s obligation to seek best execution. In particular, GPIM expects that trades will be aggregated between GPIM clients, unless GPIM believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for its clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When GPIM believes that it can effectively obtain best execution for its clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

In the event trades are aggregated, GPIM will seek to: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; and (iii) ensure that clients who participate in an aggregated order will participate at the same price, net of transaction costs.

When a trade is to be executed for a single GPIM client and the trade is not in the best interests of other GPIM clients at the time of the transaction, then the trade will be executed only for that client. Other instances in which client orders will not be aggregated between GPIM clients include, but are not limited to, the following: (i) traders and/or portfolio managers determine that the aggregation is not appropriate due to market conditions; (ii) portfolio managers effect the transactions through an approved client-requested directed-brokerage arrangement (i.e., the same security/investment with different brokers), making aggregation unfeasible; or (iii) a client directs a purchase or sale transaction not in the best interests of other clients at the time of the transaction.

In selecting a counterparty/broker-dealer to execute trades on behalf of clients, GPIM seeks to obtain “best execution” for client transactions (i.e., the most favorable price and execution). In seeking best execution, GPIM is not obligated to choose the counterparty offering the lowest available commission rate if, in GPIM’s reasonable judgment, (i) there is material risk that the overall cost to purchase securities will be higher or the proceeds from the sale of securities will be lower; (ii) to the extent GPIM participates in soft dollar arrangements, a higher commission is justified by the trading or research services provided by the counterparty that fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security, minimum credit quality considerations to transact business with a particular counterparty, or the quality of the counterparty’s operations dictate utilizing a different counterparty.

GPIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the best interest of all clients involved. Appropriate resolution will depend on the nature of the transaction and the conflict of interest, but may include, without limitation, (a) general disclosure in GPIM’s Form ADV, or in IMAs or in governing fund documents for the relevant clients, or in specific client notifications, or (b) specific client consent for the applicable transaction both as required by applicable law and regulation, or as required by client investment guidelines, IMAs or governing fund documents, or where otherwise determined necessary or appropriate. GPIM compliance personnel have been designated to review transactions in which conflicts of interest may exist, to ensure compliance with applicable GPIM policies and legal or regulatory requirements.

GPIM and the registrant have each adopted certain compliance procedures which are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates portfolio managers for their management of a fund’s portfolio. Compensation is evaluated 1) quantitatively based on contribution to investment performance and portfolio risk control and 2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. Some portfolio managers earn compensation that varies based on the performance of certain accounts or investments. All employees of GPIM are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. GPIM’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of certain fund(s) managed by the particular portfolio manager. The value of the fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years).

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2025:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund

Anne B. Walsh	None
Steven Brown	None
Adam Bloch	None
Evan Serdensky	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.
(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Not applicable.
(a)(3)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 4, 2025

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 4, 2025